UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23701

Name of Fund:	BlackRock ESG Capital Allocation Term Trust (ECAT)

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock ESG Capital Allocation Term Trust, 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2023

Date of reporting period: 12/31/2023

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

DECEMBER 31, 2023

2023 Annual Report

BlackRock Capital Allocation Term Trust (BCAT)

BlackRock ESG Capital Allocation Term Trust (ECAT)

Not FDIC Insured • May Lose Value • No Bank Guarantee

Supplemental Information (unaudited)

Section 19(a) Notices

BlackRock Capital Allocation Term Trust’s (BCAT) and BlackRock ESG Capital Allocation Term Trust’s (ECAT) (collectively, the “Trusts” or individually, a “Trust”) amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Trust’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Each Trust will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.

December 31, 2023

	Total Cumulative Distributions for the Fiscal Period						% Breakdown of the Total Cumulative Distributions for the Fiscal Period

Trust Name	Net Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	(a)	Total Per Common Share	Net Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	Total Per Common Share
BCAT	$0.398705	$—	$—	$1.107895		$1.506600	26%	—%	—%	74%	100%
ECAT	0.190122	—	—	1.284878		1.475000	13	—	—	87	100

(a)

Each Trust estimates that it has distributed more than its net income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in a Trust is returned to the shareholder. A return of capital does not necessarily reflect a Trust’s investment performance and should not be confused with “yield” or “income.” When distributions exceed total return performance, the difference will reduce a Trust’s net asset value per share.

Section 19(a) notices for the Trusts, as applicable, are available on the BlackRock website at blackrock.com.

Section 19(b) Disclosure

The Trusts, acting pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order and with the approval of each Trust’s Board of Trustees (the “Board”), each has adopted a managed distribution plan, consistent with its investment objectives and policies, to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plans, the Trusts currently distribute the following fixed amounts per share on a monthly basis:

Trust Name	Amount Per Common Share
BCAT	$0.127500
ECAT	0.125000

The fixed amounts distributed per share are subject to change at the discretion of each Trust’s Board. Under its Plan, each Trust will distribute all available net income to its shareholders as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient income (inclusive of net income and short-term capital gains) is not earned on a monthly basis, the Trusts will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board; however, each Trust may make additional distributions from time to time, including additional capital gain distributions at the end of the taxable year, if required to meet requirements imposed by the Code and/or the Investment Company Act of 1940, as amended (the “1940 Act”).

Shareholders should not draw any conclusions about a Trust’s investment performance from the amount of these distributions or from the terms of the Plan. Each Trust’s total return performance is presented in its financial highlights table.

The Board may amend, suspend or terminate a Trust’s Plan at any time without prior notice to the Trust’s shareholders if it deems such actions to be in the best interests of the Trust or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Trust’s stock is trading at or above net asset value) or widening an existing trading discount. The Trusts are subject to risks that could have an adverse impact on their ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, changes in interest rates, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code.

2	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

The Markets in Review

Dear Shareholder,

The combination of continued economic growth and cooling inflation provided a supportive backdrop for investors during the 12-month reporting period ended December 31, 2023. Significantly tighter monetary policy helped to rein in inflation, and the Consumer Price Index decelerated substantially in the first half of the year before stalling between 3% and 4% in the second half. A moderating labor market helped ease inflationary pressure, although wages continued to grow. Wage and job growth powered robust consumer spending, backstopping the economy. On October 7, 2023, Hamas launched a horrific attack on Israel. The ensuing war will have a significant humanitarian impact and could lead to heightened economic and market volatility. We see geopolitics as a structural market risk going forward. See our geopolitical risk dashboard at blackrock.com for more details.

Equity returns were robust during the period, as interest rates stabilized and the economy proved to be more resilient than many investors expected. The U.S. economy continued to show strength, and growth further accelerated in the third quarter of 2023. Large-capitalization U.S. stocks posted particularly substantial gains, supported by the performance of a few notable technology companies and small-capitalization U.S. stocks also advanced. Meanwhile, international developed market equities and emerging market stocks posted solid gains.

The 10-year U.S. Treasury yield ended 2023 where it began despite an eventful year that saw significant moves in bond markets. Overall, U.S. Treasuries gained as investors began to anticipate looser financial conditions. The corporate bond market benefited from improving economic sentiment, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), attempting to manage persistent inflation, raised interest rates four times during the 12-month period, but paused its tightening in the second half of the period. The Fed also wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has stopped tightening for now, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period despite the market’s hopes for interest rate cuts, as reflected in the recent rally. In this new regime, we anticipate greater volatility and dispersion of returns, creating more opportunities for selective portfolio management.

We believe developed market equities have priced in an optimistic scenario for rate cuts, which we view as premature, so we prefer an underweight stance in the near term. Nevertheless, we are overweight on Japanese stocks as shareholder-friendly policies generate increased investor interest. We also believe that stocks with an AI tilt should benefit from an investment cycle that is set to support revenues and margins. In credit, there are selective opportunities in the near term despite tighter credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. mortgage-backed securities, and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2023
	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	8.04%	26.29%

U.S. small cap equities (Russell 2000® Index)	8.18	16.93

International equities (MSCI Europe, Australasia, Far East Index)	5.88	18.24

Emerging market equities (MSCI Emerging Markets Index)	4.71	9.83

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.70	5.02

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	1.11	2.83

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	3.37	5.53

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	3.63	6.40

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	7.65	13.44
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T	3

4

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed a Trust’s return on assets purchased with leverage proceeds, income to shareholders is lower than if a Trust had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of each Trust’s obligations under its respective leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Trust’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of each Trust’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment adviser will be higher than if the Trusts did not use leverage.

Each Trust may utilize leverage through a credit facility or reverse repurchase agreements as described in the Notes to Consolidated Financial Statements, if applicable.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to borrow money (including through the use of TOB Trusts) or issue debt securities up to 33 1/3% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by its credit facility, which may be more stringent than those imposed by the 1940 Act.

T H E B E N E F I T S A N D R I S K S O F L E V E R A G I N G	5

Option Over-Writing Strategy

Overview

In general, the goal of each of the Trusts is to provide total return through a combination of current income and realized and unrealized gains (capital appreciation). The Trusts seek to pursue these goals primarily by investing in a portfolio of equity securities and also by employing a strategy of writing (selling) call and put options in an effort to generate current gains from option premiums and to enhance each Trust’s risk-adjusted return. Each Trust’s objectives cannot be achieved in all market conditions.

Each Trust primarily writes single stock covered call options and may also from time to time write single stock put options. When writing (selling) a covered call option, a Trust holds an underlying equity security and enters into an option transaction which allows the counterparty to purchase the equity security at an agreed-upon price (“strike price”) within an agreed-upon time period. The Trust receives cash premiums from the counterparties upon writing (selling) the option, which along with net investment income and net realized gains, if any, are generally available to support current or future distributions paid by the Trust. During the option term, the counterparty may elect to exercise the option if the market value of the equity security rises above the strike price, and the Trust is obligated to sell the equity security to the counterparty at the strike price, realizing a gain or loss. Premiums received increase gains or reduce losses realized on the sale of the equity security. If the option remains unexercised upon its expiration, the Trust realizes gains equal to the premiums received. Alternatively, an option may be closed out by an offsetting purchase or sale of an option prior to expiration. The Trust realizes a capital gain from a closing purchase or sale transaction if the premium paid is less than the premium received from writing the option. The Trust realizes a capital loss from a closing purchase or sale transaction if the premium received is less than the premium paid to purchase the option.

Writing covered call options entails certain risks, which include, but are not limited to, the following: an increase in the value of the underlying equity security above the strike price can result in the exercise of a written option (sale by a Trust to the counterparty) when the Trust might not otherwise have sold the security; exercise of the option by the counterparty may result in a sale below the current market value and a gain or loss being realized by the Trust; and limiting the potential appreciation that could be realized on the underlying equity security to the extent of the strike price of the option. The premium that a Trust receives from writing a covered call option may not be sufficient to offset the potential appreciation on the underlying equity security above the strike price of the option that could have otherwise been realized by the Trust. As such, an option over-writing strategy may outperform the general equity market in flat or falling markets but underperform in rising markets.

Option Over-Writing Strategy Illustration

To illustrate these concepts, assume the following: (1) a common stock purchased at and currently trading at $37.15 per share; (2) a three-month call option is written by a Trust with a strike price of $40 (i.e., 7.7% higher than the current market price); and (3) the Trust receives $2.45, or 6.6% of the common stock’s value, as a premium. If the stock price remains unchanged, the option expires and there would be a 6.6% return for the three-month period. If the stock were to decline in price by 6.6% (i.e., decline to $34.70 per share), the option strategy would “break-even” from an economic perspective resulting in neither a gain nor a loss. If the stock were to climb to a price of $40 or above, the option would be exercised and the stock would return 7.7% coupled with the option premium received of 6.6% for a total return of 14.3%. Under this scenario, the Trust loses the benefit of any appreciation of the stock above $40, and thus is limited to a 14.3% total return. The premium from writing the call option serves to offset some of the unrealized loss on the stock in the event that the price of the stock declines, but if the stock were to decline more than 6.6% under this scenario, the Trust’s downside protection is eliminated and the stock could eventually become worthless.

Each Trust intends to write covered call and other options to varying degrees depending upon market conditions. Please refer to each Trust’s Consolidated Schedule of Investments and the Notes to Consolidated Financial Statements for details of written options.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Trusts must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Consolidated Financial Statements.

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Trust Summary as of December 31, 2023	BlackRock Capital Allocation Term Trust (BCAT)

Investment Objective

BlackRock Capital Allocation Term Trust’s (BCAT) (the “Trust”) (formerly known as BlackRock Capital Allocation Trust) investment objectives are to provide total return and income through a combination of current income, current gains and long-term capital appreciation. The Trust invests in a portfolio of equity and debt securities. Generally, the Trust’s portfolio will include both equity and debt securities. At any given time, however, the Trust may emphasize either debt securities or equity securities. The Trust utilizes an option writing (selling) strategy in an effort to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns.

On March 31, 2023, the Board approved a proposal to change the name of BlackRock Capital Allocation Trust, effective as of April 5, 2023, to BlackRock Capital Allocation Term Trust. There were no changes to the Trust’s investment policies or strategies in conjunction with the name change.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BCAT
Initial Offering Date	September 28, 2020
Current Distribution Rate on Closing Market Price as of December 31, 2023 ($14.95)(a)	10.23%
Current Monthly Distribution per Common Share(b)	$0.127500
Current Annualized Distribution per Common Share(b)	$1.530000

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Market Price and Net Asset Value Per Share Summary

	12/31/23	12/31/22	Change	High	Low
Closing Market Price	$ 14.95	$ 13.87	7.79%	$ 15.47	$ 13.71
Net Asset Value	17.25	16.84	2.43	17.74	16.04

GROWTH OF $10,000 INVESTMENT

BCAT commenced operations on September 28, 2020.
(a)	Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	An index that captures large- and mid-cap representation across certain developed and emerging markets.
(c)	A broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.

T R U S T S U M M A R Y	7

Trust Summary as of December 31, 2023 (continued)	BlackRock Capital Allocation Term Trust (BCAT)

Performance

Returns for the period ended December 31, 2023 were as follows:

	Average Annual Total Returns

	1 Year	Since Inception (a)

Trust at NAV(b)(c)	13.24%	3.08%
Trust at Market Price(b)(c)	19.16	(1.35)
MSCI ACWI	22.20	9.89
Bloomberg U.S. Aggregate Bond Index	5.53	(2.87)

(a)	BCAT commenced operations on September 28, 2020.
(b)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage, if any.
(c)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

Due to the nature of the Trust’s mandate, performance is reviewed on an absolute return basis. The Trust has an unconstrained approach (i.e., flexibility to invest across all equity and fixed-income asset classes, spanning public and private markets). As such, the Trust is not managed specifically to a benchmark. The index returns listed above are for reference purposes only. Performance information below is expressed on a contribution to return basis.

Positioning in information technology, particularly the software and semiconductor industries, contributed to absolute performance in equities. Holdings in select areas of the consumer discretionary sector contributed, as well. In fixed-income, the Trust’s holdings in collateralized loan obligations (“CLO“s) and high yield bonds were additive.

Short positions in U.S. equity index futures, which the investment adviser used to manage risk, detracted from performance. Positioning in the utilities sector also pressured results. Positioning in agency mortgage-backed securities (“MBS”), which the investment adviser viewed as a source of high-quality income, was a modest detractor in bonds given periodic spikes in market volatility.

The Trust used derivatives, which included options, futures, swaps and forward contracts, in an effort to enhance returns and manage the risk of adverse market movements. The Trust also used an options overlay strategy in which calls were written on a portion of the portfolio’s holdings. In the aggregate, the Trust’s use of derivatives had a minimal impact on performance.

Private investments comprised approximately 12% of the Trust’s total assets at the close of the reporting period. In total, the Trust’s holdings in this area detracted from absolute performance. The effect was partially offset by a contribution from the Trust’s holdings in private credit.

The Trust’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy.

Describe recent portfolio activity.

The Trust’s allocation to equities rose by 6.6%, with the largest increases in the industrials, financials, information technology, and consumer discretionary sectors. Its weightings in materials and energy decreased. The Trust’s allocation to bonds fell by 2.8%, largely through reductions in investment-grade corporates and securitized assets. On the other hand, the Trust added to agency MBS and developed market government issues. The Trust’s cash position decreased.

Describe portfolio positioning at period end.

The Trust had a 56.2% allocation to equities at the close of the reporting period. It had holdings across all sectors, with the largest absolute weightings in information technology, financials, healthcare, and industrials. The Trust used options as an additional source of income. As of December 31, 2023, the Trust had sold options on approximately 7% of its equity positions.

The Trust finished the period with a weighting of 48.5% in fixed income, comprised predominately of high yield bonds, securitized assets, agency MBS and, to a lesser extent, investment-grade corporates and emerging market bonds.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

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Trust Summary as of December 31, 2023 (continued)	BlackRock Capital Allocation Term Trust (BCAT)

Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security(a)	Percent of Total Investments

Uniform Mortgage-Backed Securities, 4.50%, 01/16/54	4.4%

Uniform Mortgage-Backed Securities, 3.50%, 01/16/54	3.6

Microsoft Corp.	2.7

Amazon.com, Inc.	1.7

Alphabet, Inc.	1.2

Spain Government Bond, 2.55%, 10/31/32	1.0

Mastercard, Inc.	0.9

JPMorgan Chase & Co.	0.8

ASML Holding NV	0.8

Shell PLC	0.8

GEOGRAPHIC ALLOCATION

Country/Geographic Region(b)	Percentage of Total Investments

United States	67.1%

Cayman Islands	4.7

United Kingdom	3.2

Japan	3.2

Netherlands	2.7

France	2.3

Canada	2.1

Spain	2.0

Switzerland	1.8

Germany	1.4

China	1.1

Italy	1.0

Other#	7.4

(a)	Excludes short-term securities.
(b)	Excludes underlying investment in total return swaps.
#	Includes holdings within countries/geographic regions that are less than 1.0% of total investments. Please refer to the Consolidated Schedule of Investments for such countries/geographic regions.

T R U S T S U M M A R Y	9

Trust Summary as of December 31, 2023	BlackRock ESG Capital Allocation Term Trust (ECAT)

Investment Objective

BlackRock ESG Capital Allocation Term Trust’s (ECAT) (the “Trust”) (formerly known as BlackRock ESG Capital Allocation Trust) investment objectives are to provide total return and income through a combination of current income, current gains and long-term capital appreciation. The Trust will invest in a portfolio of equity and debt securities. Generally, the Trust’s portfolio will include both equity and debt securities. At any given time, however, the Trust may emphasize either debt securities or equity securities. In addition, the Trust may invest without limit in “junk bonds,” corporate loans and distressed securities. The Trust will invest at least 80% of its total assets in securities that, in the investment adviser’s assessment, meet certain environmental, social and governance (“ESG”) criteria. The Trust utilizes an option writing (selling) strategy in an effort to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns.

On March 31, 2023, the Board approved a proposal to change the name of BlackRock ESG Capital Allocation Trust, effective as of April 5, 2023, to BlackRock ESG Capital Allocation Term Trust. There were no changes to the Trust’s investment policies or strategies in conjunction with the name change.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	ECAT
Initial Offering Date	September 27, 2021
Current Distribution Rate on Closing Market Price as of December 31, 2023 ($16.13)(a)	9.30%
Current Monthly Distribution per Common Share(b)	$0.125000
Current Annualized Distribution per Common Share(b)	$1.500000

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)

The monthly distribution per Common Share, declared on January 2, 2024, was increased to $0.150000 per share. The current distribution rate on closing market price, current monthly distribution per Common Share, and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future. A portion of the distribution may be deemed a return of capital or net realized gain.

Market Price and Net Asset Value Per Share Summary

	12/31/23	12/31/22	Change	High	Low

Closing Market Price	$16.13	$13.43	20.10%	$16.42	$13.43
Net Asset Value	18.05	16.62	8.60	18.10	16.23

GROWTH OF $10,000 INVESTMENT

ECAT commenced operations on September 27, 2021.
(a)	Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	An index that captures large- and mid-cap representation across certain developed and emerging markets.
(c)	A broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.

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Trust Summary as of December 31, 2023 (continued)	BlackRock ESG Capital Allocation Term Trust (ECAT)

Performance

Returns for the period ended December 31, 2023 were as follows:

	Average Annual Total Returns

	1 Year	Since Inception (a)

Trust at NAV(b)(c)	19.50%	3.57%
Trust at Market Price(b)(c)	32.15	(1.46)
MSCI ACWI	22.20	1.60
Bloomberg U.S. Aggregate Bond Index	5.53	(3.83)

(a)	ECAT commenced operations on September 27, 2021.
(b)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage, if any.
(c)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

Due to the nature of the Trust’s mandate, performance is reviewed on an absolute return basis. The Trust has an unconstrained approach (i.e., the flexibility to invest across all equity and fixed-income asset classes, spanning public and private markets) with ESG considerations. As such, the Trust is not managed specifically to a benchmark. The index returns listed above are for reference purposes only. Performance information below is expressed on a contribution to return basis.

Positioning in information technology, particularly in the software and semiconductor industries, contributed to absolute performance in equities. Holdings in select areas of the industrials and healthcare sectors contributed, as well. The Trust used U.S. equity futures as a way to manage its broader equity positioning, which was also additive. In fixed income, the Trust’s holdings in corporate bonds made the largest contribution to performance.

Positioning in the utilities, consumer staples, and energy sectors detracted from performance in equities. Positioning in agency mortgage-backed securities (“MBS”), which the investment adviser viewed as a source of high-quality income, was a modest detractor in fixed income given periodic spikes in bond market volatility.

The Trust used derivatives, which included options, futures, swaps and forward contracts, in an effort to enhance returns and manage the risk of adverse market movements. In the aggregate, the Trust’s use of derivatives modestly contributed to performance. The Trust’s cash position had no material impact on performance.

Private investments comprised approximately 4% of the Trust’s total assets at the close of the period. The Trust’s positions in this area detracted from absolute performance, but the adverse effect was offset by a contribution from the Trust’s holdings in private credit.

The Trust’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy.

Describe recent portfolio activity.

The Trust’s allocation to equities rose by 4.3%, with the largest increases in the financials, information technology, and industrials sectors. On the other hand, its weightings in healthcare, utilities, and real estate decreased. The Trust’s allocation to bonds fell by 19.5%, largely through reductions in investment-grade corporates. However, it added to developed market government issues. The Trust’s cash position increased.

Describe portfolio positioning at period end.

The Trust had a 68.6% weighting in equities at the close of the reporting period. It had holdings across all sectors, with the largest absolute weightings in information technology, healthcare, and financials. The Trust used options as an additional source of income. As of December 31, 2023, the team had sold options on approximately 6% of its equity positions.

The Trust finished the period with a weighting of 27.4% in fixed income, comprised predominately of high yield bonds, investment-grade corporates, securitized assets, agency MBS and, to a lesser extent, developed and emerging market government bonds.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T R U S T S U M M A R Y	11

Trust Summary as of December 31, 2023 (continued)	BlackRock ESG Capital Allocation Term Trust (ECAT)

Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security(a)	Percent of Total Investments

Uniform Mortgage-Backed Securities, 4.50%, 01/16/54	4.8%

Microsoft Corp.	3.6

Uniform Mortgage-Backed Securities, 5.50%, 01/16/54	2.1

Marsh & McLennan Cos., Inc.	2.1

Mastercard, Inc.	2.0

Eli Lilly & Co.	1.8

Boston Scientific Corp.	1.6

ServiceNow, Inc.	1.6

ASML Holding NV	1.5

Alphabet, Inc.	1.5

GEOGRAPHIC ALLOCATION

Country/Geographic Region(a)	Percentage of Total Investments

United States	77.1%

France	4.2

Netherlands	2.4

Japan	2.3

United Kingdom	2.1

Germany	1.8

Switzerland	1.8

Cayman Islands	1.7

Other#	6.6

(a)	Excludes short-term securities.
#	Includes holdings within countries/geographic regions that are less than 1.0% of total investments. Please refer to the Consolidated Schedule of Investments for such countries/geographic regions.

12	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments December 31, 2023	BlackRock Capital Allocation Term Trust (BCAT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities

Canada — 0.0%
Fairstone Financial Issuance Trust I, Series 2020-1A, Class D, 6.87%, 10/20/39(a)	CAD	1,270	$890,960

Cayman Islands(a)(b) — 4.7%
522 Funding CLO Ltd., Series 2019-4A, Class DR, (3-mo. CME Term SOFR + 3.91%), 9.33%, 04/20/30	USD	1,950	1,924,464
AGL CLO Ltd.
Series 2020-3A, Class D, (3-mo. CME Term SOFR + 3.56%), 8.96%, 01/15/33		550	539,100
Series 2020-7A, Class DR, (3-mo. CME Term SOFR + 3.36%), 8.76%, 07/15/34		250	247,253
Series 2020-9A, Class D, (3-mo. CME Term SOFR + 3.96%), 9.38%, 01/20/34		850	840,759
AIMCO CLO, Series 2017-AA, Class DR, (3-mo. CME Term SOFR + 3.41%), 8.83%, 04/20/34		250	239,822
ALM Ltd., Series 2020-1A, Class D, (3-mo. CME Term SOFR + 6.26%), 11.66%, 10/15/29		950	927,325
Apidos CLO XXII, Series 2015-22A, Class CR, (3-mo. CME Term SOFR + 3.21%), 8.63%, 04/20/31		250	245,523
Apidos CLO XXXII, Series 2019-32A, Class D, (3-mo. CME Term SOFR + 3.76%), 9.18%, 01/20/33		250	247,286
Apidos CLO XXXV, Series 2021-35A, Class E, (3-mo. CME Term SOFR + 6.01%), 11.43%, 04/20/34		375	362,378
Apidos CLO XXXVII, Series 2021-37A, Class E, (3-mo. CME Term SOFR + 6.56%), 11.97%, 10/22/34		250	250,618
Ares Loan Funding I Ltd.
Series 2021-ALFA, Class E, (3-mo. CME Term SOFR + 6.96%), 12.36%, 10/15/34		1,250	1,254,282
Series 2021-ALFA, Class SUB, 0.00%, 10/15/34		2,150	1,471,460
Ares LV CLO Ltd., Series 2020-55A, Class DR, (3-mo. CME Term SOFR + 3.41%), 8.81%, 07/15/34		1,500	1,451,737
Ares LVI CLO Ltd., Series 2020-56A, Class ER, (3-mo. CME Term SOFR + 6.76%), 12.14%, 10/25/34		625	626,131
Ballyrock CLO Ltd., Series 2019-1A, Class CR, (3-mo. CME Term SOFR + 3.31%), 8.71%, 07/15/32		2,700	2,663,376
Bardot CLO Ltd., Series 2019-2A, Class DR, (3-mo. CME Term SOFR + 3.26%), 8.67%, 10/22/32		250	243,616
Battalion CLO IX Ltd., Series 2015-9A, Class DR, (3-mo. CME Term SOFR + 3.51%), 8.91%, 07/15/31		250	249,320
Benefit Street Partners CLO XX Ltd., Series 2020-20A, Class ER, (3-mo. CME Term SOFR + 7.01%), 12.41%, 07/15/34		250	248,666
Birch Grove CLO Ltd.
Series 19A, Class DR, (3-mo. CME Term SOFR + 3.61%), 9.00%, 06/15/31		1,500	1,494,464
Series 2021-2A, Class D1, (3-mo. CME Term SOFR + 3.56%), 8.96%, 10/19/34		750	741,749
BlueMountain CLO Ltd., Series 2016-2A, Class C1R2, (3-mo. CME Term SOFR + 3.36%), 8.73%, 08/20/32		1,000	983,126
Buttermilk Park CLO Ltd., Series 2018-1A, Class D, (3-mo. CME Term SOFR + 3.36%), 8.76%, 10/15/31		250	243,555
Canyon CLO Ltd., Series 2020-3A, Class E, (3-mo. CME Term SOFR + 7.51%), 12.91%, 01/15/34		250	243,271

Security	Par (000)		Value

Cayman Islands (continued)
CarVal CLO II Ltd., Series 2019-1A, Class DR, (3-mo. CME Term SOFR + 3.46%), 8.88%, 04/20/32	USD	1,425	$1,373,509
CarVal CLO VC Ltd., Series 2021-2A, Class E, (3-mo. CME Term SOFR + 7.01%), 12.41%, 10/15/34		500	483,194
CIFC Funding Ltd.
Series 2014-2RA, Class B1, (3-mo. CME Term SOFR + 3.06%), 8.46%, 04/24/30		1,000	991,750
Series 2019-3A, Class CR, (3-mo. CME Term SOFR + 3.31%), 8.71%, 10/16/34		1,000	993,017
Crown City CLO III, Series 2021-1A, Class C, (3-mo. CME Term SOFR + 3.56%), 8.98%, 07/20/34		1,250	1,219,683
Crown Point CLO Ltd., Series 2020-9A, Class DR, (3-mo. CME Term SOFR + 4.01%), 9.41%, 07/14/34		500	484,196
Elmwood CLO I Ltd.
Series 2019-1A, Class DR, (3-mo. CME Term SOFR + 4.66%), 10.08%, 10/20/33		5,750	5,689,383
Series 2019-1A, Class ER, (3-mo. CME Term SOFR + 7.97%), 13.39%, 10/20/33		2,375	2,407,864
Elmwood CLO II Ltd.
Series 2019-2A, Class ER, (3-mo. CME Term SOFR + 7.06%), 12.48%, 04/20/34		3,000	2,985,276
Series 2019-2A, Class SUB, 0.00%, 04/20/34		1,000	806,400
Elmwood CLO V Ltd., Series 2020-2A, Class ER, (3-mo. CME Term SOFR + 6.36%), 11.78%, 10/20/34		250	246,790
Elmwood CLO VIII Ltd., Series 2021-1A, Class E1, (3-mo. CME Term SOFR + 6.26%), 11.68%, 01/20/34		500	490,334
Elmwood CLO X Ltd., Series 2021-3A, Class E, (3-mo. CME Term SOFR + 6.11%), 11.53%, 10/20/34		1,000	976,339
Flatiron CLO Ltd., Series 2019-1A, Class DR, (3-mo. CME Term SOFR + 3.26%), 8.65%, 11/16/34		700	685,743
GoldenTree Loan Management U.S. CLO Ltd., Series 2021-9A, Class E, (3-mo. CME Term SOFR + 5.01%), 10.43%, 01/20/33		1,000	956,137
Golub Capital Partners CLO Ltd.
Series 2021-53A, Class E, (3-mo. CME Term SOFR + 6.96%), 12.38%, 07/20/34		250	245,763
Series 2021-55A, Class E, (3-mo. CME Term SOFR + 6.82%), 12.24%, 07/20/34		1,000	997,610
Madison Park Funding XLIX Ltd., Series 2021-49A, Class E, (3-mo. CME Term SOFR + 6.51%), 11.91%, 10/19/34		250	246,351
Madison Park Funding XXIX Ltd., Series 2018-29A, Class E, (3-mo. CME Term SOFR + 5.96%), 11.36%, 10/18/30		500	480,911
Niagara Park CLO Ltd., Series 2019-1A, Class ER, (3-mo. CME Term SOFR + 6.21%), 11.61%, 07/17/32		1,000	966,404
OCP CLO Ltd.
Series 2019-16A, Class ER, (3-mo. CME Term SOFR + 6.61%), 12.02%, 04/10/33		400	389,408
Series 2020-18A, Class DR, (3-mo. CME Term SOFR + 3.46%), 8.88%, 07/20/32		500	483,788
Series 2020-20A, Class D1, (3-mo. CME Term SOFR + 4.21%), 9.62%, 10/09/33		3,500	3,498,885
Series 2020-20A, Class E, (3-mo. CME Term SOFR + 7.92%), 13.33%, 10/09/33		2,250	2,225,801
Octagon 54 Ltd., Series 2021-1A, Class D, (3-mo. CME Term SOFR + 3.31%), 8.71%, 07/15/34		250	242,583

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	13

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock Capital Allocation Term Trust (BCAT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Cayman Islands (continued)
OSD CLO Ltd., Series 2021-23A, Class E, (3-mo. CME Term SOFR + 6.26%), 11.66%, 04/17/31	USD	250	$240,840
Palmer Square CLO Ltd.
Series 2018-2A, Class D, (3-mo. CME Term SOFR + 5.86%), 11.26%, 07/16/31		250	244,917
Series 2021-2A, Class E, (3-mo. CME Term SOFR + 6.61%), 12.01%, 07/15/34		250	248,981
Palmer Square Loan Funding Ltd.
Series 2020-4A, Class C, (3-mo. CME Term SOFR + 3.86%), 9.24%, 11/25/28		1,000	998,797
Series 2021-1A, Class D, (3-mo. CME Term SOFR + 6.26%), 11.68%, 04/20/29		1,250	1,252,181
Series 2021-3A, Class C, (3-mo. CME Term SOFR + 2.76%), 8.18%, 07/20/29		250	246,277
Series 2021-3A, Class D, (3-mo. CME Term SOFR + 5.26%), 10.68%, 07/20/29		250	244,359
Series 2021-4A, Class D, (3-mo. CME Term SOFR + 5.26%), 10.66%, 10/15/29		750	723,927
Series 2021-4A, Class E, (3-mo. CME Term SOFR + 7.77%), 13.17%, 10/15/29		500	504,626
Park Avenue Institutional Advisers CLO Ltd.
Series 2021-1A, Class D, (3-mo. CME Term SOFR + 7.56%), 12.98%, 01/20/34		600	552,104
Series 2021-2A, Class D, (3-mo. CME Term SOFR + 3.66%), 9.06%, 07/15/34		1,000	982,284
Pikes Peak CLO
Series 2019-4A, Class DR, (3-mo. CME Term SOFR + 3.51%), 8.91%, 07/15/34		1,000	970,960
Series 2020-6A, Class ER2, (3-mo. CME Term SOFR + 6.69%), 12.06%, 05/18/34		500	487,671
Post CLO Ltd.
Series 2018-1A, Class D, (3-mo. CME Term SOFR + 3.21%), 8.61%, 04/16/31		500	489,923
Series 2021-1A, Class E, (3-mo. CME Term SOFR + 6.71%), 12.11%, 10/15/34		750	723,569
Rad CLO Ltd.
Series 2019-3A, Class DR, (3-mo. CME Term SOFR + 3.01%), 8.41%, 04/15/32		250	246,398
Series 2020-9A, Class E, (3-mo. CME Term SOFR + 7.85%), 13.25%, 01/15/34		5,000	4,894,775
Regatta XVII Funding Ltd.
Series 2020-1A, Class D, (3-mo. CME Term SOFR + 4.41%), 9.81%, 10/15/33		750	724,526
Series 2020-1A, Class E, (3-mo. CME Term SOFR + 7.87%), 13.27%, 10/15/33		250	252,017
Regatta XX Funding Ltd., Series 2021-2A, Class D, (3-mo. CME Term SOFR + 3.36%), 8.76%, 10/15/34		1,500	1,476,804
Regatta XXIV Funding Ltd., Series 2021-5A, Class E, (3-mo. CME Term SOFR + 7.06%), 12.48%, 01/20/35		500	491,083
RR Ltd., Series 2021-19A, Class D, (3-mo. CME Term SOFR + 6.76%), 12.16%, 10/15/35		250	252,140
RRX Ltd.
Series 2020-1A, Class E, (3-mo. CME Term SOFR + 6.71%), 12.11%, 04/15/33		2,625	2,589,129
Series 2022-7A, Class D, (3-mo. CME Term SOFR + 6.85%), 12.24%, 07/15/35		750	743,911

Security	Par (000)		Value

Cayman Islands (continued)
Sixth Street CLO XIX Ltd., Series 2021-19A, Class E, (3-mo. CME Term SOFR + 6.16%), 11.58%, 07/20/34	USD	3,750	$3,590,429
Sound Point CLO XXVI Ltd., Series 2020-1A, Class DR, (3-mo. CME Term SOFR + 3.61%), 9.03%, 07/20/34		250	232,061
Stratus CLO Ltd.
Series 2021-1A, Class E, (3-mo. CME Term SOFR + 5.26%), 10.68%, 12/29/29		1,500	1,444,836
Series 2021-1A, Class SUB, 0.00%, 12/29/29		1,000	642,660
Series 2021-2A, Class E, (3-mo. CME Term SOFR + 6.01%), 11.43%, 12/28/29		1,000	995,676
Series 2021-3A, Class E, (3-mo. CME Term SOFR + 6.01%), 11.43%, 12/29/29		500	495,055
Symphony CLO XXI Ltd., Series 2019-21A, Class DR, (3-mo. CME Term SOFR + 3.56%), 8.96%, 07/15/32		500	473,094
Symphony CLO XXIII Ltd., Series 2020-23A, Class ER, (3-mo. CME Term SOFR + 6.41%), 11.81%, 01/15/34		500	495,904
TICP CLO IX Ltd., Series 2017-9A, Class D, (3-mo. CME Term SOFR + 3.16%), 8.58%, 01/20/31		500	499,946
TICP CLO XI Ltd.
Series 2018-11A, Class D, (3-mo. CME Term SOFR + 3.31%), 8.73%, 10/20/31		250	249,598
Series 2018-11A, Class E, (3-mo. CME Term SOFR + 6.26%), 11.68%, 10/20/31		500	496,130
TICP CLO XV Ltd., Series 2020-15A, Class E, (3-mo. CME Term SOFR + 6.41%), 11.83%, 04/20/33		500	495,461
Trestles CLO Ltd., Series 2017-1A, Class CR, (3-mo. CME Term SOFR + 3.16%), 8.54%, 04/25/32		500	487,054
Trimaran CAVU Ltd., Series 2019-1A, Class D, (3-mo. CME Term SOFR + 4.41%), 9.83%, 07/20/32		1,750	1,736,469
Whitebox CLO I Ltd.
Series 2019-1A, Class CR, (3-mo. CME Term SOFR + 3.31%), 8.71%, 07/24/32		250	246,253
Series 2019-1A, Class DR, (3-mo. CME Term SOFR + 6.66%), 12.06%, 07/24/32		1,300	1,253,435
Series 2019-1A, Class SUB, 0.00%, 07/24/32		1,000	593,050
Whitebox CLO II Ltd., Series 2020-2A, Class DR, (3-mo. CME Term SOFR + 3.61%), 9.01%, 10/24/34		2,750	2,662,824
Whitebox CLO III Ltd.
Series 2021-3A, Class D, (3-mo. CME Term SOFR + 3.61%), 9.01%, 10/15/34		500	490,829
Series 2021-3A, Class E, (3-mo. CME Term SOFR + 7.11%), 12.51%, 10/15/34		500	492,465

			86,961,828

Ireland(a)(b) — 0.5%
Anchorage Capital Europe CLO DAC, Series 4A, Class D, (3-mo. EURIBOR + 3.20%), 7.16%, 04/25/34	EUR	868	917,515
CIFC European Funding CLO III DAC, Series 3A, Class D, (3-mo. EURIBOR + 3.60%), 7.57%, 01/15/34		700	741,899
CVC Cordatus Loan Fund XIX DAC, Series 19A, Class D, (3-mo. EURIBOR + 3.80%), 7.76%, 12/23/33		2,300	2,457,467

14	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock Capital Allocation Term Trust (BCAT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Ireland (continued)
Henley CLO IV DAC, Series 4A, Class D, (3-mo. EURIBOR + 3.00%), 6.96%, 04/25/34	EUR	1,000	$1,047,860
Invesco Euro CLO V DAC, Series D, Class 5A, (3-mo. EURIBOR + 3.80%), 7.77%, 01/15/34		3,150	3,282,836
Prodigy Finance DAC
Series 2021-1A, Class C, (1-mo. Term SOFR + 3.86%), 9.22%, 07/25/51	USD	117	117,182
Series 2021-1A, Class D, (1-mo. Term SOFR + 6.01%), 11.37%, 07/25/51		228	226,599

			8,791,358

Netherlands — 0.1%
Alme Loan Funding V DAC, Series ER, Class 5A, (3-mo. EURIBOR + 5.41%), 9.38%, 07/15/31(a)(b)	EUR	2,250	2,461,368

United Kingdom — 0.1%
Ares European CLO XII DAC, Series 12A, Class DR, (3-mo. EURIBOR + 3.00%), 6.99%, 04/20/32(a)(b)		875	916,363

United States — 3.0%
510 Loan Acquisition Trust, Series 2020-1, Class A, 8.11%, 09/25/60(a)(c)	USD	3,920	3,872,964
Ajax Mortgage Loan Trust(a)
Series 2021-G, Class A, 1.88%, 06/25/61(b)		4,357	4,148,225
Series 2021-G, Class B, 3.75%, 06/25/61(b)		706	660,051
Series 2021-G, Class C, 0.00%, 06/25/61		1,270	1,075,971
AMSR Trust, Series 2020-SFR5, Class G, 4.11%, 11/17/37(a)		2,899	2,687,654
Citigroup Mortgage Loan Trust(b)
Series 2007-AHL2, Class A3B, (1-mo. Term SOFR + 0.31%), 5.67%, 05/25/37		4,241	2,748,899
Series 2007-AHL3, Class A3B, (1-mo. Term SOFR + 0.28%), 5.64%, 07/25/45		3,170	2,163,194
College Ave Student Loans LLC, Series 2021-A, Class D, 4.12%, 07/25/51(a)		241	217,186
Credit Suisse ABS Repackaging Trust, Series 2013-A, Class R1, 0.00%, 04/25/43(a)(d)		5	3,178,480
Eaton Vance CLO Ltd., Series 2019-1A, Class ER, (3-mo. CME Term SOFR + 6.76%), 12.16%, 04/15/31(a)(b)		500	488,677
GoldenTree Loan Opportunities X Ltd., Series 2015-10A, Class DR, (3-mo. CME Term SOFR + 3.31%), 8.73%, 07/20/31(a)(b)		750	742,777
Home Partners of America Trust, Series 2021-2, Class F, 3.80%, 12/17/26(a)		2,406	2,099,701
Lending Funding Trust(a)
Series 2020-2A, Class C, 4.30%, 04/21/31		980	889,746
Series 2020-2A, Class D, 6.77%, 04/21/31		2,830	2,572,658
Lendmark Funding Trust, Series 2021-1A, Class D, 5.05%, 11/20/31(a)		2,320	1,942,232
Litigation Fee Residual, Series 2020-1, Class A, 4.00%, 10/30/27(d)		1,578	1,544,879
Mariner Finance Issuance Trust(a)
Series 2021-BA, Class E, 4.68%, 11/20/36		540	443,342
Series 2022-AA, Class E, 5.40%, 03/20/36		1,420	1,228,766
Navient Private Education Refi Loan Trust, Series 2021-DA, Class D, 4.00%, 04/15/60(a)		1,340	1,216,583
Nelnet Student Loan Trust(a)
Series 2021-A, Class D, 4.93%, 04/20/62		1,670	1,389,860
Series 2021-BA, Class D, 4.75%, 04/20/62		340	283,428
Series 2021-CA, Class D, 4.44%, 04/20/62		110	90,526
Progress Residential(a)
Series 2021-SFR1, Class H, 5.00%, 04/17/38		750	670,117

Security	Par (000)		Value

United States (continued)
Progress Residential(a) (continued)
Series 2021-SFR3, Class H, 4.75%, 05/17/26	USD	1,140	$1,021,887
Regional Management Issuance Trust
Series 2020-1, Class D, 6.77%, 10/15/30(a)		2,050	1,887,657
Series 2021-3, Class A, 3.88%, 10/17/33(d)		4,780	4,224,564
Republic Finance Issuance Trust(a)
Series 2020-A, Class D, 7.00%, 11/20/30		5,110	4,772,450
Series 2021-A, Class D, 5.23%, 12/22/31		800	676,709
Residential Mortgage Loan Trust, Series 2020-1, Class B1, 3.95%, 01/26/60(a)(b)		400	337,794
SMB Private Education Loan Trust(a)
Series 2021-A, Class D1, 3.86%, 01/15/53		1,945	1,749,199
Series 2021-A, Class D2, 3.86%, 01/15/53		1,062	954,563
Series 2021-C, Class D, 3.93%, 01/15/53		689	636,951
SoFi Professional Loan Program LLC, Series 2018-A, Class R1, 0.00%, 02/25/42(a)		115	1,564,177
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2005-WF2, Class M8, (1-mo. Term SOFR + 1.91%), 7.27%, 05/25/35(b)		182	181,023
Tricon Residential Trust(a)
Series 2021-SFR1, Class F, 3.69%, 07/17/38		1,375	1,232,512
Series 2021-SFR1, Class G, 4.13%, 07/17/38		887	791,742

			56,387,144

Total Asset-Backed Securities — 8.4% (Cost: $168,887,297)			156,409,021

	Shares

Common Stocks

Australia — 0.4%
Glencore PLC		1,068,824	6,424,749

Canada — 1.2%
Cameco Corp.		193,537	8,341,445
Enbridge, Inc.		228,354	8,220,434
Suncor Energy, Inc.		185,564	5,944,826

			22,506,705

Cayman Islands — 0.0%
Crown PropTech Acquisitions, Class A (e)		29,568	314,899

China — 0.8%
Alibaba Group Holding Ltd. (e)		66,900	644,417
BYD Co. Ltd., Class H		275,079	7,587,953
Contemporary Amperex Technology Co. Ltd., Class A		96,100	2,201,890
Kindstar Globalgene Technology, Inc. (a)(e)		2,024,500	435,571
Meituan, Class B (a)(e)		13,088	137,408
Tencent Holdings Ltd.		95,888	3,620,237

			14,627,476

France — 2.3%
Accor SA		53,647	2,053,397
BNP Paribas SA		105,765	7,344,920
Cie de Saint-Gobain SA		85,547	6,308,862
EssilorLuxottica SA		18,320	3,678,632
Kering SA		8,020	3,552,044
LVMH Moet Hennessy Louis Vuitton SE		12,531	10,181,899
Sanofi SA		25,748	2,558,650

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	15

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock Capital Allocation Term Trust (BCAT) (Percentages shown are based on Net Assets)

Security	Shares	Value

France (continued)
TotalEnergies SE	44,293	$3,011,879
Vinci SA	25,626	3,224,910

		41,915,193

Germany — 0.8%
Commerzbank AG	119,690	1,422,611
Mercedes-Benz Group AG, Class N, Registered Shares	77,008	5,313,383
SAP SE	14,750	2,270,343
SAP SE, ADR	7,100	1,097,589
Siemens AG, Registered Shares	21,083	3,955,366

		14,059,292

Hong Kong — 0.2%
AIA Group Ltd.	508,370	4,424,283

India — 0.2%
HDFC Bank Ltd.	110,289	2,258,280
Think & Learn Private Ltd., (Acquired 12/11/20, Cost: $5,113,105) (d)(e)(f)	2,279	477,875

		2,736,155

Ireland — 0.2%
CRH PLC	63,152	4,346,075

Israel — 0.4%
Nice Ltd., ADR (e)	39,424	7,865,482

Italy — 0.8%
Ariston Holding NV	476,063	3,305,447
Intesa Sanpaolo SpA	2,332,817	6,826,739
UniCredit SpA	158,291	4,310,216

		14,442,402

Japan — 3.4%
Daikin Industries Ltd.	7,100	1,151,762
FANUC Corp.	195,915	5,749,931
Honda Motor Co. Ltd.	343,200	3,540,181
Hoya Corp.	35,186	4,382,034
Japan Airlines Co. Ltd.	337,400	6,628,247
Keyence Corp.	17,400	7,644,799
Komatsu Ltd.	106,300	2,766,281
Kose Corp.	25,298	1,890,905
Mitsubishi UFJ Financial Group, Inc.	1,096,000	9,406,013
Mitsui & Co. Ltd.	117,800	4,413,250
SMC Corp.	9,100	4,867,917
Sysmex Corp.	74,200	4,124,815
Toyota Motor Corp.	315,200	5,775,633

		62,341,768

Macau(e) — 0.0%
Sands China Ltd.	74,225	217,254
Wynn Macau Ltd.	742,255	611,362

		828,616

Netherlands — 2.2%
Adyen NV (a)(e)	2,986	3,854,750
ASML Holding NV	19,804	14,949,792
ING Groep NV, Series N	485,615	7,281,571
Shell PLC	453,292	14,914,791
Shell PLC, ADR	9,533	627,271

		41,628,175

Security	Shares	Value

South Korea — 0.4%
Amorepacific Corp.	28,737	$3,223,696
SK Hynix, Inc.	36,095	3,939,333

		7,163,029

Spain — 0.6%
Cellnex Telecom SA (a)	270,763	10,660,752

Sweden — 0.0%
Volta Trucks, Series C, (Acquired 02/22/22, Cost: $322,253) (d)(e)(f)	2,732	—

Switzerland — 1.7%
Alcon, Inc.	82,631	6,464,716
Nestle SA, Registered Shares	113,219	13,124,331
On Holding AG, Class A (e)	104,674	2,823,058
TE Connectivity Ltd.	33,449	4,699,584
UBS Group AG, Registered Shares	168,471	5,232,972

		32,344,661

Taiwan — 0.4%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR.	69,341	7,211,464

United Kingdom — 2.3%
10X future Technologies Service Ltd. (d)(e)	114,500	1,922,128
AstraZeneca PLC	58,058	7,831,434
AstraZeneca PLC, ADR	48,396	3,259,471
BAE Systems PLC	606,231	8,581,194
BP PLC	73,129	433,514
Compass Group PLC	127,075	3,477,194
Genius Sports Ltd. (e)	186,939	1,155,283
RELX PLC	115,222	4,571,295
Teya Services Ltd., (Acquired 11/16/21, Cost: $2,398,802) (d)(e)(f)	1,235	533,261
Unilever PLC	241,569	11,694,593

		43,459,367

United States — 33.8%
Abbott Laboratories (g)	88,465	9,737,343
ACV Auctions, Inc., Class A (e)	203,406	3,081,601
Advanced Micro Devices, Inc. (e)	46,239	6,816,091
Air Products and Chemicals, Inc.	25,389	6,951,508
Albemarle Corp.	18,104	2,615,666
Alphabet, Inc., Class C (e)	155,757	21,950,834
Amazon.com, Inc. (e)(g)	210,379	31,964,985
American Tower Corp.	36,035	7,779,236
Amgen, Inc.	5,487	1,580,366
Apple, Inc.	65,452	12,601,474
Applied Materials, Inc.	37,128	6,017,335
Aptiv PLC (e)	34,079	3,057,568
Archer-Daniels-Midland Co.	89,964	6,497,200
Astra Space, Inc.	13,702	31,241
Autodesk, Inc. (e)	2,102	511,795
Boston Scientific Corp. (e)(g)	140,725	8,135,312
Boyd Gaming Corp.	2,409	150,827
Bunge Global SA	59,551	6,011,673
California Resources Corp.	29,217	1,597,586
Cencora, Inc.	8,277	1,699,930
Centene Corp. (e)	10,766	798,945
CF Industries Holdings, Inc.	72,325	5,749,837
Charles Schwab Corp.	10,771	741,045
Charter Communications, Inc., Class A (e)	9,297	3,613,558
Cheniere Energy, Inc.	6,166	1,052,598
Chesapeake Energy Corp.	4,446	342,075
Chevron Corp.	32,605	4,863,362

16	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock Capital Allocation Term Trust (BCAT) (Percentages shown are based on Net Assets)

Security	Shares		Value

United States (continued)
Chubb Ltd.	37,128		$8,390,928
Citigroup, Inc.	6,914		355,656
Comcast Corp., Class A	66,064		2,896,906
Comerica, Inc.	1,353		75,511
ConocoPhillips	37,888		4,397,660
Costco Wholesale Corp.	11,975		7,904,458
Crown PropTech Acquisitions(d)(e)	62,088		16,320
Customers Bancorp, Inc. (e)	537		30,942
Cxaap, Inc., (Acquired 06/29/23, Cost: $128) (e)(f)	35,190		45,395
Datadog, Inc., Class A (e)	35,670		4,329,625
Davidson Kempner Merchant Co-investment Fund LP, (Acquired 04/01/21, Cost: $908,457) (e)(f)(h)	—	(i)	4,500,171
Delta Air Lines, Inc.	60,749		2,443,932
Dexcom, Inc. (e)	16,293		2,021,798
Edwards Lifesciences Corp. (e)	38,634		2,945,842
Element Solutions, Inc.	49,065		1,135,364
Eli Lilly & Co.	14,155		8,251,233
Enterprise Products Partners LP	328,803		8,663,959
Epic Games, Inc., (Acquired 03/29/21, Cost: $2,499,240) (d)(e)(f)	2,824		1,731,536
F5, Inc. (e)	30,129		5,392,488
Fanatics Holdings, Inc., (Acquired 12/15/21, Cost: $8,566,971) (d)(e)(f)	126,282		9,314,560
First Citizens BancShares, Inc., Class A	126		178,790
Ford Motor Co.	29,355		357,837
Formentera Partners Fund II LP (d)(h)	—	(i)	2,483,734
Fortive Corp.	110,603		8,143,699
Freeport-McMoRan, Inc. (g)	172,408		7,339,409
General Dynamics Corp.	2,429		630,738
General Motors Co.	10,095		362,612
GLOBALFOUNDRIES, Inc. (e)	73,546		4,456,888
Golden Entertainment, Inc.	2,119		84,612
Green Plains, Inc. (e)	46,023		1,160,700
Hawkeye 360(d)(e)	406,081		3,833,405
HCA Healthcare, Inc.	2,320		627,978
Hilton Worldwide Holdings, Inc.	11,838		2,155,581
Humana, Inc.	24,828		11,366,507
Informatica, Inc., Class A (e)	46,671		1,324,990
Ingersoll Rand, Inc.	127,661		9,873,302
Intel Corp.	2,686		134,971
Intuitive Surgical, Inc. (e)	11,948		4,030,777
Invesco S&P 500 Equal Weight ETF	26,085		4,116,213
Johnson & Johnson	31,322		4,909,410
JPMorgan Chase & Co.	89,035		15,144,853
Kenvue, Inc.	126,721		2,728,303
KLA Corp.	5,148		2,992,532
Las Vegas Sands Corp.	8,436		415,136
Latch, Inc.	142,273		95,323
Lennar Corp., Class A	541		80,631
Lessen Holdings, Inc. (d)(e)	514,906		3,349,731
Liberty Broadband Corp., Class C (e)	39,610		3,192,170
Liberty Media Corp.-Liberty Live, Class C (e)	39,993		1,495,338
Lions Gate Entertainment Corp., Class A (e)	38,588		420,609
LKQ Corp.	116,054		5,546,221
Lockheed Martin Corp.	9,569		4,337,054
LPL Financial Holdings, Inc.	31,193		7,100,151
M/I Homes, Inc. (e)	4,300		592,282
Marathon Petroleum Corp.	5,414		803,221
Marsh & McLennan Cos., Inc.	65,085		12,331,655
Masco Corp.	11,041		739,526

Security	Shares	Value

United States (continued)
Mastercard, Inc., Class A	39,242	$16,737,105
McDonald’s Corp.	8,130	2,410,626
McKesson Corp.	3,319	1,536,631
Merck & Co., Inc.	111,534	12,159,437
MGM Resorts International	6,400	285,952
Micron Technology, Inc.	98,188	8,379,364
Microsoft Corp.	135,242	50,856,402
Mirion Technologies, Inc., Class A	477,390	4,893,247
Mirion Technologies, Inc., Class A (e)	219,122	2,246,000
Mr. Cooper Group, Inc. (e)	15,882	1,034,236
Mythic AI, Inc., Series C, (Acquired 01/26/21, Cost: $560,518) (d)(e)(f)	816	—
NextEra Energy, Inc. (g)	125,403	7,616,978
Northrop Grumman Corp.	22,340	10,458,248
NVIDIA Corp.	10,412	5,156,231
Paramount Global, Class B	6,918	102,317
Park Hotels & Resorts, Inc.	29,136	445,781
Pfizer, Inc.	153,754	4,426,578
Phillips 66	7,853	1,045,548
Playstudios, Inc., Class A	226,924	614,964
Progressive Corp.	56,114	8,937,838
Roche Holding AG	7,920	2,302,293
Rockwell Automation, Inc.	16,250	5,045,300
RXO, Inc. (e)	5,629	130,931
Salesforce, Inc. (e)	28,436	7,482,649
Sarcos Technology & Robotics Corp.(e)	172,238	124,235
Schlumberger NV	31,466	1,637,491
Sempra	187,144	13,985,271
Snorkel AI, Inc., (Acquired 06/30/21, Cost: $189,563) (d)(e)(f)	12,621	109,803
Sonder Holdings, Inc., Class A	11,166	37,853
Space Exploration Technologies Corp., A Shares, (Acquired 08/21/23, Cost: $1,663,335) (d)(e)(f)	20,535	1,663,335
Space Exploration Technologies Corp., C Shares, (Acquired 08/21/23, Cost: $1,785,240) (d)(e)(f)	22,040	1,785,240
SPDR S&P Biotech ETF	45,000	4,018,050
Starbucks Corp.	23,557	2,261,708
Sun Country Airlines Holdings, Inc.	175,935	2,767,458
Tesla, Inc. (e)	11,369	2,824,969
Texas Capital Bancshares, Inc. (e)	1,817	117,433
Thermo Fisher Scientific, Inc.	19,809	10,514,419
TJX Cos., Inc.	74,278	6,968,019
Transocean Ltd. (e)	255,487	1,622,342
Uber Technologies, Inc. (e)	5,773	355,444
United Airlines Holdings, Inc. (e)	58,231	2,402,611
United Parcel Service, Inc., Class B	41,070	6,457,436
UnitedHealth Group, Inc. (g)	23,745	12,501,030
Valero Energy Corp.	24,193	3,145,090
Veralto Corp. (e)	45,672	3,756,979
Visa, Inc., Class A	15,139	3,941,439
Volato Group, Inc., Class A, (Acquired 12/03/23, Cost: $146) (d)(f)	29,114	117,329
Vulcan Materials Co.	20,840	4,730,888
Walmart, Inc.	60,339	9,512,443
Walt Disney Co. (e)	79,945	7,218,234

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	17

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock Capital Allocation Term Trust (BCAT) (Percentages shown are based on Net Assets)

Security	Shares		Value

United States (continued)
Wells Fargo & Co.		112,305	$5,527,652
Zoetis, Inc., Class A		12,652	2,497,125

			626,638,146

Total Common Stocks — 52.1% (Cost: $868,417,161)			965,938,689

	Par (000)

Corporate Bonds

Australia — 0.4%
Mineral Resources Ltd., 9.25%, 10/01/28	USD	699	743,575
Oceana Australian Fixed Income Trust, A Note Upsize(d)
12.00%, 08/31/25	AUD	1,881	1,280,269
12.50%, 08/31/26		2,822	1,924,206
12.50%, 08/31/27		4,703	3,209,026

			7,157,076

Austria — 0.0%
ams-OSRAM AG, 12.25%, 03/30/29	USD	200	222,416
Suzano Austria GmbH, 3.13%, 01/15/32		200	165,250

			387,666

Belgium(j) — 0.0%
Anheuser-Busch InBev SA, 4.00%, 09/24/25	GBP	100	126,510
KBC Group NV, (1-year UK Government Bond + 0.92%), 1.25%, 09/21/27(b)		100	115,893

			242,403

Brazil — 0.1%
Azul Secured Finance LLP, 11.93%, 08/28/28	USD	207	213,728
Banco Votorantim SA, 4.50%, 09/24/24(j)		243	238,762
Braskem Netherlands Finance BV(a)
8.50%, 01/12/31		329	306,793
7.25%, 02/13/33		469	390,442
(5-year CMT + 8.22%), 8.50%, 01/23/81(b)		354	304,440
Embraer Netherlands Finance BV, 7.00%, 07/28/30(a)		370	386,609
Minerva Luxembourg SA, 8.88%, 09/13/33		327	345,806

			2,186,580

Canada — 0.8%
Bausch & Lomb Escrow Corp., 8.38%, 10/01/28(a)		171	180,395
First Quantum Minerals Ltd.(a)
7.50%, 04/01/25		344	329,184
6.88%, 03/01/26		200	179,038
Garda World Security Corp., 9.50%, 11/01/27(a)		425	428,463
HR Ottawa LP, 11.00%, 03/31/31(a)		9,658	10,083,881
Rogers Communications, Inc., 3.80%, 03/15/32		2,675	2,461,597
Toronto-Dominion Bank, 2.88%, 04/05/27(j)	GBP	100	120,847

			13,783,405

Cayman Islands — 0.3%
Fantasia Holdings Group Co. Ltd., 6.95%, 12/17/21(e)(j)(k)	USD	320	7,200
Gaci First Investment Co., 5.13%, 02/14/53(j)		250	225,703
Melco Resorts Finance Ltd., 5.38%, 12/04/29(j)		250	220,000
Seagate HDD Cayman
8.25%, 12/15/29(a)		569	613,682
8.50%, 07/15/31(a)		326	353,809
9.63%, 12/01/32		550	628,925

Security	Par (000)		Value

Cayman Islands (continued)
Shelf Drilling North Sea Holdings Ltd., 10.25%, 10/31/25(a)	USD	1,083	$1,083,000
Transocean Titan Financing Ltd., 8.38%, 02/01/28(a)		424	439,895
Transocean, Inc., 8.75%, 02/15/30(a)		428	446,635
Vantage Drilling International, 9.50%, 02/15/28(a)		1,352	1,331,739
Wynn Macau Ltd., 5.63%, 08/26/28(j)		248	229,167

			5,579,755

Chile — 0.1%
Empresa Nacional del Petroleo, 6.15%, 05/10/33(a)		200	200,122
Engie Energia Chile SA, 3.40%, 01/28/30(j)		395	338,836
Kenbourne Invest SA, 6.88%, 11/26/24(a)		300	207,656

			746,614

China(j) — 0.0%
Fantasia Holdings Group Co. Ltd.(e)(k)
11.75%, 04/17/22		520	11,700
9.25%, 07/28/23		1,200	27,000
Fortune Star BVI Ltd., 5.05%, 01/27/27		200	130,687

			169,387

Colombia — 0.1%
Ecopetrol SA
4.13%, 01/16/25		455	442,772
8.88%, 01/13/33		439	475,903
Millicom International Cellular SA, 5.13%, 01/15/28(j)		338	313,892
SURA Asset Management SA, 4.88%, 04/17/24(j)		530	525,267

			1,757,834

Costa Rica — 0.0%
Liberty Costa Rica Senior Secured Finance, 10.88%, 01/15/31(a)		211	216,374

Dominican Republic — 0.0%
Aeropuertos Dominicanos Siglo XXI SA, 6.75%, 03/30/29(a)		272	269,906

France — 0.2%
BNP Paribas SA(j)
3.38%, 01/23/26	GBP	100	123,552
1.88%, 12/14/27		100	114,675
Sabena Technics Sas, (3-mo. EURIBOR + 5.00% ), (Acquired 10/28/22, Cost: $2,354,522), 8.93%, 09/30/29(d)(f)	EUR	2,397	2,646,169
Societe Generale SA, 1.88%, 10/03/24(j)	GBP	100	124,133
TotalEnergies Capital International SA, 1.66%, 07/22/26(j)		100	120,095

			3,128,624

Germany — 0.4%
Adler Pelzer Holding GmbH, 9.50%, 04/01/27(a)	EUR	1,725	1,894,830
APCOA Parking Holdings GmbH, (3-mo. EURIBOR + 5.00%), 8.97%, 01/15/27(a)(b)		852	938,835
Douglas GmbH, 6.00%, 04/08/26(a)		702	764,970
Envalior, (6-mo. EURIBOR + 9.50%), 13.63%, 03/31/31(d)(l)		3,099	3,078,542

			6,677,177

India — 0.1%
Continuum Energy Aura Pte Ltd., 9.50%, 02/24/27(a)	USD	222	226,163
Diamond II Ltd., 7.95%, 07/28/26(a)		270	271,012
India Green Energy Holdings, 5.38%, 04/29/24(a)		281	278,892

18	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock Capital Allocation Term Trust (BCAT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

India (continued)
ReNew Pvt Ltd., 5.88%, 03/05/27(j)	USD	200	$190,818
Vedanta Resources Finance II PLC, 13.88%, 01/21/24(j)		200	177,108

			1,143,993

Indonesia(j) — 0.1%
Freeport Indonesia PT, 4.76%, 04/14/27		231	227,560
Medco Oak Tree Pte. Ltd., 7.38%, 05/14/26		300	298,219
Pertamina Persero PT, 3.65%, 07/30/29		354	332,871
Theta Capital Pte. Ltd., 8.13%, 01/22/25		200	177,772

			1,036,422

Isle of Man — 0.0%
AngloGold Ashanti Holdings PLC, 3.75%, 10/01/30		300	260,344

Israel — 0.0%
Energean Israel Finance Ltd., 8.50%, 09/30/33		261	247,859
Leviathan Bond Ltd., 6.75%, 06/30/30(a)(j)		101	92,499

			340,358

Italy(a) — 0.3%
Forno d’Asolo SpA, (3-mo. EURIBOR + 5.50%), 9.43%, 04/30/27(b)	EUR	3,040	3,028,798
Marcolin SpA, 6.13%, 11/15/26		734	773,100
Shiba Bidco SpA, 4.50%, 10/31/28		1,882	1,943,232

			5,745,130

Japan — 0.0%
Rakuten Group, Inc., 10.25%, 11/30/24(a)	USD	605	617,099

Kuwait — 0.0%
MEGlobal BV, 2.63%, 04/28/28(a)		205	184,116

Luxembourg — 0.1%
EIG Pearl Holdings SARL, 3.55%, 08/31/36(a)		517	449,305
Herens Midco SARL, 5.25%, 05/15/29(a)	EUR	1,006	666,313
MC Brazil Downstream Trading SARL, 7.25%, 06/30/31(j)	USD	193	149,769
MHP Lux SA, 6.25%, 09/19/29(j)		226	150,290
Sani/Ikos Financial Holdings 1 SARL, 5.63%, 12/15/26(a)	EUR	718	746,664

			2,162,341

Macau(j) — 0.0%
MGM China Holdings Ltd., 5.88%, 05/15/26	USD	250	243,750
Studio City Co. Ltd., 7.00%, 02/15/27		300	294,750

			538,500

Mauritius(j) — 0.0%
CA Magnum Holdings, 5.38%, 10/31/26		200	186,000
Network i2i Ltd., (5-year CMT + 3.39%), 3.98%(b)(m)		300	278,250

			464,250

Mexico — 0.1%
Braskem Idesa SAPI, 6.99%, 02/20/32(a)		686	387,672
Grupo KUO SAB De CV, 5.75%, 07/07/27(a)		321	283,956
Petroleos Mexicanos
3.75%, 02/21/24(j)	EUR	104	114,151
4.25%, 01/15/25	USD	248	240,405
6.50%, 03/13/27		170	157,994
8.75%, 06/02/29		533	513,638
5.95%, 01/28/31		652	517,362
6.70%, 02/16/32		306	253,215
6.38%, 01/23/45		85	55,133

			2,523,526

Security	Par (000)		Value

Morocco — 0.0%
OCP SA, 3.75%, 06/23/31(j)	USD	231	$198,371

Netherlands — 0.3%
Braskem Netherlands Finance BV, 4.50%, 01/31/30(j)		305	233,386
GTCR W-2 Merger Sub LLC/GTCR W Dutch Finance Sub BV, 8.50%, 01/15/31(a)	GBP	408	561,662
ING Groep NV, 3.00%, 02/18/26(j)		100	122,851
MEGlobal BV(j)
4.25%, 11/03/26	USD	297	286,605
2.63%, 04/28/28		253	227,226
Metinvest BV(j)
8.50%, 04/23/26		230	159,850
7.65%, 10/01/27		200	128,000
NXP BV/NXP Funding LLC/NXP USA, Inc., 3.40%, 05/01/30		3,260	2,990,626
Sigma Holdco BV, 5.75%, 05/15/26(j)	EUR	774	763,104
Trivium Packaging Finance BV, 8.50%, 08/15/27(a)	USD	267	261,793
Volkswagen Financial Services NV, 1.88%, 12/03/24(j)	GBP	100	123,098

			5,858,201

Oman — 0.0%
EDO Sukuk Ltd., 5.88%, 09/21/33	USD	594	611,449

Panama — 0.0%
Aeropuerto Internacional de Tocumen SA, 5.13%, 08/11/61(a)		200	150,014
AES Panama Generation Holdings SRL, 4.38%, 05/31/30(j)		249	208,916

			358,930

Peru — 0.0%
Inkia Energy Ltd., 5.88%, 11/09/27(j)		238	226,555
Intercorp Peru Ltd., 3.88%, 08/15/29(a)		307	265,917

			492,472

Singapore — 0.1%
Pfizer Investment Enterprises Pte. Ltd., 4.75%, 05/19/33		1,867	1,871,191
Puma International Financing SA, 5.00%, 01/24/26(j).		493	465,114

			2,336,305

South Africa — 0.0%
Sasol Financing USA LLC, 6.50%, 09/27/28		400	377,625

Spain(j) — 0.0%
Banco Santander SA, (1-year UK Government Bond + 1.80%), 3.13%, 10/06/26(b)	GBP	300	367,204
Telefonica Emisiones SA, 5.38%, 02/02/26		133	171,376

			538,580

Sweden — 0.1%
Verisure Holding AB
3.25%, 02/15/27(j)	EUR	751	794,271
7.13%, 02/01/28(a)		414	479,834
Verisure Midholding AB, 5.25%, 02/15/29(j)		751	789,686

			2,063,791

Switzerland — 0.1%
UBS Group AG, (1-year EUR Swap + 0.77%), 0.65%, 01/14/28(b)(j)		2,200	2,218,604

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	19

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock Capital Allocation Term Trust (BCAT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Thailand — 0.1%
Bangkok Bank PCL/Hong Kong
5.30%, 09/21/28	USD	441	$448,440
5.50%, 09/21/33		441	453,070

			901,510

Ukraine — 0.0%
VF Ukraine PAT via VFU Funding PLC, 6.20%, 02/11/25(j)		334	255,510

United Arab Emirates — 0.3%
DP World Salaam, (5-year CMT + 5.75%), 6.00%(b)(j)(m)		352	350,472
GEMS MENASA Cayman Ltd./GEMS Education Delaware LLC, 7.13%, 07/31/26(a)		333	326,340
MDGH GMTN RSC Ltd., 4.38%, 11/22/33(a)		329	320,071
Shelf Drilling Holdings Ltd., 9.63%, 04/15/29		3,590	3,486,788

			4,483,671

United Kingdom — 0.7%
10X future Technologies Service Ltd., (15.00% PIK), (Acquired 12/19/23, Cost: $1,606,100), 15.00%, 06/19/26(d)(f)(l)(n)(o)	GBP	1,301	1,608,849
Barclays PLC(j)
3.00%, 05/08/26		100	120,875
3.25%, 02/12/27		100	120,375
BCP V Modular Services Finance II PLC, 6.13%, 11/30/28(a)		2,355	2,679,108
BCP V Modular Services Finance PLC, 6.75%, 11/30/29(a)	EUR	3,137	2,839,181
BG Energy Capital PLC, 5.13%, 12/01/25(j)	GBP	133	171,539
Connect Finco SARL/Connect U.S. Finco LLC, 6.75%, 10/01/26(a)	USD	1,900	1,888,619
Deuce Finco PLC, 5.50%, 06/15/27(a)	GBP	345	409,103
HSBC Holdings PLC, (3-mo. LIBOR GBP + 1.31%), 1.75%, 07/24/27(b)		100	117,036
Informa PLC, 3.13%, 07/05/26(j)		100	121,951
Kane Bidco Ltd.(a)
5.00%, 02/15/27	EUR	478	504,074
6.50%, 02/15/27	GBP	699	825,493
Lloyds Banking Group PLC, 2.25%, 10/16/24(j)		100	124,152
NatWest Group PLC(b)(j)
(1-year GBP Swap + 1.49%), 2.88%, 09/19/26		100	122,052
(1-year GBP Swap + 2.01%), 3.13%, 03/28/27		100	121,087
Santander U.K. Group Holdings PLC, 3.63%, 01/14/26(j)		100	123,291
Vedanta Resources Finance II PLC
8.95%, 03/11/25(j)	USD	293	217,154
8.95%, 03/11/25(a)		200	148,228

			12,262,167

United States — 8.1%
AbbVie, Inc., 3.20%, 11/21/29		3,265	3,052,088
Affinity Interactive, 6.88%, 12/15/27(a)		1,000	891,234
Alexandria Real Estate Equities, Inc., 2.95%, 03/15/34		2,370	1,976,210
Alteryx, Inc., 8.75%, 03/15/28(a)		132	140,497
Amgen, Inc.
5.50%, 12/07/26(j)	GBP	100	131,225
4.05%, 08/18/29	USD	3,355	3,284,545
Amkor Technology, Inc., 6.63%, 09/15/27(a)		400	404,998
Aptiv PLC/Aptiv Corp., 3.25%, 03/01/32		3,000	2,650,189
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 5.25%, 08/15/27(a)		402	312,300

Security	Par (000)		Value

United States (continued)
AT&T, Inc.
2.90%, 12/04/26	GBP	100	$125,411
5.50%, 03/15/27(j)		50	65,287
Bank of America Corp., (1-day SOFR + 1.53%), 1.90%, 07/23/31(b)	USD	3,340	2,732,330
Big River Steel LLC/BRS Finance Corp., 6.63%, 01/31/29(a)		1,082	1,103,186
Broadcom, Inc., 3.42%, 04/15/33(a)		2,615	2,296,773
Calumet Specialty Products Partners LP/Calumet Finance Corp., 9.75%, 07/15/28		1,000	993,311
Carrols Restaurant Group, Inc., 5.88%, 07/01/29(a)		163	143,954
Cinemark Holdings, Inc., 4.50%, 08/15/25(n)		4,035	4,874,684
Citigroup, Inc., 1.75%, 10/23/26	GBP	100	117,913
Citizens Bank NA/Providence RI, (1-day SOFR + 1.45%), 6.06%, 10/24/25(b)	USD	250	243,892
Civitas Resources, Inc.(a)
5.00%, 10/15/26		1,187	1,151,156
8.38%, 07/01/28		40	41,758
Cloud Software Group, Inc.(a)
6.50%, 03/31/29		280	266,683
9.00%, 09/30/29		300	285,136
Clydesdale Acquisition Holdings, Inc., 8.75%, 04/15/30(a)		756	704,869
CommScope Technologies LLC, 6.00%, 06/15/25(a)		173	140,995
Concentrix Corp., 6.65%, 08/02/26		200	205,001
CSC Holdings LLC
5.25%, 06/01/24		2,318	2,269,104
5.50%, 04/15/27(a)		2,324	2,148,066
DAE Funding LLC, 1.55%, 08/01/24(j)		332	322,663
DISH DBS Corp., 5.88%, 11/15/24		366	343,221
DISH Network Corp., 0.00%, 12/15/25(n)(p)		1,286	797,320
EquipmentShare.com, Inc., 9.00%, 05/15/28(a)		3,760	3,868,476
First Horizon Bank, 5.75%, 05/01/30		250	235,706
Flyr Convertible Notes, 8.00%, 08/10/27(d)		2,322	2,654,038
Flyr Secured Notes, (1-mo. CME Term SOFR + 5.00%), 10.34%, 05/10/27(d)(l)		1,136	1,057,667
Forestar Group, Inc., 5.00%, 03/01/28(a)		2,600	2,501,224
Freed Corp., 12.00%, 11/30/28(d)		9,390	9,108,300
FreeWire Technologies, Inc., (3-mo. CME Term SOFR +11.00%), 16.39%, 04/26/25(d)		2,480	2,609,925
Frontier Communications Holdings LLC(a)
5.88%, 10/15/27		923	891,711
8.75%, 05/15/30		1,250	1,285,886
8.63%, 03/15/31		745	759,604
Frontier Florida LLC, Series E, 6.86%, 02/01/28		845	817,438
Full House Resorts, Inc., 8.25%, 02/15/28(a)		230	216,200
Gen Digital, Inc., 7.13%, 09/30/30(a)		200	208,964
General Mills, Inc., 2.88%, 04/15/30		3,210	2,900,803
General Motors Co., 5.60%, 10/15/32		1,265	1,293,404
Goldman Sachs Group, Inc., 7.25%, 04/10/28	GBP	50	69,696
GoTo Group, Inc., 5.50%, 09/01/27(a)	USD	1,675	810,185
GrafTech Global Enterprises, Inc., 9.88%, 12/15/28		254	195,898
HCA, Inc., 3.63%, 03/15/32		2,120	1,895,650
Homes By West Bay LLC, 9.50%, 04/30/27(d)		5,256	4,966,920
Howard Hughes Corp.(a)
4.13%, 02/01/29		1,002	893,493
4.38%, 02/01/31		1,102	955,710
JPMorgan Chase & Co., (3-mo. LIBOR GBP + 0.68%), 0.99%, 04/28/26(b)(j)	GBP	100	120,312
Kraft Heinz Foods Co., 3.75%, 04/01/30	USD	3,150	3,009,623
Landsea Homes Corp., 11.00%, 07/17/28(d)		9,310	9,042,803

20	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock Capital Allocation Term Trust (BCAT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

United States (continued)
Lessen, Inc., (3-mo. CME Term SOFR + 8.50%), 13.40%, 01/05/28(d)	USD	1,902	$1,738,041
Level 3 Financing, Inc., 4.63%, 09/15/27(a)		559	335,400
Level 3 New Money TSA, 11.00%, 11/15/29(o)		1,543	1,542,867
LGI Homes, Inc., 8.75%, 12/15/28		2,163	2,300,891
Lightning eMotors, Inc., 7.50%, 05/15/24(a)(n)		945	47,250
Lions Gate Capital Holdings LLC, 5.50%, 04/15/29(a)		1,410	1,054,821
Lowe’s Cos., Inc., 2.63%, 04/01/31		2,960	2,590,115
Mauser Packaging Solutions Holding Co., 7.88%, 08/15/26(a)		2,240	2,279,605
Morgan Stanley, (1-day SOFR + 1.02%), 1.93%, 04/28/32(b)		3,055	2,456,601
Nationstar Mortgage Holdings, Inc.(a)
6.00%, 01/15/27		242	240,185
5.50%, 08/15/28		1,128	1,084,661
5.75%, 11/15/31		488	455,015
NCR Atleos Corp., 9.50%, 04/01/29		430	456,873
Nexstar Media, Inc., 4.75%, 11/01/28(a)		511	470,876
Olympus Water U.S. Holding Corp., 9.75%, 11/15/28(a)		2,000	2,122,786
Parsley Energy LLC/Parsley Finance Corp., 4.13%, 02/15/28(a)		1,275	1,228,632
PennyMac Financial Services, Inc., 7.88%, 12/15/29		820	844,081
Permian Resources Operating LLC, 7.00%, 01/15/32		572	590,117
PG&E Corp., 4.25%, 12/01/27		223	233,704
Pioneer Midco Notes, (10.50% PIK), 10.50%, 11/18/30(d)(l)		4,252	4,251,942
Pitney Bowes, Inc., 6.88%, 03/15/27(a)		2,120	1,979,963
Rand Parent LLC, 8.50%, 02/15/30(a)		587	561,363
Republic Services, Inc., 1.45%, 02/15/31		3,080	2,498,505
RingCentral, Inc., 8.50%, 08/15/30		605	618,613
Sabre GLBL, Inc.
9.25%, 04/15/25(a)		158	151,680
8.63%, 06/01/27		825	750,766
11.25%, 12/15/27(a)		1,308	1,285,148
Sasol Financing USA LLC
4.38%, 09/18/26		204	189,720
8.75%, 05/03/29(a)		271	276,000
Service Properties Trust, 8.63%, 11/15/31(a)		1,704	1,784,826
SierraCol Energy Andina LLC, 6.00%, 06/15/28(j)		323	268,930
Sitio Royalties Operating Partnership LP/Sitio Finance Corp., 7.88%, 11/01/28		813	842,447
Sonder Secured Notes, (3-mo. CME Term SOFR at 1.00% Floor + 9.00%), 14.61%, 01/19/27(b)(d)		8,843	7,704,964
Spirit AeroSystems, Inc.(a)
9.38%, 11/30/29		402	439,898
9.75%, 11/15/30		1,131	1,215,796
Stem, Inc., 0.50%, 12/01/28(a)(n)		200	101,582
Tapestry, Inc., 7.35%, 11/27/28		350	367,148
Tenneco, Inc., 8.00%, 11/17/28(a)		1,648	1,406,980
Texas Capital Bancshares, Inc., (5-year CMT + 3.15%), 4.00%, 05/06/31(b)		174	150,939
Texas Capital Bank NA, (3-mo. LIBOR US + 4.50%), 10.09%, 09/30/24(a)(b)		2,763	2,745,125
T-Mobile U.S., Inc., 2.70%, 03/15/32		2,955	2,518,255
Uber Technologies, Inc., 0.88%, 12/01/28		753	818,888
UnitedHealth Group, Inc., 4.20%, 05/15/32		2,430	2,377,818
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 10.50%, 02/15/28(a)		611	619,435
Univision Communications, Inc., 8.00%, 08/15/28(a)		335	345,593

Security	Par (000)		Value

United States (continued)
Verizon Communications, Inc., 1.13%, 11/03/28	GBP	100	$110,211
Viasat, Inc., 5.63%, 04/15/27(a)	USD	492	476,010
Vistra Operations Co. LLC, 7.75%, 10/15/31(a)		320	332,348
Waste Management, Inc., 4.15%, 04/15/32		1,875	1,830,552
Xerox Holdings Corp., 5.00%, 08/15/25(a)		1,630	1,596,555

			149,276,156

Total Corporate Bonds — 12.9% (Cost: $243,824,868)			239,552,222

Fixed Rate Loan Interests

United States(d) — 0.6%
AMF MF Portfolio, Term Loan, 6.67%, 11/01/28		2,975	2,965,530
CML ST Regis Aspen, Term Loan, 8.26%, 02/09/27		6,407	6,406,581
OD Intermediate SUBI Holdco II LLC, Mezzanine Term Loan, 10.00%, 01/23/26		2,665	2,548,031

Total Fixed Rate Loan Interests — 0.6% (Cost: $11,931,690)			11,920,142

Floating Rate Loan Interests(b)

Colombia — 0.2%
Ecopetrol SA, 2023 Term Loan, (3-mo. CME Term SOFR + 4.75%), 10.13%, 09/06/30		3,600	3,573,000

Ireland — 0.2%
Promontoria Beech Designated Activity Co., EUR Term Loan, (1-mo. EURIBOR + 3.75%), 7.63%, 05/17/27(d)	EUR	3,484	3,826,675

Jersey(d) — 0.4%
Vita Global Finco Ltd.
EUR Term Loan B, (6-mo. EURIBOR + 7.00%), 10.95%, 07/06/27		4,749	4,948,209
GBP Incremental Term Loan, (6-mo. SONIA + 7.00%), 12.19%, 07/06/27	GBP	2,908	3,507,225

			8,455,434

Luxembourg(d) — 0.2%
Euro Parfums Fze, Term Loan B, (3-mo. CME Term SOFR + 6.75%), 12.21%, 06/23/28	USD	603	589,433
Speed Midco 3 SARL, EUR Term Loan B1, (3-mo. EURIBOR + 6.40%), 10.33%, 05/16/29	EUR	2,566	2,875,181

			3,464,614

Netherlands — 0.2%
Cypher Bidco BV, EUR Term Loan, (6-mo. EURIBOR + 4.50%), 8.60%, 03/01/28(d)		1,827	1,906,685
Upfield BV, 2023 GBP Term Loan B8, (1-day SONIA + 4.00%), 8.97%, 01/02/28	GBP	1,388	1,677,552

			3,584,237

United States — 3.5%
Alorica, Inc., 2022 Term Loan, (1-mo. CME Term SOFR at 1.50% Floor + 6.88%), 12.23%, 12/21/27(d)	USD	3,295	3,228,865
Altar Bidco, Inc., 2021 2nd Lien Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 5.60%), 10.81%, 02/01/30		2,077	2,035,950
City Brewing Co. LLC, Closing Date Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 3.50%), 9.16%, 04/05/28		694	543,887

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	21

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock Capital Allocation Term Trust (BCAT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

United States (continued)
CML Hyatt Lost Pines, Term Loan, (1-mo. CME Term SOFR + 3.55%), 8.91%, 09/09/26(d)	USD	5,000	$4,915,858
CML La Quinta Resort, Term Loan, (1-mo. LIBOR US + 3.00%), 8.44%, 12/09/26(d)		6,885	6,703,250
Coreweave Compute Acquisition Co. II, LLC, Delayed Draw Term Loan, (3-mo. CME Term SOFR + 8.75%), 14.13%, 06/30/28(d)		4,442	4,370,235
ECL Entertainment, LLC, 2023 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 4.75%), 10.11%, 08/31/30		2,964	2,965,795
EIS Buyer, Inc., Revolver, (1-mo. CME Term SOFR at 0.75% Floor + 7.00%), 12.36%, 07/10/28(d)		373	361,721
EIS Group, Inc., Term Loan, (1-mo. CME Term SOFR + 7.00%), 12.36%, 05/01/28(d)		3,734	3,617,206
Emerald Electronics Manufacturing Services, Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.25%), 11.79%, 12/29/27		1,130	1,009,720
Galaxy Universal LLC, 1st Lien Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 5.75%), 11.28%, 11/12/26(d)		13,091	12,846,604
GoTo Group, Inc., Term Loan B, (3-mo. CME Term SOFR + 4.75%), 10.28%, 08/31/27		1,953	1,282,996
Green Plains Operating Co. LLC, Term Loan, (3-mo. LIBOR US + 8.00%), 13.65%, 07/20/26(d)		6,737	6,484,262
Helios Service Partners LLC(d)
2023 Delayed Draw Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.25%), 11.88%, 03/19/27		628	623,931
2023 Term Loan B, (3-mo. CME Term SOFR at 1.00% Floor + 6.25%), 11.86%, 03/19/27		618	614,380
Hydrofarm Holdings LLC, 2021 Term Loan, (3-mo. CME Term SOFR at -4.50% Floor + 5.50%), 11.15%, 10/25/28(d)		1,902	1,521,696
Indy U.S. Holdco LLC, 2023 EUR Incremental Term Loan, (1-mo. EURIBOR + 6.50%), 10.34%, 03/06/28	EUR	2,763	3,035,146
Level 3 Financing, Inc.
2019 Term Loan B, (1-mo. CME Term SOFR + 1.75%), 7.22%, 03/01/27	USD	528	500,845
2023 TSA Term Loan B, (1-mo. CME Term SOFR + 1.75%), 7.21%, 03/01/27(d)		328	311,600
Maverick Gaming LLC, Term Loan B, (3-mo. CME Term SOFR + 7.50%), 13.15%, 09/03/26		927	665,005
Medical Solutions Holdings, Inc., 2021 2nd Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 7.00%), 12.46%, 11/01/29		1,052	882,365
Orion Group Holdco LLC(d)
2022 1st Amendment Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.50%), 12.11%, 03/19/27		118	117,775
2022 First A&R Amendment Incremental DDTL, (3-mo. CME Term SOFR at 1.00% Floor + 6.50%), 11.88%, 03/19/27		527	526,713
Delayed Draw Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.00%), 11.61%, 03/19/27		199	196,480
First Lien Delayed Draw Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.00%), 11.61%, 03/19/27		1,179	1,179,333
First Lien Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.00%), 11.61%, 03/19/27		101	100,715

Security	Par (000)		Value

United States (continued)
Orion Group Holdco LLC(d) (continued) Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.00%), 11.61%, 03/19/27	USD	20	$19,627
Quartz Acquireco LLC, Term Loan B, (1-mo. CME Term SOFR + 3.50%), 8.86%, 06/28/30(d)		174	174,999
Redstone Holdco 2 LP
2021 2nd Lien Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 7.75%), 13.22%, 04/27/29		620	375,100
2021 Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 4.75%), 10.22%, 04/27/28		1,681	1,263,012
Roper Industrial Products Investment Co., USD Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 4.00%), 9.35%, 11/22/29		1,879	1,881,644
Xerox Holdings Corp., 2023 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 4.00%), 9.36%, 11/17/29		90	89,890

			64,446,605

Total Floating Rate Loan Interests — 4.7% (Cost: $90,148,825)			87,350,565

Foreign Agency Obligations

Bahrain(j) — 0.0%
Bahrain Government International Bond
5.45%, 09/16/32		257	235,557
7.50%, 09/20/47		257	241,419

			476,976

Brazil — 0.6%
Brazil Letras do Tesouro Nacional, 0.00%, 07/01/24(p)	BRL	54,542	10,682,517

Chile — 0.0%
Chile Government International Bond, 4.34%, 03/07/42	USD	478	425,868

Colombia — 0.1%
Colombia Government International Bond
3.88%, 04/25/27		710	676,497
3.13%, 04/15/31		494	401,529
8.00%, 04/20/33		524	571,979
8.00%, 11/14/35		200	218,563

			1,868,568

Costa Rica — 0.0%
Costa Rica Government, 7.30%, 11/13/54		210	227,619
Costa Rica Government International Bond, 6.55%, 04/03/34(j)		226	234,023

			461,642

Dominican Republic — 0.1%
Dominican Republic International Bond
5.95%, 01/25/27(j)		717	718,491
4.50%, 01/30/30(a)		720	661,500
7.05%, 02/03/31(a)		360	377,622
4.88%, 09/23/32(a)		548	498,209

			2,255,822

Egypt — 0.0%
Egypt Government International Bond, 8.50%, 01/31/47(a)		400	248,250

22	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock Capital Allocation Term Trust (BCAT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Guatemala — 0.1%
Guatemala Government Bond
5.25%, 08/10/29(a)	USD	277	$271,183
7.05%, 10/04/32		410	435,625
3.70%, 10/07/33(j)		298	247,936
6.60%, 06/13/36		230	236,325
4.65%, 10/07/41(a)		551	449,065

			1,640,134

Honduras — 0.0%
Honduras Government International Bond, 5.63%, 06/24/30(a)		195	173,550

Hungary — 0.1%
Hungary Government International Bond
5.38%, 03/25/24		162	161,960
5.25%, 06/16/29(a)		389	391,151
Magyar Export-Import Bank, 6.00%, 05/16/29	EUR	384	448,949

			1,002,060

Ivory Coast(j) — 0.1%
Ivory Coast Government International Bond
6.38%, 03/03/28	USD	818	801,895
5.88%, 10/17/31	EUR	153	151,064

			952,959

Jordan — 0.0%
Jordan Government International Bond, 4.95%, 07/07/25(j)	USD	200	195,375

Mexico — 0.1%
Mexico Government International Bond
2.66%, 05/24/31		594	501,002
6.35%, 02/09/35		550	575,266
6.34%, 05/04/53		200	203,625

			1,279,893

Morocco(a) — 0.0%
Morocco Government International Bond
2.38%, 12/15/27		303	270,996
5.95%, 03/08/28		200	204,875

			475,871

Nigeria — 0.0%
Nigeria Government International Bond, 8.38%, 03/24/29(a)		553	529,670

Oman(j) — 0.1%
Oman Government International Bond
6.50%, 03/08/47		439	447,231
6.75%, 01/17/48		527	550,221
Oman Sovereign Sukuk Co., 4.40%, 06/01/24		238	236,141

			1,233,593

Panama — 0.0%
Panama Government International Bond
6.40%, 02/14/35		374	364,650
6.85%, 03/28/54		401	374,434

			739,084

Paraguay — 0.0%
Republic of Paraguay, 2.74%, 01/29/33		395	323,900

Peru — 0.1%
Corp. Financiera de Desarrollo SA, 4.75%, 07/15/25(j)		406	401,014

Security	Par (000)		Value

Peru (continued)
Peruvian Government International Bond
2.78%, 01/23/31	USD	250	$217,266
1.86%, 12/01/32		850	664,062
3.00%, 01/15/34		200	168,375

			1,450,717

Poland — 0.1%
Bank Gospodarstwa Krajowego, 6.25%, 10/31/28(a)		200	210,960
Republic of Poland Government International Bond
4.88%, 10/04/33		220	222,365
4.25%, 02/14/43(j)	EUR	147	170,555
5.50%, 04/04/53	USD	348	362,063

			965,943

Republic of North Macedonia — 0.0%
North Macedonia Government International Bond, 6.96%, 03/13/27(j)	EUR	187	215,177

Romania — 0.1%
Romanian Government International Bond
5.25%, 11/25/27(a)	USD	206	204,127
2.88%, 03/11/29(j)	EUR	473	472,051
2.50%, 02/08/30(j)		503	480,617
2.12%, 07/16/31(j)		690	605,519

			1,762,314

Saudi Arabia — 0.1%
Saudi Government International Bond, 5.00%, 01/18/53(a)	USD	1,058	994,189

Senegal — 0.0%
Senegal Government International Bond, 6.25%, 05/23/33(j)		278	247,594

South Africa — 0.1%
Republic of South Africa Government International Bond
5.88%, 04/20/32		680	644,096
5.00%, 10/12/46		706	519,793

			1,163,889

Spain(a)(j) — 1.5%
Spain Government Bond
0.50%, 10/31/31	EUR	1,487	1,381,105
2.55%, 10/31/32		17,348	18,681,737
3.15%, 04/30/33		1,057	1,186,191
3.90%, 07/30/39		2,343	2,739,477
2.90%, 10/31/46		2,252	2,245,651
3.45%, 07/30/66		2,440	2,511,548

			28,745,709

Trinidad And Tobago — 0.0%
Trinidad & Tobago Government International Bond, 5.95%, 01/14/31	USD	200	206,500

Ukraine(e)(k) — 0.0%
Ukraine Government International Bond
7.75%, 09/01/25(j)		261	76,734
8.99%, 02/01/26(j)		413	121,009
7.25%, 03/15/35(a)		644	149,408

			347,151

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	23

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock Capital Allocation Term Trust (BCAT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

United Kingdom(j) — 0.4%
United Kingdom Gilt
3.75%, 10/22/53	GBP	1,911	$2,273,916
0.50%, 10/22/61		10,627	4,583,863

			6,857,779

Uzbekistan — 0.0%
Republic of Uzbekistan International Bond, 7.85%, 10/12/28	USD	209	218,274

Total Foreign Agency Obligations — 3.7% (Cost: $69,347,905)			68,140,968

	Shares

Investment Companies

United States — 0.9%
iShares iBoxx $ Investment Grade Corporate Bond ETF (q)		37,594	4,160,152
iShares JP Morgan USD Emerging Markets Bond ETF (q)		71,155	6,337,064
iShares MSCI Brazil ETF (q)		23,271	813,554
iShares Russell 2000 ETF (q)		9,800	1,966,958
iShares Russell Mid-Cap Growth ETF (q)		3,986	416,378
VanEck J. P. Morgan EM Local Currency Bond ETF		87,582	2,220,204
VanEck Semiconductor ETF (e)		5,362	937,653

Total Investment Companies — 0.9% (Cost: $16,142,138)			16,851,963

	Par (000)

Municipal Bonds

Puerto Rico(b) — 0.2%
Commonwealth of Puerto Rico, GO
0.00%, 11/01/51	USD	4,482	1,828,912
Series A-1, 0.00%, 11/01/43		393	212,365
Commonwealth of Puerto Rico, RB, 0.00%, 11/01/51		1,911	668,870

Total Municipal Bonds — 0.2% (Cost: $2,852,412)			2,710,147

Non-Agency Mortgage-Backed Securities

United States — 5.2%
Ajax Mortgage Loan Trust(a)
Series 2020-C, Class A, 2.25%, 09/27/60(c)		62	61,528
Series 2020-C, Class B, 5.00%, 09/27/60(c)		375	366,444
Series 2020-C, Class C, 0.00%, 09/27/60		1,176	960,170
Series 2020-D, Class B, 5.00%, 06/25/60(c)		525	514,313
Series 2020-D, Class C, 0.00%, 06/25/60		1,236	926,275
Series 2021-E, Class B3, 3.77%, 12/25/60(b)		952	290,122
Series 2021-E, Class SA, 0.00%, 12/25/60(b)		11	5,104
Series 2021-E, Class XS, 0.00%, 12/25/60(b)		13,200	532,000
BAMLL Commercial Mortgage Securities Trust(a)(b)
Series 2017-SCH, Class AL, (1-mo. Term SOFR + 0.95%), 6.31%, 11/15/32		2,000	1,774,886
Series 2018-DSNY, Class D, (1-mo. Term SOFR + 2.00%), 7.36%, 09/15/34		2,000	1,970,154

Security	Par (000)		Value

United States (continued)
BFLD Trust, Series 2021-EYP, Class E, (1-mo. Term SOFR + 3.81%), 9.18%, 10/15/35(a)(b)	USD	790	$80,030
BX Commercial Mortgage Trust(a)(b)
Series 2020-VIV3, Class B, 3.54%, 03/09/44		1,600	1,400,029
Series 2020-VKNG, Class G, (1-mo. Term SOFR + 3.36%), 8.73%, 10/15/37		1,610	1,546,432
Series 2021-MFM1, Class G, (1-mo. Term SOFR + 4.01%), 9.38%, 01/15/34		1,364	1,335,797
BX Trust, Series 2021-VIEW, Class E, (1-mo. Term SOFR + 3.71%), 9.08%, 06/15/36(a)(b)		897	816,777
Cold Storage Trust, Series 2020-ICE5, Class F, (1-mo. Term SOFR + 3.61%), 8.96%, 11/15/37(a)(b)		3,932	3,890,327
Commercial Mortgage Trust(b)
Series 2015-CR25, Class C, 4.52%, 08/10/48		2,000	1,842,822
Series 2019-GC44, Class 180B, 3.40%, 08/15/57(a)		1,900	1,742,938
Credit Suisse Mortgage Capital Certificates Trust Class A, 8.80%, 02/15/27(d)		3,400	3,064,065
Series 2019-ICE4, Class F, (1-mo. Term SOFR + 2.70%), 8.06%, 05/15/36(a)(b)		3,392	3,357,461
Series 2020-FACT, Class F, (1-mo. Term SOFR + 6.52%), 11.88%, 10/15/37(a)(b)		1,700	1,446,265
Series 2020-NET, Class D, 3.70%, 08/15/37(a)(b)		1,275	1,126,396
Series 2021-980M, Class E, 3.54%, 07/15/31(a)(b)		2,410	2,017,280
Series 2021-BHAR, Class E, (1-mo. Term SOFR + 3.61%), 8.98%, 11/15/38(a)(b)		2,500	2,427,108
CSMC Trust, Series 2020-FACT, Class E, (1-mo. Term SOFR + 5.23%), 10.59%, 10/15/37(a)(b)		1,000	894,460
Deephaven Residential Mortgage Trust, Series 2021-1, Class B2, 3.96%, 05/25/65(a)(b)		1,550	1,282,669
FREMF Trust, Series 2018-W5FX, Class CFX, 3.66%, 04/25/28(a)(b)		437	374,499
GS Mortgage Securities Corp. Trust, Series 2021-IP, Class E, (1-mo. Term SOFR + 3.66%), 9.03%, 10/15/36(a)(b)		1,540	1,382,302
Imperial Fund Mortgage Trust, Series 2020-NQM1, Class B1, 4.00%, 10/25/55(a)(b)		3,602	2,967,978
JP Morgan Mortgage Trust(a)(b)
Series 2021-1, Class A3X, 0.50%, 06/25/51		49,148	1,333,463
Series 2021-1, Class AX1, 0.13%, 06/25/51		199,442	1,049,243
Series 2021-1, Class AX4, 0.40%, 06/25/51		12,736	259,609
Series 2021-1, Class B4, 3.03%, 06/25/51		803	577,316
Series 2021-1, Class B5, 3.03%, 06/25/51		963	663,366
Series 2021-1, Class B6, 2.90%, 06/25/51		1,536	531,990
Series 2021-4, Class B4, 2.90%, 08/25/51		1,199	829,002
Series 2021-4, Class B5, 2.90%, 08/25/51		899	603,722
Series 2021-4, Class B6, 2.90%, 08/25/51		2,190	678,115
Lehman Brothers Small Balance Commercial Mortgage Trust, Series 2007-2A, Class M2, (1-mo. Term SOFR + 0.71%), 6.07%, 06/25/37(a)(b)		2,735	2,201,027
MCM Trust(d)
3.00%, 09/25/31(r)		3,287	2,162,853
1.00%, 01/01/59		4,378	4,199,214
MED Trust, Series 2021-MDLN, Class G, (1-mo. Term SOFR + 5.36%), 10.73%, 11/15/38(a)(b)		4,923	4,709,610
New Residential Mortgage Loan Trust(a)(b)
Series 2019-RPL2, Class B3, 4.01%, 02/25/59		9,329	6,192,465
Series 2021-NQ1R, Class B1, 3.53%, 07/25/55		1,370	1,043,327
Series 2021-NQ1R, Class B2, 4.33%, 07/25/55		1,022	773,406
Seasoned Credit Risk Transfer Trust, Series 2020-3, Class BXS, 5.83%, 05/25/60(a)(b)		7,626	2,985,856

24	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock Capital Allocation Term Trust (BCAT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

United States (continued)
Seasoned Loans Structured Transaction Trust(a)(b)
Series 2020-2, Class M1, 4.75%, 09/25/60	USD	4,217	$4,035,280
Series 2020-3, Class M1, 4.75%, 04/26/60		6,328	6,126,363
Starwood Mortgage Residential Trust, Series 2020- INV, Class B2, 4.26%, 11/25/55(a)		1,225	959,630
TVC DSCR(d)
0.00%, 02/01/51		1,323	1,148,269
2.38%, 02/01/51		5,291	4,832,657
Verus Securitization Trust(a)(b)
Series 2020-5, Class B1, 3.71%, 05/25/65		2,400	2,005,623
Series 2020-5, Class B2, 4.71%, 05/25/65		1,400	1,194,518
Series 2021-R2, Class B1, 3.25%, 02/25/64		2,735	2,000,198
WaMu Mortgage Pass-Through Certificates Trust, Series 2007-OA6, Class 1A, (12-mo. MTA + 0.81%), 5.82%, 07/25/47(b)		1,129	891,951
Wells Fargo Commercial Mortgage Trust, Series 2019-C50, Class XA, 1.41%, 05/15/52(b)		22,820	1,206,163

Total Non-Agency Mortgage-Backed Securities — 5.2% (Cost: $106,642,633)			95,590,867

	Benefical Interest (000)

Other Interests

Canada — 0.2%
Sprott Private Resource Streaming(d)(s)	USD	4,640	4,065,568

Total Other Interests — 0.2% (Cost: $4,681,796)			4,065,568

	Par (000)

Preferred Securities

Capital Trusts — 0.1%(b)

Mexico — 0.0%
Banco Mercantil del Norte SA, 6.75%(a)(m)	USD	501	493,725

United States — 0.1%
Edison International, 7.88%, 06/15/54		155	156,163
Paramount Global, 6.38%, 03/30/62		401	360,900

			517,063

			1,010,788

	Shares

Preferred Stocks — 3.2%

China — 0.3%
ByteDance Ltd., Series E-1, (Acquired 11/11/20, Cost: $4,390,747)(d)(e)(f)		40,071	6,539,452

Finland — 0.2%
Aiven, Series D(d)(e)		37,890	3,050,903

Security	Shares	Value

Germany — 0.3%
Dr Ing hc F Porsche AG(a)	40,630	$3,578,573
Volocopter GmbH, Series D-2, (Acquired 03/03/21, Cost: $4,145,649)(d)(e)(f)	780	2,900,853

		6,479,426

Israel(d)(e)(f) — 0.2%
Deep Instinct Ltd.
Series D-2, (Acquired 03/19/21, Cost: $2,130,236)	350,490	1,927,695
Series D-4, (Acquired 09/20/22, Cost: $2,188,898)	310,467	1,810,022

		3,737,717

United States — 2.2%
Breeze Aviation Group, Inc., Series B, (Acquired 07/30/21, Cost: $3,044,600)(d)(e)(f)	5,637	1,206,374
Cap Hill Brands(d)(e)	1,185,824	308,314
Caresyntax, Inc.(d)(e)
Series C-2	12,214	1,195,995
Series C-3	1,759	145,997
Clarify Health(d)(e)	345,315	2,500,081
Databricks, Inc., Series G, (Acquired 02/01/21, Cost: $2,392,693)(d)(e)(f)	40,470	3,126,712
Dream Finders Homes, Inc., 9.00%(d)	10,172	9,650,685
Exo Imaging, Inc., Series C, (Acquired 06/24/21, Cost: $1,482,935)(d)(e)(f)	253,147	668,308
GM Cruise Holdings LLC, Series G, (Acquired 03/25/21, Cost: $1,886,159)(d)(e)(f)	71,581	872,572
Jumpcloud, Inc.(d)(e)(f)
Series E-1, (Acquired 10/30/20, Cost: $2,052,443)	1,125,428	2,914,859
Series F, (Acquired 09/03/21, Cost: $443,302)	74,023	191,720
MNTN Digital, Inc., Series D, (Acquired 11/05/21, Cost: $1,353,207)(d)(e)(f)	58,924	745,389
Noodle Partners, Inc., Series C, (Acquired 08/26/21, Cost: $1,751,669)(d)(e)(f)	196,272	908,739
PsiQuantum Corp., Series D, (Acquired 05/21/21, Cost: $945,402)(d)(e)(f)	36,048	1,024,484
RapidSOS, Series C-1(e)	1,707,127	2,487,113
Relativity Space, Inc., Series E, (Acquired 05/27/21, Cost: $814,688)(d)(e)(f)	35,677	714,254
SambaNova Systems, Inc., Series D, (Acquired 04/09/21, Cost: $1,250,247)(d)(e)(f)	13,158	840,533
SCI PH Parent, Inc., Series F, (Acquired 02/10/23, Cost: $1,183,000), 12.50%, 12/31/79(d)(e)(f)(l)	1,183	1,105,537
Snorkel AI, Inc., Series C, (Acquired 06/30/21, Cost: $678,934)(d)(e)(f)	45,203	393,266
Ursa Major Technologies, Inc.(d)(e)(f)
Series C, (Acquired 09/13/21, Cost: $1,732,297)	290,420	926,440
Series D, (Acquired 10/14/22, Cost: $235,803)	35,579	117,767
Verge Genomics, Inc.(d)(e)(f)
Series B, (Acquired 11/05/21, Cost: $1,626,608)	305,363	1,975,699
Series C, (Acquired 09/06/23, Cost: $259,904)	36,142	260,222

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	25

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock Capital Allocation Term Trust (BCAT) (Percentages shown are based on Net Assets)

Security	Shares		Value

United States (continued)
Versa Networks, Inc., Series E, (Acquired 10/14/22, Cost: $4,906,958), 12.00%, 10/07/32(d)(e)(f)(l)		1,681,498	$5,481,683
Zero Mass Water, Inc., Series D, (Acquired 07/05/22, Cost: $271,491)(d)(e)(f)		6,628	193,272

			39,956,015

			59,763,513

Total Preferred Securities — 3.3% (Cost: $69,656,467)			60,774,301

	Par (000)

U.S. Government Sponsored Agency Securities

Commercial Mortgage-Backed Securities — 0.0%
Freddie Mac Multifamily Structured Pass Through Certificates, Series KL06, Class XFX, 1.36%, 12/25/29(b)	USD	18,250	1,003,946

Mortgage-Backed Securities(t) — 9.3%
Uniform Mortgage-Backed Securities
3.00%, 01/16/54		9,557	8,452,840
3.50%, 01/16/54		74,731	68,554,026
4.50%, 01/16/54		86,126	83,481,982
5.50%, 01/16/54		11,500	11,548,515

			172,037,363

Total U.S. Government Sponsored Agency Securities — 9.3% (Cost: $168,199,870)			173,041,309

U.S. Treasury Obligations
U.S. Treasury Notes, 4.63%, 09/30/28		6,848	7,068,317

Total U.S. Treasury Obligations — 0.4% (Cost: $6,779,968)			7,068,317

	Shares

Warrants

Cayman Islands — 0.0%
Lavoro Ltd., Class A, (Issued 12/27/22, Exercisable 12/27/23, 1 Share for 1 Warrant, Expires 12/27/27, Strike Price USD 11.50)(e)		25,681	17,168

Israel(e) — 0.0%
Deep Instinct Ltd., (Acquired 09/20/22, Cost: $0), (Exercisable 09/20/22, 1 Share for 1 Warrant, Expires 09/20/32, Strike Price USD 0.01)(d)(f)		21,889	62,165
Innovid Corp., (Issued/Exercisable 01/28/21, 1 Share for 1 Warrant, Expires 12/31/27, Strike Price USD 11.50)		8,959	269

			62,434

United Kingdom — 0.0%
10X future Technologies Service Ltd., (Expires 11/17/30, Strike Price GBP 0.01)(d)(e)		137,950	256,724

Security	Shares	Value

United States(e) — 0.1%
Cano Health, Inc., (Issued 07/06/20, Exercisable 07/06/21, 0.01 Shares for 1 Warrant, Expires 06/03/26, Strike Price USD 1,150.00)	33,630	$24
Caresyntax, Inc., (Exercisable 06/30/23, 1 Share for 1 Warrant, Expires 06/21/33, Strike Price USD 0.01)(d)	1,386	135,703
Crown PropTech Acquisitions, (Issued 02/05/21, 1 Share for 1 Warrant, Expires 02/01/26, Strike Price USD 11.50)(d)	74,120	1,149
Crown PropTech Acquisitions, (Issued/Exercisable 01/25/21, 1 Share for 1 Warrant, Expires 12/31/27, Strike Price USD 11.50)	44,352	—
CXApp, Inc., Class A, (Issued/Exercisable 02/02/21, 1 Share for 1 Warrant, Expires 12/15/25, Strike Price USD 11.50)	340,429	27,234
EVgo, Inc., (Issued/Exercisable 11/10/20, 1 Share for 1 Warrant, Expires 09/15/25, Strike Price USD 11.50)	40,220	12,106
Flyr Warrants, (Issued/Exercisable 05/10/22, 1 Share for 1 Warrant, Expires 05/10/32, Strike Price USD 3.95)(d)	5,990	34,383
FreeWire Technologies, Inc., Tranche A, (Issued 04/27/22, 1 Share for 1 Warrant, Expires 04/26/27, Strike Price USD 3.35)(d)	252,094	15,126
FreeWire Technologies, Inc., Tranche B Unvest, (Exercisable 06/03/23, 1 Share for 1 Warrant, Expires 04/26/29, Strike Price USD 3.35)(d)	239,489	2
FreeWire Technologies, Inc., Tranche B Vested, (Issued 05/02/22, Exercisable 05/03/23, 1 Share for 1 Warrant, Expires 04/26/27, Strike Price USD 3.35)(d)	12,605	756
Hawkeye 360, (Issued 07/07/23, 1 Share for 1 Warrant, Expires 07/07/33, Strike Price USD 11.17)(d)	19,736	49,537
Hawkeye 360, (Issued 07/07/23, 1 Share for 1 Warrant, Expires 07/07/33, Strike Price USD 0.01)(d)	173,677	844,070
Hippo Holdings, Inc., (Issued/Exercisable 01/04/21, 0.04 Share for 1 Warrant, Expires 08/02/26, Strike Price USD 287.50)	11,689	234
Latch, Inc., (Issued/Exercisable 12/29/20, 1 Share for 1 Warrant, Expires 06/04/26, Strike Price USD 11.50)	10,196	—
Lightning eMotors, Inc., (Issued/Exercisable 05/13/20, 1 Share for 1 Warrant, Expires 05/18/25, Strike Price USD 11.50)	82,174	90
Offerpad Solutions, Inc., (Issued/Exercisable 10/13/20, 1 Share for 1 Warrant, Expires 09/01/26, Strike Price USD 11.50)	60,706	1,154
Pear Therapeutics, Inc., (Issued/Exercisable 03/23/21, 1 Share for 1 Warrant, Expires 12/03/26, Strike Price USD 11.50)(d)	9,900	—
RapidSOS, Series C-1, (Expires 12/13/33, Strike Price USD 0.01)(d)	946,544	—
Sarcos Technology & Robotics Corp., (Issued 01/15/21, 1 Share for 1 Warrant, Expires 06/15/27, Strike Price USD 69.00)	25,291	137
Sarcos Technology & Robotics Corp., Class A, (Issued/Exercisable 12/21/20, 1 Share for 1 Warrant, Expires 09/24/26, Strike Price USD 11.50)	68,671	371

26	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock Capital Allocation Term Trust (BCAT) (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Sonder Holdings, Inc., (Issued 11/19/20, Exercisable 01/19/21, 1 Share for 1 Warrant, Expires 11/19/26, Strike Price USD 12.50)(d)	126,000	$1
Versa Networks, Inc., (Acquired 10/14/22, Cost: $0), (Exercisable 10/14/22, 1 Share for 1 Warrant, Expires 10/07/32, Strike Price USD 0.01)(d)(f)	207,248	584,439
Volato Group, Inc., (Acquired 12/03/23, Cost: $72,784), (Expires 12/03/28, Strike Price USD 11.50)(d)(f)	72,784	6,587

		1,713,103

Total Warrants — 0.1% (Cost: $1,014,083)		2,049,429

Total Long-Term Investments — 102.0% (Cost: $1,828,527,113)		1,891,463,508

Short-Term Securities

Money Market Funds — 4.3%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 5.26%(q)(u)	78,480,297	78,480,297

	Par (000)

U.S. Treasury Obligations — 0.0%
U.S. Treasury Bills, 5.49%, 05/09/24(r)	USD 309	303,355

Total Short-Term Securities — 4.3% (Cost: $78,783,443)		78,783,652

Options Purchased — 0.6% (Cost: $9,294,762)		11,307,407

Total Investments Before Options Written — 106.9% (Cost: $1,916,605,318)		1,981,554,567

Options Written — (0.2)% (Premiums Received: $(3,069,547))		(3,096,845)

Total Investments, Net of Options Written — 106.7% (Cost: $1,913,535,771)		1,978,457,722

Liabilities in Excess of Other Assets — (6.7)%		(124,761,858)

Net Assets — 100.0%		$1,853,695,864

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Non-income producing security.
(f)

Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $62,032,566, representing 3.4% of its net assets as of period end, and an original cost of $69,209,034.

(g)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(h)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.
(i)	Investment does not issue shares.
(j)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(k)	Issuer filed for bankruptcy and/or is in default.
(l)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(m)	Perpetual security with no stated maturity date.
(n)	Convertible security.
(o)	When-issued security.
(p)	Zero-coupon bond.
(q)	Affiliate of the Trust.
(r)	Rates are discount rates or a range of discount rates as of period end.
(s)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(t)	Represents or includes a TBA transaction.
(u)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/23	Shares Held at 12/31/23	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$49,048,882	$29,431,415	(a)	$—	$—	$—	$78,480,297	78,480,297	$2,769,958	$—

iShares China Large-Cap ETF(b)	903,534	3,077,546		(4,235,051)	169,652	84,319	—	—	—	—

iShares iBoxx $ High Yield Corporate Bond ETF(b)	3,877,356	—		(3,947,978)	82,471	(11,849)	—	—	61,077	—

iShares iBoxx $ Investment Grade Corporate Bond ETF	—	25,713,893		(21,521,222)	(99,812)	67,293	4,160,152	37,594	190,821	—

iShares JP Morgan USD Emerging Markets Bond ETF	8,837,878	2,423,502		(5,040,265)	(355,385)	471,334	6,337,064	71,155	478,797	—

iShares MSCI Brazil ETF	650,890	—		—	—	162,664	813,554	23,271	46,011	—

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	27

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock Capital Allocation Term Trust (BCAT)

Affiliated Issuer	Value at 12/31/22	Purchases at Cost	Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/23	Shares Held at 12/31/23	Income	Capital Gain Distributions from Underlying Funds

iShares Russell 2000 ETF	$1,708,728	$—	$—	$—	$258,230	$1,966,958	9,800	$26,480	$—
iShares Russell Mid-Cap Growth ETF	—	380,073	—	—	36,305	416,378	3,986	1,329	—

				$(203,074)	$1,068,296	$92,174,403		$3,574,473	$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro BOBL	819	03/07/24	$107,845	$502,992
Euro Bund	280	03/07/24	42,416	1,164,952
Nikkei 225 Index	22	03/07/24	5,202	99,979
Euro Stoxx Banks Index	100	03/15/24	659	(5,591)
MSCI Emerging Markets Index	14	03/15/24	724	31,666
U.S. Long Bond	223	03/19/24	27,861	2,021,192
Ultra U.S. Treasury Bond	107	03/19/24	14,295	507,070
Long Gilt	28	03/26/24	3,664	233,383
5-Year U.S. Treasury Note	3,664	03/28/24	398,546	7,533,777
Carbon Emissions(a)	9	12/16/24	799	95,303

				12,184,723

Short Contracts
30-Year Euro Buxl Bond	21	03/07/24	3,285	(252,713)
Euro BTP	266	03/07/24	34,988	(1,132,568)
Euro OAT	17	03/07/24	2,468	(33,920)
Euro-Schatz	62	03/07/24	7,292	(29,486)
10-Year Japanese Government Treasury Bonds	41	03/13/24	42,660	(251,876)
E-mini Russell 2000 Index	42	03/15/24	4,300	(297,792)
Euro Stoxx 50 Index	148	03/15/24	7,436	60,561
NASDAQ 100 E-Mini Index	80	03/15/24	27,238	(920,153)
S&P 500 E-Mini Index	309	03/15/24	74,469	(1,593,614)
10-Year U.S. Treasury Note	164	03/19/24	18,514	(433,845)
10-Year U.S. Ultra Long Treasury Note	2,152	03/19/24	253,970	(11,257,170)
2-Year U.S. Treasury Note	1,669	03/28/24	343,671	(2,509,727)

				(18,652,303)

				$(6,467,580)

(a)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	30,850,634	USD	214,200	Deutsche Bank AG	03/19/24	$7,144
EUR	291,973	USD	319,994	Barclays Bank PLC	03/20/24	3,320
EUR	1,552,844	USD	1,717,761	Deutsche Bank AG	03/20/24	1,773
EUR	2,198,399	USD	2,421,533	Deutsche Bank AG	03/20/24	12,851
EUR	404,931	USD	444,174	HSBC Bank PLC	03/20/24	4,223
EUR	1,114,743	USD	1,227,788	HSBC Bank PLC	03/20/24	6,617
EUR	432,022	USD	466,326	Morgan Stanley & Co. International PLC	03/20/24	12,071
EUR	3,714,251	USD	4,025,525	Morgan Stanley & Co. International PLC	03/20/24	87,431
EUR	321,333	USD	347,614	State Street Bank and Trust Co.	03/20/24	8,212

28	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock Capital Allocation Term Trust (BCAT)

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	4,416,404	USD	4,871,721	State Street Bank and Trust Co.	03/20/24	$18,760
GBP	223,161	USD	280,034	Citibank N.A.	03/20/24	4,525
GBP	287,115	USD	365,831	Morgan Stanley & Co. International PLC	03/20/24	278
GBP	316,948	USD	401,623	State Street Bank and Trust Co.	03/20/24	2,528
GBP	872,641	USD	1,106,600	State Street Bank and Trust Co.	03/20/24	6,133
MXN	31,873,515	USD	1,823,991	Citibank N.A.	03/20/24	29,751
THB	63,475,757	EUR	1,681,143	Citibank N.A.	03/20/24	10,441
USD	11,297,230	CNH	80,002,465	UBS AG	03/20/24	10,020
USD	141,649	GBP	111,053	Deutsche Bank AG	03/20/24	41
USD	65,118,061	GBP	50,981,207	Deutsche Bank AG	03/20/24	110,272
USD	2,175,727	GBP	1,704,703	Morgan Stanley & Co. International PLC	03/20/24	2,005
USD	808,753	HKD	6,301,071	HSBC Bank PLC	03/20/24	391
USD	753,313	HKD	5,867,697	UBS AG	03/20/24	548
ZAR	33,715,234	USD	1,824,911	Citibank N.A.	03/20/24	5,929

						345,264

USD	143,709	EUR	133,078	Barclays Bank PLC	03/14/24	(3,618)
USD	215,912	EUR	199,940	Barclays Bank PLC	03/14/24	(5,436)
USD	413,115	EUR	382,556	Barclays Bank PLC	03/14/24	(10,400)
USD	2,390,170	EUR	2,213,362	Barclays Bank PLC	03/14/24	(60,172)
USD	110,219	EUR	102,038	UBS AG	03/14/24	(2,743)
USD	534,386	EUR	494,718	UBS AG	03/14/24	(13,300)
USD	58,808,980	JPY	8,217,908,075	BNP Paribas SA	03/19/24	(152,037)
USD	243,275	JPY	33,995,597	State Street Bank and Trust Co.	03/19/24	(633)
USD	6,016,346	AUD	8,960,961	Morgan Stanley & Co. International PLC	03/20/24	(104,223)
USD	3,608,229	BRL	17,901,506	Citibank N.A.	03/20/24	(50,349)
USD	691,079	CAD	923,202	Citibank N.A.	03/20/24	(6,385)
USD	6,377,088	CAD	8,538,903	Deutsche Bank AG	03/20/24	(73,917)
USD	567,892	CAD	755,537	Morgan Stanley & Co. International PLC	03/20/24	(2,904)
USD	560,524	CAD	746,550	UBS AG	03/20/24	(3,483)
USD	836,944	CHF	715,590	Citibank N.A.	03/20/24	(20,575)
USD	1,133,227	CHF	974,233	Goldman Sachs International	03/20/24	(34,234)
USD	745,341	CHF	631,964	HSBC Bank PLC	03/20/24	(11,965)
USD	745,356	CHF	641,287	Morgan Stanley & Co. International PLC	03/20/24	(23,123)
USD	869,997	CHF	741,868	State Street Bank and Trust Co.	03/20/24	(19,012)
USD	24,591,147	CHF	21,094,655	UBS AG	03/20/24	(687,382)
USD	499,514	DKK	3,371,861	Morgan Stanley & Co. International PLC	03/20/24	(1,785)
USD	1,129,474	EUR	1,023,795	State Street Bank and Trust Co.	03/20/24	(4,220)
USD	3,796,301	EUR	3,446,374	UBS AG	03/20/24	(20,021)
USD	46,124,211	EUR	41,814,022	UBS AG	03/20/24	(178,309)
USD	194,823,800	EUR	176,618,015	UBS AG	03/20/24	(753,156)
USD	879,158	GBP	693,484	Morgan Stanley & Co. International PLC	03/20/24	(5,125)
USD	20,571,297	HKD	160,408,800	Barclays Bank PLC	03/20/24	(7,503)
USD	159,471	HKD	1,243,830	State Street Bank and Trust Co.	03/20/24	(100)
USD	160,363	HKD	1,250,524	UBS AG	03/20/24	(67)
USD	621,548	HKD	4,848,261	UBS AG	03/20/24	(434)
USD	695,942	HKD	5,429,730	UBS AG	03/20/24	(637)
USD	3,730,662	IDR	57,749,532,470	BNP Paribas SA	03/20/24	(19,760)
USD	1,448,739	MXN	25,316,126	Citibank N.A.	03/20/24	(23,630)
USD	179,084	NOK	1,881,150	Deutsche Bank AG	03/20/24	(6,386)
USD	409,577	SEK	4,178,345	Barclays Bank PLC	03/20/24	(5,944)
USD	1,866,363	SEK	19,039,884	Barclays Bank PLC	03/20/24	(27,086)
USD	958,975	JPY	134,080,501	State Street Bank and Trust Co.	03/21/24	(3,313)

						(2,343,367)

						$(1,998,103)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	29

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock Capital Allocation Term Trust (BCAT)

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
SPDR S&P 500 ETF Trust	1,112	01/05/24	USD	476.00	USD	52,854	$243,528
SPDR S&P 500 ETF Trust	488	01/12/24	USD	476.00	USD	23,195	186,172
SPX Volatility Index	128	01/17/24	USD	20.00	USD	159	3,648
Alphabet, Inc., Class C	131	01/19/24	USD	137.50	USD	1,846	68,447
Alphabet, Inc., Class C	203	01/19/24	USD	142.50	USD	2,861	47,502
Amazon.com, Inc.	193	01/19/24	USD	150.00	USD	2,932	90,710
Amazon.com, Inc.	132	01/19/24	USD	155.00	USD	2,006	28,644
Apple, Inc.	209	01/19/24	USD	195.00	USD	4,024	44,099
Apple, Inc.	146	01/19/24	USD	200.00	USD	2,811	10,001
Applied Materials, Inc.	174	01/19/24	USD	160.00	USD	2,820	99,180
Applied Materials, Inc.	126	01/19/24	USD	165.00	USD	2,042	39,375
Charles Schwab Corp.	356	01/19/24	USD	65.00	USD	2,449	168,210
Cheniere Energy, Inc.	53	01/19/24	USD	180.00	USD	905	4,240
Chevron Corp.	124	01/19/24	USD	155.00	USD	1,850	12,028
Chevron Corp.	227	01/19/24	USD	150.00	USD	3,386	60,836
ConocoPhillips	131	01/19/24	USD	125.00	USD	1,521	3,603
ConocoPhillips	55	01/19/24	USD	120.00	USD	638	5,830
Costco Wholesale Corp.	24	01/19/24	USD	605.00	USD	1,584	139,680
Costco Wholesale Corp.	26	01/19/24	USD	625.00	USD	1,716	100,490
Datadog, Inc., Class A	38	01/19/24	USD	120.00	USD	461	17,005
Delta Air Lines, Inc.	210	01/19/24	USD	35.00	USD	845	113,925
Delta Air Lines, Inc.	123	01/19/24	USD	38.00	USD	495	35,670
Dynatrace, Inc.	88	01/19/24	USD	50.00	USD	481	41,360
General Dynamics Corp.	26	01/19/24	USD	260.00	USD	675	8,450
Hilton Worldwide Holdings, Inc.	27	01/19/24	USD	170.00	USD	492	36,720
Humana, Inc.	41	01/19/24	USD	505.00	USD	1,877	2,768
Intuitive Surgical, Inc.	14	01/19/24	USD	320.00	USD	472	30,170
InvesCo QQQ Trust, Series 1	754	01/19/24	USD	409.78	USD	30,878	432,796
Invesco S&P 500 Equal Weight ETF	580	01/19/24	USD	160.00	USD	9,152	63,800
Lockheed Martin Corp.	65	01/19/24	USD	460.00	USD	2,946	23,725
Lockheed Martin Corp.	10	01/19/24	USD	450.00	USD	453	8,800
Mastercard, Inc., Class A	27	01/19/24	USD	420.00	USD	1,152	28,080
McDonald’s Corp.	17	01/19/24	USD	285.00	USD	504	22,058
Meta Platforms, Inc., Class A	13	01/19/24	USD	345.00	USD	460	18,980
Micron Technology, Inc.	58	01/19/24	USD	80.00	USD	495	35,235
Microsoft Corp.	48	01/19/24	USD	365.00	USD	1,805	70,080
Microsoft Corp.	93	01/19/24	USD	380.00	USD	3,497	47,197
Microsoft Corp.	99	01/19/24	USD	385.00	USD	3,723	31,927
Nice Ltd., ADR	28	01/19/24	USD	200.00	USD	559	15,820
Nice Ltd., ADR	72	01/19/24	USD	210.00	USD	1,436	14,760
Northrop Grumman Corp.	16	01/19/24	USD	480.00	USD	749	5,920
NVIDIA Corp.	83	01/19/24	USD	520.00	USD	4,110	51,460
NVIDIA Corp.	66	01/19/24	USD	540.00	USD	3,268	17,523
NVIDIA Corp.	19	01/19/24	USD	490.00	USD	941	34,960
NVIDIA Corp.	132	01/19/24	USD	505.00	USD	6,537	145,860
Paramount Global, Class B	180	01/19/24	USD	17.50	USD	266	3,600
Pfizer, Inc.	321	01/19/24	USD	47.00	USD	924	642
Pfizer, Inc.	534	01/19/24	USD	50.00	USD	1,537	801
Sabre Corp.	81	01/19/24	USD	6.00	USD	36	284
Sabre Corp.	72	01/19/24	USD	7.00	USD	32	144
Sabre Corp.	170	01/19/24	USD	5.00	USD	75	1,360
Sabre Corp.	125	01/19/24	USD	5.50	USD	55	625
Salesforce, Inc.	28	01/19/24	USD	260.00	USD	737	20,160
Salesforce, Inc.	81	01/19/24	USD	270.00	USD	2,131	20,493
Shell PLC, ADR	69	01/19/24	USD	67.50	USD	454	3,450
SPDR S&P 500 ETF Trust	246	01/19/24	USD	481.00	USD	11,693	63,222
Tenet Healthcare Corp.	47	01/19/24	USD	85.00	USD	355	1,175
Tesla, Inc.	26	01/19/24	USD	260.00	USD	646	16,250
Tesla, Inc.	79	01/19/24	USD	250.00	USD	1,963	80,382
T-Mobile U.S., Inc.	228	01/19/24	USD	155.00	USD	3,656	149,340
Uber Technologies, Inc.	275	01/19/24	USD	62.50	USD	1,693	39,187
United Airlines Holdings, Inc.	114	01/19/24	USD	42.00	USD	470	13,737

30	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock Capital Allocation Term Trust (BCAT)

Exchange-Traded Options Purchased (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
UnitedHealth Group, Inc.	18	01/19/24	USD	560.00	USD	948	$2,538
Valero Energy Corp.	37	01/19/24	USD	130.00	USD	481	13,783
Viasat, Inc.	60	01/19/24	USD	35.00	USD	168	1,200
Walmart, Inc.	47	01/19/24	USD	160.00	USD	741	6,251
Walt Disney Co.	206	01/19/24	USD	90.00	USD	1,860	45,011
Walt Disney Co.	10	01/19/24	USD	100.00	USD	90	155
Wynn Resorts Ltd.	88	01/19/24	USD	95.00	USD	802	11,132
Wynn Resorts Ltd.	61	01/19/24	USD	90.00	USD	556	20,740
Advanced Micro Devices, Inc.	167	02/16/24	USD	130.00	USD	2,462	351,117
Advanced Micro Devices, Inc.	208	02/16/24	USD	140.00	USD	3,066	290,160
Advanced Micro Devices, Inc.	66	02/16/24	USD	150.00	USD	973	57,090
Alphabet, Inc., Class C	207	02/16/24	USD	145.00	USD	2,917	91,080
Amazon.com, Inc.	305	02/16/24	USD	165.00	USD	4,634	84,332
Amazon.com, Inc.	300	02/16/24	USD	160.00	USD	4,558	127,500
Apple, Inc.	128	02/16/24	USD	205.00	USD	2,464	20,992
Applied Materials, Inc.	9	02/16/24	USD	170.00	USD	146	4,230
Applied Materials, Inc.	50	02/16/24	USD	165.00	USD	810	33,625
Autodesk, Inc.	160	02/16/24	USD	250.00	USD	3,896	103,200
Boston Scientific Corp.	171	02/16/24	USD	57.50	USD	989	39,330
Chevron Corp.	122	02/16/24	USD	150.00	USD	1,820	61,610
ConocoPhillips	106	02/16/24	USD	125.00	USD	1,230	14,946
Datadog, Inc., Class A	54	02/16/24	USD	130.00	USD	655	24,705
Delta Air Lines, Inc.	180	02/16/24	USD	44.00	USD	724	13,320
Humana, Inc.	102	02/16/24	USD	555.00	USD	4,670	10,455
Intel Corp.	181	02/16/24	USD	55.00	USD	910	21,087
Intuitive Surgical, Inc.	24	02/16/24	USD	355.00	USD	810	24,000
Intuitive Surgical, Inc.	80	02/16/24	USD	340.00	USD	2,699	131,200
iShares China Large-Cap ETF	3,116	02/16/24	USD	27.00	USD	7,488	73,226
iShares China Large-Cap ETF	1,884	02/16/24	USD	26.00	USD	4,527	76,302
JPMorgan Chase & Co.	254	02/16/24	USD	175.00	USD	4,321	62,992
KLA Corp.	12	02/16/24	USD	610.00	USD	698	19,920
Mastercard, Inc., Class A	44	02/16/24	USD	445.00	USD	1,877	22,000
Meta Platforms, Inc., Class A	38	02/16/24	USD	380.00	USD	1,345	38,285
Micron Technology, Inc.	98	02/16/24	USD	87.50	USD	836	28,126
Micron Technology, Inc.	63	02/16/24	USD	85.00	USD	538	25,830
Microsoft Corp.	136	02/16/24	USD	390.00	USD	5,114	116,280
Nice Ltd., ADR	32	02/16/24	USD	210.00	USD	638	19,840
NVIDIA Corp.	28	02/16/24	USD	520.00	USD	1,387	44,660
Oracle Corp.	129	02/16/24	USD	110.00	USD	1,360	21,285
Salesforce, Inc.	18	02/16/24	USD	280.00	USD	474	5,391
Spirit AeroSystems Holdings, Inc., Class A	36	02/16/24	USD	40.00	USD	114	1,440
Tesla, Inc.	90	02/16/24	USD	280.00	USD	2,236	64,575
Tesla, Inc.	26	02/16/24	USD	275.00	USD	646	21,905
Uber Technologies, Inc.	226	02/16/24	USD	70.00	USD	1,391	22,826
UBS Group AG, Registered Shares	357	02/16/24	USD	30.00	USD	1,103	68,544
UnitedHealth Group, Inc.	61	02/16/24	USD	610.00	USD	3,211	2,074
Visa, Inc., Class A	33	02/16/24	USD	270.00	USD	859	11,220
Walmart, Inc.	58	02/16/24	USD	155.00	USD	914	33,350
Wells Fargo & Co.	356	02/16/24	USD	47.50	USD	1,752	98,612
Wells Fargo & Co.	165	02/16/24	USD	52.50	USD	812	9,240
Charles Schwab Corp.	203	03/15/24	USD	65.00	USD	1,397	130,427
iShares China Large-Cap ETF	2,783	03/15/24	USD	24.85	USD	6,688	288,040
Norfolk Southern Corp.	20	03/15/24	USD	230.00	USD	473	29,200
Oracle Corp.	130	03/15/24	USD	110.00	USD	1,371	45,825
Paramount Global, Class B	88	03/15/24	USD	22.50	USD	130	1,804

							6,114,132

Put
Carnival Corp.	75	01/19/24	USD	9.00	USD	139	225
Carvana Co., Class A	73	01/19/24	USD	15.00	USD	386	110
Frontier Communications Parent, Inc.	80	01/19/24	USD	20.00	USD	203	800
iShares iBoxx $ High Yield Corporate Bond ETF	1,019	01/19/24	USD	77.00	USD	7,886	24,456

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	31

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock Capital Allocation Term Trust (BCAT)

Exchange-Traded Options Purchased (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put (continued)
iShares iBoxx $ Investment Grade Corporate Bond ETF	1,791	01/19/24	USD	108.00	USD	19,819	$25,970
Paramount Global, Class B	70	01/19/24	USD	10.00	USD	104	105
Ford Motor Co.	121	03/15/24	USD	9.00	USD	147	666
Ford Motor Co.	193	03/15/24	USD	8.00	USD	235	579
iShares iBoxx $ High Yield Corporate Bond ETF	105	03/15/24	USD	72.00	USD	813	12,443

							65,354

							$6,179,486

OTC Barrier Options Purchased

Description	Type of Option	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Barrier Price/Range		Notional Amount (000)		Value
Call
USD Currency	Up-and-in	Morgan Stanley & Co. International PLC	—	03/07/24	CNH	7.70	CNH	8.25	USD	23,928	$1,795

Put
USD Currency	Down-and-out	Bank of America N.A.	—	02/06/24	KRW	1,290.00	KRW	1240.00	USD	5,316	21,553
EUR Currency	One Touch	Deutsche Bank AG	—	02/09/24	USD	1.07	USD	1.07	EUR	408	35,140
USD Currency	Down-and-out	Goldman Sachs International	—	02/27/24	CNH	7.10	CNH	6.95	USD	5,099	8,581
EUR Currency	One Touch	Goldman Sachs International	—	03/13/24	USD	1.02	USD	1.02	EUR	371	3,949

											69,223

											$71,018

OTC Options Purchased

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
TOPIX Banks Index	BNP Paribas SA	576,720	01/12/24	JPY	286.63	JPY	144,405	$13
TOPIX Banks Index	Goldman Sachs International	960,816	01/12/24	JPY	286.49	JPY	240,579	124
TOPIX Banks Index	JPMorgan Chase Bank N.A.	384,864	01/12/24	JPY	286.56	JPY	96,366	49
USD Currency	HSBC Bank PLC	—	08/21/24	CNH	8.50	USD	51,043	9,545

								9,731

Put
EUR Currency	JPMorgan Chase Bank N.A.	—	01/04/24	USD	1.06	EUR	19,380	21
EUR Currency	Deutsche Bank AG	—	01/12/24	USD	1.06	EUR	26,632	1,323
USD Currency	JPMorgan Chase Bank N.A.	—	01/30/24	JPY	144.00	USD	4,993	145,071
EUR Currency	Citibank N.A.	—	02/13/24	USD	1.07	EUR	25,650	34,602

								181,017

								$190,748

32	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock Capital Allocation Term Trust (BCAT)

OTC Dual Binary Options Purchased

Description(a)	Counterparty	Units	Expiration Date	Notional Amount (000)		Value
Call
Dual Binary Option payout at expiry if USD JPY >= 154.25 and JPY 10-year swap > 1.25%	Bank of America N.A.	285,100	04/08/24	USD	43,977	$6,436
Dual Binary Option payout at expiry if USD JPY >= 154.25 and JPY 10-year swap > 1.27%	Bank of America N.A.	285,100	05/08/24	USD	43,977	9,278

						15,714

Put
Dual Binary Option payout at expiry if S&P 500 < 4,663.22 and US 2-year swap > 4.42%	UBS AG	346,977	03/01/24	USD	1,618,030	7,678
Dual Binary Option payout at expiry if S&P 500 < 4,666.87 and US 2-year swap > 4.37%	UBS AG	173,489	03/15/24	USD	809,650	4,731

						12,409

						$28,123

(a)	Option only pays if both terms are met on the expiration date.

OTC Credit Default Swaptions Purchased

	Paid by the Trust	Received by the Trust			Expiration	Credit	Exercise	Notional
Description	Rate/Reference	Rate/Reference	Frequency	Counterparty	Date	Rating(a)	Price	Amount (000)(b)		Value
Put
Bought Protection 5-Year Credit Default Swap, 12/20/28	5.00%	CDX.NA.HY.41.V2	Quarterly	Goldman Sachs International	01/17/24	N/R	USD 101.00	USD	2,750	$859
Bought Protection 5-Year Credit Default Swap, 12/20/28	5.00%	iTraxx.XO.40.V1	Quarterly	Morgan Stanley & Co. International PLC	02/21/24	N/R	EUR 400.00	EUR	1,720	2,513
Bought Protection 5-Year Credit Default Swap, 12/20/28	5.00%	CDX.NA.HY.41.V2	Quarterly	JPMorgan Chase Bank N.A.	02/21/24	N/R	USD 100.50	USD	1,740	1,657

										$5,029

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Interest Rate Swaptions Purchased

	Paid by the Trust		Received by the Trust			Expiration	Exercise		Notional
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	Amount (000)		Value
Call
10-Year Interest Rate Swap, 01/12/34	1-Day SOFR, 5.38%	Quarterly	4.00%	Annual	Goldman Sachs International	01/10/24	4.00%	USD	9,940	$419,351
10-Year Interest Rate Swap, 01/14/34	1-Day SOFR, 5.38%	Quarterly	4.00%	Annual	JPMorgan Chase Bank N.A.	01/12/24	4.00	USD	2,863	121,467
2-Year Interest Rate Swap, 01/25/26	1-Day SOFR, 5.38%	Quarterly	4.00%	Annual	Citibank N.A.	01/23/24	4.00	USD	24,493	389,494
2-Year Interest Rate Swap, 02/03/26	1-Day SOFR, 5.38%	Annual	3.87%	Annual	Deutsche Bank AG	02/01/24	3.87	USD	24,747	345,321
10-Year Interest Rate Swap, 02/08/34	1-Day SOFR, 5.38%	Annual	3.45%	Annual	JPMorgan Chase Bank N.A.	02/06/24	3.45	USD	15,984	176,302
1-Year Interest Rate Swap, 02/14/25	1-Day SOFR, 5.38%	Annual	4.45%	Annual	Citibank N.A.	02/12/24	4.45	USD	208,377	206,539
5-Year Interest Rate Swap, 03/03/29	6-mo. EURIBOR, 3.86%	Semi-Annual	3.00%	Annual	JPMorgan Chase Bank N.A.	03/01/24	3.00	EUR	15,660	528,184
10-Year Interest Rate Swap, 03/20/34	1-Day SOFR, 5.38%	Annual	3.65%	Annual	Nomura International, Inc.	03/18/24	3.65	USD	10,148	274,708
5-Year Interest Rate Swap, 03/20/29	6-mo. EURIBOR, 3.86%	Semi-Annual	3.18%	Annual	JPMorgan Chase Bank N.A.	03/18/24	3.18	EUR	12,926	562,039

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	33

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock Capital Allocation Term Trust (BCAT)

OTC Interest Rate Swaptions Purchased (continued)

	Paid by the Trust		Received by the Trust			Expiration	Exercise		Notional
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	Amount (000)		Value
Call (continued)
2-Year Interest Rate Swap, 03/30/26	1-Day SOFR, 5.38%	Quarterly	4.20%	Annual	JPMorgan Chase Bank N.A.	03/28/24	4.20%	USD	75,842	$710,432
10-Year Interest Rate Swap, 05/30/34	1-Day SOFR, 5.38%	Annual	3.67%	Annual	Citibank N.A.	05/28/24	3.67	USD	12,763	459,327
2-Year Interest Rate Swap, 10/26/26	1-Day SOFR, 5.38%	Quarterly	4.00%	Annual	JPMorgan Chase Bank N.A.	10/24/24	4.00	USD	39,747	639,839

										$4,833,003

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
SPX Volatility Index	128	01/17/24	USD	35.00	USD	159	$(1,216)
Amazon.com, Inc.	135	01/19/24	USD	165.00	USD	2,051	(3,915)
Applied Materials, Inc.	174	01/19/24	USD	175.00	USD	2,820	(12,789)
Delta Air Lines, Inc.	123	01/19/24	USD	42.00	USD	495	(2,533)
Hilton Worldwide Holdings, Inc.	27	01/19/24	USD	180.00	USD	492	(12,690)
InvesCo QQQ Trust, Series 1	754	01/19/24	USD	423.78	USD	30,878	(76,908)
Lockheed Martin Corp.	10	01/19/24	USD	470.00	USD	453	(1,275)
Mastercard, Inc., Class A	27	01/19/24	USD	430.00	USD	1,152	(11,880)
Microsoft Corp.	48	01/19/24	USD	390.00	USD	1,805	(9,264)
Nice Ltd., ADR	72	01/19/24	USD	230.00	USD	1,436	(16,920)
Paramount Global, Class B	180	01/19/24	USD	25.00	USD	266	(450)
T-Mobile U.S., Inc.	228	01/19/24	USD	165.00	USD	3,656	(20,178)
Uber Technologies, Inc.	275	01/19/24	USD	70.00	USD	1,693	(3,575)
United Airlines Holdings, Inc.	114	01/19/24	USD	45.00	USD	470	(4,560)
Valero Energy Corp.	37	01/19/24	USD	140.00	USD	481	(2,609)
Advanced Micro Devices, Inc.	223	02/16/24	USD	145.00	USD	3,287	(247,530)
Advanced Micro Devices, Inc.	208	02/16/24	USD	160.00	USD	3,066	(103,480)
Alphabet, Inc., Class C	131	02/16/24	USD	150.00	USD	1,846	(35,042)
ConocoPhillips	55	02/16/24	USD	130.00	USD	638	(3,685)
Datadog, Inc., Class A	38	02/16/24	USD	140.00	USD	461	(8,303)
Intuitive Surgical, Inc.	14	02/16/24	USD	350.00	USD	472	(16,660)
iShares China Large-Cap ETF	3,116	02/16/24	USD	30.00	USD	7,488	(28,044)
iShares China Large-Cap ETF	1,884	02/16/24	USD	28.00	USD	4,527	(26,376)
McDonald’s Corp.	17	02/16/24	USD	300.00	USD	504	(9,987)
Micron Technology, Inc.	58	02/16/24	USD	90.00	USD	495	(4,257)
Microsoft Corp.	48	02/16/24	USD	420.00	USD	1,805	(9,120)
Nice Ltd., ADR	28	02/16/24	USD	220.00	USD	559	(9,240)
Northrop Grumman Corp.	16	02/16/24	USD	510.00	USD	749	(4,400)
NVIDIA Corp.	19	02/16/24	USD	550.00	USD	941	(14,915)
Tesla, Inc.	26	02/16/24	USD	310.00	USD	646	(7,332)
UnitedHealth Group, Inc.	18	02/16/24	USD	590.00	USD	948	(2,124)
Walmart, Inc.	47	02/16/24	USD	170.00	USD	741	(2,021)
iShares China Large-Cap ETF	2,783	03/15/24	USD	28.85	USD	6,688	(59,834)

							(773,112)

Put
Applied Materials, Inc.	70	01/19/24	USD	140.00	USD	1,134	(1,400)
Cheniere Energy, Inc.	53	01/19/24	USD	160.00	USD	905	(2,915)
Chevron Corp.	71	01/19/24	USD	135.00	USD	1,059	(1,101)
ConocoPhillips	82	01/19/24	USD	110.00	USD	952	(5,084)
Humana, Inc.	41	01/19/24	USD	445.00	USD	1,877	(18,040)
Invesco S&P 500 Equal Weight ETF	580	01/19/24	USD	150.00	USD	9,152	(11,600)
iShares iBoxx $ High Yield Corporate Bond ETF	1,019	01/19/24	USD	75.00	USD	7,886	(7,133)
Walt Disney Co.	216	01/19/24	USD	85.00	USD	1,950	(6,804)
Advanced Micro Devices, Inc.	100	02/16/24	USD	120.00	USD	1,474	(11,450)
Amazon.com, Inc.	87	02/16/24	USD	130.00	USD	1,322	(9,222)
Amazon.com, Inc.	31	02/16/24	USD	140.00	USD	471	(8,076)
Amazon.com, Inc.	140	02/16/24	USD	135.00	USD	2,127	(23,380)

34	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock Capital Allocation Term Trust (BCAT)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put (continued)
Chevron Corp.	122	02/16/24	USD	130.00	USD	1,820	$(7,198)
ConocoPhillips	106	02/16/24	USD	110.00	USD	1,230	(23,267)
Delta Air Lines, Inc.	180	02/16/24	USD	35.00	USD	724	(7,470)
Humana, Inc.	51	02/16/24	USD	455.00	USD	2,335	(76,500)
Intel Corp.	181	02/16/24	USD	45.00	USD	910	(14,842)
JPMorgan Chase & Co.	103	02/16/24	USD	155.00	USD	1,752	(8,291)
Meta Platforms, Inc., Class A	38	02/16/24	USD	315.00	USD	1,345	(20,995)
Micron Technology, Inc.	63	02/16/24	USD	75.00	USD	538	(3,749)
Micron Technology, Inc.	36	02/16/24	USD	80.00	USD	307	(5,130)
Oracle Corp.	129	02/16/24	USD	97.50	USD	1,360	(11,352)
Tesla, Inc.	50	02/16/24	USD	210.00	USD	1,242	(20,500)
UBS Group AG, Registered Shares	357	02/16/24	USD	27.50	USD	1,103	(9,639)
UnitedHealth Group, Inc.	31	02/16/24	USD	500.00	USD	1,632	(17,205)
Walmart, Inc.	58	02/16/24	USD	145.00	USD	914	(2,784)
Wells Fargo & Co.	356	02/16/24	USD	40.00	USD	1,752	(4,272)
Norfolk Southern Corp.	20	03/15/24	USD	200.00	USD	473	(2,550)
Oracle Corp.	130	03/15/24	USD	95.00	USD	1,371	(19,175)

							(361,124)

							$(1,134,236)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
TOPIX Banks Index	BNP Paribas SA	576,720	01/12/24	JPY	313.92	JPY	144,405	$—
TOPIX Banks Index	Goldman Sachs International	960,816	01/12/24	JPY	313.77	JPY	240,579	—
TOPIX Banks Index	JPMorgan Chase Bank N.A.	384,864	01/12/24	JPY	313.85	JPY	96,366	—

								0

Put
EUR Currency	Deutsche Bank AG	—	01/12/24	USD	1.05	USD	26,631	(59)
USD Currency	JPMorgan Chase Bank N.A.	—	01/30/24	JPY	136.00	JPY	9,987	(37,242)
EUR Currency	Citibank N.A.	—	02/13/24	USD	1.05	USD	25,650	(8,806)

								(46,107)

								$(46,107)

OTC Interest Rate Swaptions Written

	Paid by the Trust		Received by the Trust			Expiration	Exercise		Notional
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	Amount (000)		Value
Call
2-Year Interest Rate Swap, 01/25/26	3.45%	Semi-Annual	1-Day SOFR, 5.38%	Annual	Citibank N.A.	01/23/24	3.45%	USD	24,493	$(164,038)
2-Year Interest Rate Swap, 02/03/26	3.27%	Semi-Annual	1-Day SOFR, 5.38%	Annual	Deutsche Bank AG	02/01/24	3.27	USD	24,747	(119,368)
1-Year Interest Rate Swap, 02/14/25	3.75%	Semi-Annual	1-Day SOFR, 5.38% 6-mo.	Annual	Citibank N.A.	02/12/24	3.75	USD	156,283	(18,277)
5-Year Interest Rate Swap, 03/03/29	2.50%	Annual	EURIBOR, 3.86%	Semi-Annual	JPMorgan Chase Bank N.A.	03/01/24	2.50	EUR	15,660	(202,704)
10-Year Interest Rate Swap, 03/20/34	3.15%	Semi-Annual	1-Day SOFR, 5.38% 6-mo.	Annual	Nomura International, Inc.	03/18/24	3.15	USD	10,148	(81,114)
5-Year Interest Rate Swap, 03/20/29	2.68%	Annual	EURIBOR, 3.86%	Semi-Annual	JPMorgan Chase Bank N.A.	03/18/24	2.68	EUR	12,926	(272,542)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	35

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock Capital Allocation Term Trust (BCAT)

OTC Interest Rate Swaptions Written (continued)

	Paid by the Trust		Received by the Trust			Expiration	Exercise		Notional
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	Amount (000)		Value
Call (continued)
2-Year Interest Rate Swap, 03/30/26	3.80%	Semi-Annual	1-Day SOFR, 5.38%	Annual	JPMorgan Chase Bank N.A.	03/28/24	3.80%	USD	75,842	$(380,106)
2-Year Interest Rate Swap, 10/26/26	3.30%	Semi-Annual	1-Day SOFR, 5.38%	Annual	JPMorgan Chase Bank N.A.	10/24/24	3.30	USD	39,747	(339,183)

										(1,577,332)

Put
2-Year Interest Rate Swap, 01/14/26	1-Day SOFR, 5.38% 6-mo.	Quarterly	5.15%	Annual	JPMorgan Chase Bank N.A.	01/12/24	5.15	USD	43,953	—
5-Year Interest Rate Swap, 03/03/29	EURIBOR, 3.86% 6-mo.	Semi-Annual	3.45%	Annual	JPMorgan Chase Bank N.A.	03/01/24	3.45	EUR	15,660	(4,026)
2-Year Interest Rate Swap, 03/20/26	EURIBOR, 3.86% 6-mo.	Semi-Annual	4.05%	Annual	BNP Paribas SA	03/18/24	4.05	EUR	18,121	(697)
5-Year Interest Rate Swap, 03/20/29	EURIBOR, 3.86%	Semi-Annual	3.58%	Annual	JPMorgan Chase Bank N.A.	03/18/24	3.58	EUR	12,926	(3,618)
5-Year Interest Rate Swap, 03/29/29	1-Day SOFR, 5.38%	Quarterly	3.79%	Annual	JPMorgan Chase Bank N.A.	03/27/24	3.79	USD	35,313	(169,171)
2-Year Interest Rate Swap, 05/08/26	1-Day SOFR, 5.38%	Annual	4.50%	Annual	Goldman Sachs International	05/06/24	4.50	USD	25,254	(22,868)
10-Year Interest Rate Swap, 05/30/34	1-Day SOFR, 5.38% 6-mo.	Annual	4.42%	Annual	Citibank N.A.	05/28/24	4.42	USD	12,763	(42,208)
5-Year Interest Rate Swap, 06/01/29	EURIBOR, 3.86%	Annual	3.40%	Annual	JPMorgan Chase Bank N.A.	05/30/24	3.40	EUR	25,129	(35,872)
2-Year Interest Rate Swap, 10/26/26	1-Day SOFR, 5.38%	Quarterly	5.00%	Annual	JPMorgan Chase Bank N.A.	10/24/24	5.00	USD	19,874	(15,705)
2-Year Interest Rate Swap, 11/23/26	1-Day SOFR, 5.38%	Annual	5.00%	Annual	JPMorgan Chase Bank N.A.	11/21/24	5.00	USD	50,148	(45,005)

										(339,170)

										$(1,916,502)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Trust	Payment Frequency	Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
iTraxx.XO.38.V2	5.00%	Quarterly	12/20/27	EUR 4,590	$(512,303)	$72,303	$(584,606)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Termination Date	Credit Rating	(a)		Notional Amount (000)	(b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
iTraxx.XO.34.V3	5.00%	Quarterly	12/20/25	CC		EUR	33,645		$2,802,989	$1,586,237	$1,216,752
iTraxx.XO.35.V2	5.00	Quarterly	06/20/26	CC+		EUR	1,421		132,139	115,372	16,767
CDX.NA.HY.41.V2	5.00	Quarterly	12/20/28	B		USD	3,367		202,315	101,866	100,449

									$3,137,443	$1,803,475	$1,333,968

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

36	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock Capital Allocation Term Trust (BCAT)

Centrally Cleared Inflation Swaps

Paid by the Trust		Received by the Trust		Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Reference	Frequency	Rate	Frequency
Eurostat Eurozone HICP Ex Tobacco Unrevised	At Termination	2.69%	At Termination	08/15/32	EUR 1,425	$22,842	$30	$22,812

Centrally Cleared Interest Rate Swaps

Paid by the Trust		Received by the Trust		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
28-Day MXIBTIIE, 11.50%	Monthly	4.68%	Monthly	N/A		02/27/24	MXN	62,782	$(60,152)	$2	$(60,154)
28-Day MXIBTIIE, 11.50%	Monthly	4.86%	Monthly	N/A		03/01/24	MXN	62,782	(58,582)	2	(58,584)
2.47%	At Termination	1-Day SONIA, 5.19%	At Termination	N/A		04/03/24	GBP	46,645	1,533,957	(628)	1,534,585
1-Day SONIA, 5.19%	At Termination	3.22%	At Termination	N/A		04/03/24	GBP	93,289	(2,189,582)	783	(2,190,365)
1-Day SONIA, 5.19%	At Termination	4.26%	At Termination	N/A		09/06/24	GBP	25,649	(274,984)	92	(275,076)
1-Day SOFR, 5.38%	At Termination	5.45%	At Termination	N/A		10/02/24	USD	174,570	577,902	5,479	572,423
28-Day MXIBTIIE, 11.50%	Monthly	9.78%	Monthly	N/A		02/04/25	MXN	48,743	(30,230)	5	(30,235)
28-Day MXIBTIIE, 11.50%	Monthly	9.79%	Monthly	N/A		02/04/25	MXN	24,371	(14,957)	2	(14,959)
28-Day MXIBTIIE, 11.50%	Monthly	9.80%	Monthly	N/A		02/04/25	MXN	24,371	(14,720)	2	(14,722)
28-Day MXIBTIIE, 11.50%	Monthly	9.95%	Monthly	N/A		02/07/25	MXN	550,963	(274,794)	68	(274,862)
1-Day SOFR, 5.38%	Annual	5.00%	Annual	N/A		10/02/25	USD	169,290	2,050,066	24,887	2,025,179
4.69%	Annual	1-Day SOFR, 5.38%	Annual	N/A		10/02/26	USD	115,533	(2,387,818)	(22,623)	(2,365,195)
1-Day SOFR, 5.38%	At Termination	4.17%	At Termination	10/23/25	(a)	10/23/26	USD	19,696	196,205	36	196,169
1-Day SOFR, 5.38%	At Termination	4.21%	At Termination	10/27/25	(a)	10/27/26	USD	39,419	407,944	72	407,872
1-Day SOFR, 5.38%	Annual	3.47%	Annual	03/10/25	(a)	03/10/27	USD	9,910	57,306	44	57,262
1-Day SOFR, 5.38%	Annual	3.30%	Annual	10/23/25	(a)	10/23/27	USD	7,036	26,015	32	25,983
1-Day SOFR, 5.38%	Annual	4.20%	Annual	10/23/25	(a)	10/23/27	USD	10,250	203,896	47	203,849
1-Day SOFR, 5.38%	Annual	3.92%	Annual	11/03/25	(a)	11/03/27	USD	4,880	72,496	22	72,474
1-Day SOFR, 5.38%	Annual	3.95%	Annual	11/03/25	(a)	11/03/27	USD	4,881	75,123	22	75,101
1-Day SOFR, 5.38%	Annual	3.99%	Annual	11/03/25	(a)	11/03/27	USD	9,761	156,376	45	156,331
1-Day SOFR, 5.38%	Annual	4.07%	Annual	11/03/25	(a)	11/03/27	USD	19,787	347,249	90	347,159
1-Day SOFR, 5.38%	Annual	3.86%	Annual	11/10/25	(a)	11/10/27	USD	20,267	279,563	92	279,471
1-Day SONIA, 5.19%	At Termination	3.18%	At Termination	02/10/27	(a)	02/10/28	GBP	85,657	284,748	524	284,224
1-Day SONIA, 5.19%	Annual	4.86%	Annual	N/A		06/20/28	GBP	6,480	460,835	(16)	460,851
28-Day MXIBTIIE, 11.50%	Monthly	9.13%	Monthly	N/A		08/15/28	MXN	104,580	112,396	53	112,343
1-Day SOFR, 5.38%	Annual	4.42%	Annual	N/A		10/02/28	USD	81,301	2,874,171	18,433	2,855,738
1-Day SOFR, 5.38%	Annual	4.40%	Annual	N/A		10/31/28	USD	13,191	474,278	121	474,157
1-Day SONIA, 5.19%	Annual	4.12%	Annual	N/A		11/17/28	GBP	6,091	239,634	288	239,346
1-Day SONIA, 5.19%	Annual	4.12%	Annual	N/A		11/21/28	GBP	6,085	241,593	291	241,302
1-Day SOFR, 5.38%	Annual	3.25%	Annual	12/15/26	(a)	12/15/28	USD	21,232	29,334	97	29,237
0.02%	Annual	6-mo. EURIBOR, 3.86%	Semi-Annual	N/A		08/26/31	EUR	9,317	1,870,113	151	1,869,962
1-Day ESTR, 1,232.85%	Annual	2.34%	Annual	01/19/28	(a)	01/19/33	EUR	7,414	16,955	104	16,851
1-Day SOFR, 5.38%	Annual	3.14%	Annual	05/12/28	(a)	05/12/33	USD	13,769	(129,563)	127	(129,690)
1-Day SOFR, 5.38%	Annual	4.31%	Annual	N/A		09/29/33	USD	121,626	7,974,739	10,327	7,964,412
4.40%	Annual	1-Day SOFR, 5.38%	Annual	N/A		11/01/33	USD	11,317	(844,692)	185	(844,877)
3.46%	Annual	1-Day SOFR, 5.38%	Annual	12/15/26	(a)	12/15/36	USD	4,853	(23,676)	80	(23,756)
4.25%	Annual	1-Day SOFR, 5.38%	Annual	N/A		09/29/43	USD	1,467	(153,701)	995	(154,696)
4.03%	Annual	1-Day SOFR, 5.38%	Annual	N/A		09/29/53	USD	30,617	(3,932,777)	9,652	(3,942,429)
3.65%	Annual	1-Day SOFR, 5.38%	Annual	N/A		11/03/53	USD	5,251	(314,908)	168	(315,076)
1-Day SOFR, 5.38%	Annual	4.00%	Annual	N/A		11/03/53	USD	5,251	660,156	168	659,988

									$10,517,914	$50,321	$10,467,593

(a)	Forward Swap.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	37

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock Capital Allocation Term Trust (BCAT)

OTC Credit Default Swaps — Buy Protection

Reference Obligations/Index	Financing Rate Paid by the Trust	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
American Airlines Group Inc.	5.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/24	USD	95	$(2,791)	$(1,070)	$(1,721)
UBS Group AG	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/28	EUR	3,700	(55,176)	119,347	(174,523)
UBS Group AG	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/28	EUR	2,160	(32,210)	67,319	(99,529)
Republic of Panama	1.00	Quarterly	Barclays Bank PLC	12/20/28	USD	75	2,046	2,353	(307)
Republic of Panama	1.00	Quarterly	Goldman Sachs International	12/20/28	USD	80	2,183	2,682	(499)
Xerox Corp	1.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/28	USD	10	875	1,210	(335)
Xerox Corp	1.00	Quarterly	Morgan Stanley & Co. International PLC	12/20/28	USD	30	2,625	3,627	(1,002)

							$(82,448)	$195,468	$(277,916)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Counterparty	Termination Date	Credit Rating	(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Vistra Operations Company LLC	5.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/25	BB		USD	642	$47,264	$22,772	$24,492
CMBX.NA.9	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	N/R		USD	332	(57,844)	(69,972)	12,128

									$(10,580)	$(47,200)	$36,620

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Interest Rate Swaps

Paid by the Trust		Received by the Trust			Effective Date	Termination Date		Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency	Counterparty
1-Day BZDIOVER, 0.04%	At Termination	12.78%	At Termination	Morgan Stanley & Co. International PLC	N/A	01/02/25	BRL	143,165	$741,864	$—	$741,864
1-Day BZDIOVER, 0.04%	At Termination	13.15%	At Termination	JPMorgan Chase Bank N.A.	N/A	01/02/25	BRL	7,385	48,987	—	48,987
1-Day BZDIOVER, 0.04%	At Termination	13.18%	At Termination	JPMorgan Chase Bank N.A.	N/A	01/02/25	BRL	7,381	49,827	—	49,827
1-Day BZDIOVER, 0.04%	At Termination	13.22%	At Termination	Citibank N.A.	N/A	01/02/25	BRL	3,883	26,846	—	26,846
China Fixing Repo Rates 7-Day, 2.40%	Quarterly	2.60%	Quarterly	Morgan Stanley & Co. International PLC	N/A	09/15/26	CNY	157,107	313,773	—	313,773
1-Day BZDIOVER, 0.04%	At Termination	10.03%	At Termination	JPMorgan Chase Bank N.A.	N/A	01/04/27	BRL	14,158	6,014	—	6,014
1-Day BZDIOVER, 0.04%	At Termination	10.03%	At Termination	BNP Paribas SA	N/A	01/04/27	BRL	12,635	963	—	963
1-Day BZDIOVER, 0.04%	At Termination	10.10%	At Termination	Bank of America N.A.	N/A	01/04/27	BRL	13,441	6,968	—	6,968
1-Day BZDIOVER, 0.04%	At Termination	10.12%	At Termination	Bank of America N.A.	N/A	01/04/27	BRL	17,910	11,786	—	11,786
1-Day BZDIOVER, 0.04%	At Termination	10.12%	At Termination	BNP Paribas SA	N/A	01/04/27	BRL	96	63	—	63

38	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock Capital Allocation Term Trust (BCAT)

OTC Interest Rate Swaps (continued)

Paid by the Trust		Received by the Trust			Effective Date	Termination Date		Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency	Counterparty
1-Day BZDIOVER, 0.04%	At Termination	10.12%	At Termination	BNP Paribas SA	N/A	01/04/27	BRL	17,183	$11,608	$—	$11,608
1-Day BZDIOVER, 0.04%	At Termination	10.32%	At Termination	Barclays Bank PLC	N/A	01/04/27	BRL	29,050	73,169	—	73,169
1-Day BZDIOVER, 0.04%	At Termination	9.95%	At Termination	Citibank N.A.	N/A	01/04/27	BRL	14,191	(1,203)	—	(1,203)
1-Day BZDIOVER, 0.04%	At Termination	9.97%	At Termination	Bank of America N.A.	N/A	01/04/27	BRL	14,578	249	—	249
1-Day BZDIOVER, 0.04%	At Termination	9.99%	At Termination	Morgan Stanley & Co. International PLC	N/A	01/04/27	BRL	14,173	2,649	—	2,649

									$1,293,563	$—	$1,293,563

OTC Total Return Swaps

Paid by the Trust		Received by the Trust		Counterparty	Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate/Reference	Frequency	Rate/Reference	Frequency
1-Day SOFR minus 0.35%, 5.38%	At Termination	iShares iBoxx $ High Yield Corporate Bond ETF	At Termination	BNP Paribas SA	N/A	03/15/24	USD	2,547	$40,490	$—	$40,490
1-Day SOFR minus 0.35%, 5.38%	At Termination	iShares iBoxx $ High Yield Corporate Bond ETF	At Termination	BNP Paribas SA	N/A	03/15/24	USD	3,850	54,651	—	54,651
1-Day SOFR minus 0.35%, 5.38%	At Termination	iShares iBoxx $ High Yield Corporate Bond ETF	At Termination	JPMorgan Chase Bank N.A.	N/A	03/15/24	USD	2,545	42,509	—	42,509
1-Day SOFR minus 0.25%, 5.38%	At Termination	iShares iBoxx $ High Yield Corporate Bond ETF	At Termination	BNP Paribas SA	N/A	03/15/24	USD	5,122	21,203	—	21,203
1-Day SOFR minus 0.13%, 5.38%	At Termination	iShares iBoxx $ High Yield Corporate Bond ETF	At Termination	Goldman Sachs International	N/A	03/15/24	USD	5,249	21,495	—	21,495
1-Day SOFR minus 0.13%, 5.38%	At Termination	iShares iBoxx $ High Yield Corporate Bond ETF	At Termination	JPMorgan Chase Bank N.A.	N/A	03/15/24	USD	5,249	21,495	—	21,495
1-Day SOFR minus 0.10%, 5.38%	At Termination	iShares iBoxx $ High Yield Corporate Bond ETF	At Termination	JPMorgan Chase Bank N.A.	N/A	03/15/24	USD	2,544	42,404	—	42,404

									$244,247	$—	$244,247

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	39

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock Capital Allocation Term Trust (BCAT)

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage
Equity Securities Long/Short	Monthly	Citibank N.A.(b)	10/25/24	$7,534,665	$86,154	(c)	$7,664,392	0.4%
	Monthly	JPMorgan Chase Bank N.A.(d)	02/08/24	(10,652,828)	(498,883	)(e)	(11,159,853)	0.6

					$(412,729)		$(3,495,461)

(a)

The Trust receives the total return on a portfolio of long positions underlying the total return swap. The Trust pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Trust pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c)	Amount includes $(43,573) of net dividends and financing fees.
(e)	Amount includes $8,142 of net dividends and financing fees.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

	(b)	(d)
Range:	26 basis points	15-57 basis points
Benchmarks:	USD - 1D Overnight Bank Funding Rate (OBFR01)	USD - 1D Overnight Bank Funding Rate (OBFR01)

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with Citibank N.A. as of period end, termination date 10/25/24:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Italy
Leonardo SpA	463,859	$7,664,392	100.0%

Net Value of Reference Entity — Citibank N.A.		$7,664,392

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with JPMorgan Chase Bank N.A. as of period end, termination date 02/08/24:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

United States
Banc of California, Inc.	1	$14	(0.0)%

Total Reference Entity — Long		14

Reference Entity — Short

Common Stocks

United States
Air Transport Services Group, Inc.	(309)	(5,441)	0.0
Atlantic Union Bankshares Corp.	(3,100)	(113,274)	1.0
Bank of Hawaii Corp.	(2,684)	(194,483)	1.7
Banner Corp.	(1,227)	(65,718)	0.6
Columbia Banking System, Inc.	(2,360)	(62,965)	0.6

Security	Shares	Value	%of Basket Value

United States (continued)
Community Bank System, Inc.	(2,832)	$(147,576)	1.3%
Cullen/Frost Bankers, Inc.	(495)	(53,703)	0.5
CVB Financial Corp.	(7,483)	(151,082)	1.4
First Bancorp/Southern Pines NC	(1,699)	(62,880)	0.6
Glacier Bancorp, Inc.	(3,312)	(136,852)	1.2
Independent Bank Group, Inc.	(3,635)	(184,949)	1.7
Lakeland Bancorp, Inc.	(4,154)	(61,438)	0.6
Marriott International, Inc.	(3,655)	(824,239)	7.4
OceanFirst Financial Corp.	(3,487)	(60,534)	0.5
Old National Bancorp	(6,042)	(102,049)	0.9
Provident Financial Services, Inc.	(3,493)	(62,979)	0.6
Sabre Corp.	(7,741)	(34,060)	0.3
Sandy Spring Bancorp, Inc.	(2,455)	(66,874)	0.6
Simmons First National Corp., Class A	(4,322)	(85,748)	0.8
Snowflake, Inc., Class A	(14,101)	(2,806,099)	25.1
SouthState Corp.	(1,340)	(113,163)	1.0
Valley National Bancorp	(22,756)	(247,130)	2.2
WaFd, Inc.	(5,453)	(179,731)	1.6
WesBanco, Inc.	(1,983)	(62,207)	0.6
WSFS Financial Corp.	(1,511)	(69,400)	0.6

		(5,954,574)

Investment Companies

United States
iShares iBoxx $ High Yield Corporate Bond ETF	(24,105)	(1,865,486)	16.7
SPDR S&P Regional Banking ETF	(4,065)	(213,128)	1.9
Vanguard Intermediate-Term Corporate Bond ETF	(38,468)	(3,126,679)	28.0

		(5,205,293)

Total Reference Entity — Short		(11,159,867)

Net Value of Reference Entity — JPMorgan Chase Bank N.A		$(11,159,853)

40	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock Capital Allocation Term Trust (BCAT)

Balances Reported in the Consolidated Statement of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$1,949,396	$(23,267)	$22,519,049	$(11,279,282)	$—
OTC Swaps	219,310	(71,042)	1,661,787	(778,002)	—
Options Written	N/A	N/A	1,353,442	(1,380,740)	(3,096,845)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$95,303	$—	$192,206	$—	$11,963,366	$—	$12,250,875
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	345,264	—	—	345,264
Options purchased
Investments at value — unaffiliated(b)	—	5,029	6,179,672	261,580	4,833,003	28,123	11,307,407
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	1,333,968	—	—	21,162,269	22,812	22,519,049
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	255,930	330,401	—	1,294,766	—	1,881,097

	$95,303	$1,594,927	$6,702,279	$606,844	$39,253,404	$50,935	$48,303,692

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$2,817,150	$—	$15,901,305	$—	$18,718,455
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	2,343,367	—	—	2,343,367
Options written
Options written at value	—	—	1,134,236	46,107	1,916,502	—	3,096,845
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	584,606	—	—	10,694,676	—	11,279,282
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received .	—	348,958	498,883	—	1,203	—	849,044

	$—	$933,564	$4,450,269	$2,389,474	$28,513,686	$—	$36,286,993

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Consolidated Schedule of Investments. In the Consolidated Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

For the period ended December 31, 2023, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$3,590	$—	$(12,494,950)	$—	$9,943,780	$—	$(2,547,580)
Forward foreign currency exchange contracts	—	—	—	(1,859,579)	—	—	(1,859,579)
Options purchased(a)	—	(233,748)	(4,256,351)	309,379	(2,749,702)	(181,496)	(7,111,918)
Options written	—	34,571	9,008,291	168,033	5,615,312	—	14,826,207
Swaps	—	6,087,623	2,593,972	—	(27,777,251)	—	(19,095,656)

	$3,590	$5,888,446	$(5,149,038)	$(1,382,167)	$(14,967,861)	$(181,496)	$(15,788,526)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	41

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock Capital Allocation Term Trust (BCAT)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$95,303	$—	$(5,504,204)	$—	$(10,276,685)	$—	$(15,685,586)
Forward foreign currency exchange contracts	—	—	—	4,484,993	—	—	4,484,993
Options purchased(b)	—	(15,766)	3,463,517	(298,732)	1,006,023	(70,187)	4,084,855
Options written	—	—	(862,989)	14,529	5,963,274	—	5,114,814
Swaps	—	(1,629,721)	571,029	—	24,349,933	35,851	23,327,092

	$95,303	$(1,645,487)	$(2,332,647)	$4,200,790	$21,042,545	$(34,336)	$21,326,168

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$428,352,241
Average notional value of contracts — short	$619,773,512
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$456,045,730
Average amounts sold — in USD	$36,857,239
Options:
Average value of option contracts purchased	$5,421,088
Average value of option contracts written	$2,155,759
Average notional value of swaption contracts purchased	$308,354,893
Average notional value of swaption contracts written	$761,729,253
Credit default swaps:
Average notional value — buy protection	$9,877,810
Average notional value — sell protection	$41,167,669
Interest rate swaps:
Average notional value — pays fixed rate	$425,964,543
Average notional value — receives fixed rate	$1,216,049,981
Inflation swaps:
Average notional value — receives fixed rate	$1,545,021
Total return swaps:
Average notional value	$14,913,119

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments
Futures contracts	$1,397,919		$1,128,809
Forward foreign currency exchange contracts	345,264		2,343,367
Options	11,307,407	(a)	3,096,845
Swaps — centrally cleared	47,302		—
Swaps — OTC(b)	1,881,097		849,044

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	14,978,989		7,418,065

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(7,624,707)		(2,263,045)

Total derivative assets and liabilities subject to an MNA	$7,354,282		$5,155,020

(a)

Includes options purchased at value which is included in Investments at value — unaffiliated in the Consolidated Statement of Assets and Liabilities and reported in the Consolidated Schedule of Investments.

(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Consolidated Statement of Assets and Liabilities.

42	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock Capital Allocation Term Trust (BCAT)

The following table presents the Trust’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets	(c)(d)
Bank of America N.A.	$56,270	$—	$—	$—	$56,270
Barclays Bank PLC	78,842	(78,842)	—	—	—
BNP Paribas SA	128,991	(128,991)	—	—	—
Citibank N.A.	1,253,608	(335,471)	—	(918,137)	—
Deutsche Bank AG	513,865	(199,730)	—	—	314,135
Goldman Sachs International	457,041	(57,601)	—	(399,440)	—
HSBC Bank PLC	20,776	(11,965)	—	—	8,811
JPMorgan Chase Bank N.A.	3,331,437	(2,281,235)	—	—	1,050,202
Morgan Stanley & Co. International PLC	1,180,134	(208,134)	—	(960,000)	12,000
Nomura International, Inc.	274,708	(81,114)	—	—	193,594
State Street Bank and Trust Co.	35,633	(27,278)	—	—	8,355
UBS AG	22,977	(22,977)	—	—	—

	$7,354,282	$(3,433,338)	$—	$(2,277,577)	$1,643,367

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(c)(e)
Barclays Bank PLC	$120,466	$(78,842)	$—	$—	$41,624
BNP Paribas SA	172,494	(128,991)	—	—	43,503
Citibank N.A.	335,471	(335,471)	—	—	—
Deutsche Bank AG	199,730	(199,730)	—	—	—
Goldman Sachs International	57,601	(57,601)	—	—	—
HSBC Bank PLC	11,965	(11,965)	—	—	—
JPMorgan Chase Bank N.A.	2,281,235	(2,281,235)	—	—	—
Morgan Stanley & Co. International PLC	208,134	(208,134)	—	—	—
Nomura International, Inc.	81,114	(81,114)	—	—	—
State Street Bank and Trust Co.	27,278	(27,278)	—	—	—
UBS AG	1,659,532	(22,977)	—	—	1,636,555

	$5,155,020	$(3,433,338)	$—	$—	$1,721,682

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Net amount represents the net amount receivable from the counterparty in the event of default.
(e)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Consolidated Statement of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$147,461,098	$8,947,923	$156,409,021
Common Stocks
Australia	—	6,424,749	—	6,424,749
Canada	22,506,705	—	—	22,506,705

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	43

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock Capital Allocation Term Trust (BCAT)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Cayman Islands	$314,899	$—	$—	$314,899
China	435,571	14,191,905	—	14,627,476
France	—	41,915,193	—	41,915,193
Germany	1,097,589	12,961,703	—	14,059,292
Hong Kong	—	4,424,283	—	4,424,283
India	—	2,258,280	477,875	2,736,155
Ireland	—	4,346,075	—	4,346,075
Israel	7,865,482	—	—	7,865,482
Italy	—	14,442,402	—	14,442,402
Japan	—	62,341,768	—	62,341,768
Macau	—	828,616	—	828,616
Netherlands	627,271	41,000,904	—	41,628,175
South Korea	—	7,163,029	—	7,163,029
Spain	—	10,660,752	—	10,660,752
Sweden	—	—	—	—
Switzerland	7,522,642	24,822,019	—	32,344,661
Taiwan	7,211,464	—	—	7,211,464
United Kingdom	12,995,948	28,008,030	2,455,389	43,459,367
United States	586,826,395	10,906,587	24,404,993	622,137,975
Corporate Bonds	—	182,670,561	56,881,661	239,552,222
Fixed Rate Loan Interests	—	—	11,920,142	11,920,142
Floating Rate Loan Interests	—	21,781,907	65,568,658	87,350,565
Foreign Agency Obligations	—	68,140,968	—	68,140,968
Investment Companies	16,851,963	—	—	16,851,963
Municipal Bonds	—	2,710,147	—	2,710,147
Non-Agency Mortgage-Backed Securities	—	80,183,809	15,407,058	95,590,867
Other Interests	—	—	4,065,568	4,065,568
Preferred Securities
Capital Trusts	—	1,010,788	—	1,010,788
Preferred Stocks	—	6,065,686	53,697,827	59,763,513
U.S. Government Sponsored Agency Securities	—	173,041,309	—	173,041,309
U.S. Treasury Obligations	—	7,068,317	—	7,068,317
Warrants
Cayman Islands	17,168	—	—	17,168
Israel	269	—	62,165	62,434
United Kingdom	—	—	256,724	256,724
United States	41,123	227	1,671,753	1,713,103
Short-Term Securities
Money Market Funds	78,480,297	—	—	78,480,297
U.S. Treasury Obligations	—	303,355	—	303,355
Options Purchased
Credit Contracts	—	5,029	—	5,029
Equity Contracts	6,179,486	186	—	6,179,672
Foreign Currency Exchange Contracts	—	261,580	—	261,580
Interest Rate Contracts	—	4,833,003	—	4,833,003
Other Contracts	—	28,123	—	28,123
Unfunded Floating Rate Loan Interests(a)	—	—	191	191
Liabilities
Unfunded Floating Rate Loan Interests(a)	—	—	(49,569)	(49,569)

	$748,974,272	$982,262,388	$245,768,358	1,977,005,018

Investments Valued at NAV(b)				4,500,171

				$1,981,505,189

Derivative Financial Instruments(c)
Assets
Commodity Contracts	$95,303	$—	$—	$95,303
Credit Contracts	—	1,370,588	—	1,370,588
Equity Contracts	31,666	490,941	—	522,607
Foreign Currency Exchange Contracts	—	345,264	—	345,264

44	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock Capital Allocation Term Trust (BCAT)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(c)
Interest Rate Contracts	$11,963,366	$22,457,035	$—	$34,420,401
Other Contracts	—	22,812	—	22,812
Liabilities
Credit Contracts	—	(862,522)	—	(862,522)
Equity Contracts	(3,945,795)	(504,474)	—	(4,450,269)
Foreign Currency Exchange Contracts	—	(2,389,474)	—	(2,389,474)
Interest Rate Contracts	(15,901,305)	(12,612,381)	—	(28,513,686)

	$(7,756,765)	$8,317,789	$—	$561,024

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)	Certain investments of the Trust were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Fixed Rate Loan Interests	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Options Purchased

Assets
Opening balance, as of December 31, 2022	$11,817,455	$27,126,641	$36,101,303	$—	$80,651,617	$10,549,081	$ 23,343
Transfers into Level 3	—	—	—	—	—	3,324,346	—
Transfers out of Level 3	—	—	—	—	—	(866,700)	—
Other(a)	—	(8,047,101)	4,657,185	11,971,635	(20,726,363)	4,097,543	—
Accrued discounts/premiums	5,172	—	304,057	38,150	125,043	112,124	—
Net realized gain (loss)	(2,214,374)	(298)	(239,909)	48,764	(9,286)	(202,487)	(43,332)
Net change in unrealized appreciation (depreciation)(b)(c)	1,332,369	(11,324,204)	1,199,062	331,691	534,202	(539,855)	19,989
Purchases	—	19,583,492	36,730,854	1,306,772	20,716,423	2,827,559	—
Sales	(1,992,699)	(273)	(21,870,891)	(1,776,870)	(15,722,978)	(3,894,553)	—

Closing balance, as of December 31, 2023	$8,947,923	$27,338,257	$56,881,661	$11,920,142	$65,568,658	$15,407,058	$ —

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2023(c)	$125,235	$(11,180,430)	$676,273	$331,691	$220,792	$(762,476)	$ —

	Other Interests	Preferred Stocks	Unfunded Floating Rate Loan Interests	Warrants	Total

Assets
Opening balance, as of December 31, 2022	$6,069,584	$56,384,367	$—	$957,038	$229,680,429
Transfers into Level 3	—	—	—	1,474	3,325,820
Transfers out of Level 3	—	—	—	—	(866,700)
Other(a)	—	8,047,101	—	—	—
Accrued discounts/premiums	—	—	—	—	584,546
Net realized gain (loss)	—	(408,092)	—	—	(3,069,014)
Net change in unrealized appreciation (depreciation)(b)(c)	(2,004,016)	(3,997,635)	(49,378)	1,216,147	(13,281,628)
Purchases	—	2,265,589	—	72,783	83,503,472
Sales	—	(8,593,503)	—	(256,800)	(54,108,567)

Closing balance, as of December 31, 2023	$4,065,568	$53,697,827	$(49,378)	$1,990,642	$245,768,358

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2023(c)	$(2,004,016)	$(5,235,868)	$(49,378)	$968,163	$(16,910,014)

(a)

Certain Level 3 investments were re-classified between Common Stocks, Corporate Bonds, Fixed Rate Loan Interests, Floating Rate Loan Interests, Non-Agency Mortgage-Backed Securities and Preferred Stocks.

(b)	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statements of Operations.
(c)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2023 is generally due to investments no longer held or categorized as Level 3 at period end.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	45

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock Capital Allocation Term Trust (BCAT)

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Valuation Committee (the “Valuation Committee”) to determine the value of certain of the Trust’s Level 3 financial instruments as of period end. The table does not include Level 3 financial instruments with values based upon unadjusted third-party pricing information in the amount of $20,355,576. A significant change in third party information could result in a significantly lower or higher value of such Level 3 financial instruments.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	(a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets
Common Stocks	$27,338,257	Market	Revenue Multiple	1.00x -16.00x		5.25x
			Volatility	59% - 88%		76%
			Time to Exit	0.1 - 3.0 years		2.5 years
			EBITDA Multiple	10.72x		—
			Gross Profit Multiple	15.00x		—
			Direct Profit Multiple	4.50x		—
		Income	Discount Rate	11%		—

Asset Backed Securities	5,769,443	Income	Discount Rate	9% - 9%		9%

Non-Agency Mortgage-Backed Securities	3,064,065	Income	Credit Spread	517		—

Corporate Bonds	56,881,661	Income	Discount Rate	7% - 56%		17%

Floating Rate Loan Interests	60,685,181	Income	Discount Rate	7% - 15%		11%
			Credit Spread	406 - 420		412

Fixed Rate Loan Interests	11,920,142	Income	Credit Spread	725 - 819		755
			Discount Rate	13%		—

Other Interests	4,065,568	Income	Discount Rate	8% - 10%		9%

Preferred Stock(b)	53,697,827	Market	Revenue Multiple	1.60x - 31.00x		13.32x
			Volatility	50% - 90%		68%
			Time to Exit	1.5 - 5.0 years		2.8 years
			EBITDA Multiple	7.50x		—
			Market Adjustment Multiple	1.20x		—
			EBITDAR Multiple	8.75x		—
		Income	Discount Rate	11% - 15%		11%

Warrants	1,990,638	Market	Revenue Multiple	4.22x - 31.00x		9.61x
			Volatility	36% - 88%		73%
			Time to Exit	0.1 - 3.0 years		2.6 years
		Income	Discount Rate	26%		—

	$225,412,782

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.
(b)

For the period end December 31, 2023, the valuation technique for certain investments classified as Preferred Stock used recent prior transaction prices as inputs within the model used for the approximation of fair value.

See notes to consolidated financial statements.

46	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments December 31, 2023	BlackRock ESG Capital Allocation Term Trust (ECAT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities

Cayman Islands — 1.8%
ALM Ltd., Series 2020-1A, Class D, (3-mo. CME Term SOFR + 6.26%), 11.66%, 10/15/29(a)(b)	USD	325	$317,244
Apidos CLO XXXVI, Series 2021-36A, Class B, (3-mo. CME Term SOFR + 1.86%), 7.28%, 07/20/34(a)(b)		250	248,805
Ares LVI CLO Ltd., Series 2020-56A, Class ER, (3-mo. CME Term SOFR + 6.76%), 12.14%, 10/25/34(a)(b)		250	250,452
Battalion CLO IX Ltd., Series 2015-9A, Class DR, (3-mo. CME Term SOFR + 3.51%), 8.91%, 07/15/31(a)(b)		250	249,320
Birch Grove CLO Ltd.(a)(b)
Series 19A, Class DR, (3-mo. CME Term SOFR + 3.61%), 9.00%, 06/15/31		500	498,155
Series 2021-3A, Class D1, (3-mo. CME Term SOFR + 3.46%), 8.86%, 01/19/35		500	493,200
BlueMountain CLO Ltd., Series 2013-2A, Class A1R, (3-mo. CME Term SOFR + 1.44%), 6.85%, 10/22/30(a)(b)		172	172,727
Carlyle U.S. CLO Ltd., Series 2018-4A, Class A2, (3-mo. CME Term SOFR + 2.06%), 7.48%, 01/20/31(a)(b)		500	499,458
CarVal CLO VC Ltd.(a)(b)
Series 2021-2A, Class D, (3-mo. CME Term SOFR + 3.51%), 8.91%, 10/15/34		250	239,923
Series 2021-2A, Class E, (3-mo. CME Term SOFR + 7.01%), 12.41%, 10/15/34		250	241,597
Cedar Funding IX CLO Ltd., Series 2018-9A, Class D, (3-mo. CME Term SOFR + 2.86%), 8.28%, 04/20/31(a)(b)		250	240,837
Cedar Funding XIV CLO Ltd.(a)(b)
Series 2021-14A, Class B, (3-mo. CME Term SOFR + 1.86%), 7.26%, 07/15/33		500	495,373
Series 2021-14A, Class E, (3-mo. CME Term SOFR + 6.60%), 12.00%, 07/15/33		250	235,572
CIFC Funding Ltd., Series 2013-1A, Class CR, (3-mo. CME Term SOFR + 3.81%), 9.21%, 07/16/30(a)(b)		500	497,735
Elmwood CLO I Ltd., Series 2019-1A, Class AR, (3-mo. CME Term SOFR + 1.71%), 7.13%, 10/20/33(a)(b)		250	250,462
Elmwood CLO II Ltd., Series 2019-2A, Class ER, (3-mo. CME Term SOFR + 7.06%), 12.48%, 04/20/34(a)(b)		750	746,319
Elmwood CLO IV Ltd., Series 2020-1A, Class B, (3-mo. CME Term SOFR + 1.96%), 7.36%, 04/15/33(a)(b)		500	499,708
Elmwood CLO VII Ltd., Series 2020-4A, Class SUB, 0.00%, 01/17/34(a)(b)		1,000	648,300
Generate CLO Ltd., Series 6A, Class DR, (3-mo. CME Term SOFR + 3.76%), 9.17%, 01/22/35(a)(b) .		750	758,730
GoldenTree Loan Management U.S. CLO Ltd.(a)(b)
Series 2019-5A, Class BR, (3-mo. CME Term SOFR + 1.81%), 7.23%, 10/20/32		250	249,953
Series 2021-11A, Class E, (3-mo. CME Term SOFR + 5.61%), 11.03%, 10/20/34		1,500	1,402,014
Series 2021-9A, Class E, (3-mo. CME Term SOFR + 5.01%), 10.43%, 01/20/33		750	717,103

Security	Par (000)		Value

Cayman Islands (continued)
Golub Capital Partners CLO Ltd.(a)(b)
Series 2021-53A, Class E, (3-mo. CME Term SOFR + 6.96%), 12.38%, 07/20/34	USD	250	$245,763
Series 2021-55A, Class E, (3-mo. CME Term SOFR + 6.82%), 12.24%, 07/20/34		250	249,403
Madison Park Funding XLIX Ltd., Series 2021-49A, Class E, (3-mo. CME Term SOFR + 6.51%), 11.91%, 10/19/34(a)(b)		500	492,702
Madison Park Funding XXIX Ltd., Series 2018-29A, Class E, (3-mo. CME Term SOFR + 5.96%), 11.36%, 10/18/30(a)(b)		250	240,456
Madison Park Funding XXXIV Ltd., Series 2019-34A, Class DR, (3-mo. CME Term SOFR + 3.61%), 8.99%, 04/25/32(a)(b)		250	249,430
Madison Park Funding XXXVIII Ltd., Series 2021- 38A, Class B, (3-mo. CME Term SOFR + 1.91%), 7.31%, 07/17/34(a)(b)		500	498,809
Marble Point CLO XXIII Ltd., Series 2021-4A, Class D1, (3-mo. CME Term SOFR + 3.91%), 9.32%, 01/22/35(a)(b)		250	249,598
Mill City Solar Loan Ltd.(b)
Series 2019-1A, Class C, 5.92%, 03/20/43		1,242	1,026,818
Series 2019-1A, Class D, 7.14%, 03/20/43		1,900	1,272,448
Myers Park CLO Ltd., Series 2018-1A, Class E, (3-mo. CME Term SOFR + 5.76%), 11.18%, 10/20/30(a)(b)		250	235,966
Neuberger Berman CLO XIV Ltd., Series 2012-14A, Class AR2, (3-mo. CME Term SOFR + 1.29%), 6.68%, 01/28/30(a)(b)		208	208,014
Neuberger Berman Loan Advisers CLO Ltd., Series 2021- 46A, Class B, (3-mo. CME Term SOFR + 1.91%), 7.33%, 01/20/36(a)(b)		250	248,855
Octagon 54 Ltd., Series 2021-1A, Class D, (3-mo. CME Term SOFR + 3.31%), 8.71%, 07/15/34(a)(b) .		1,500	1,455,499
OHA Credit Partners XIII Ltd., Series 2016-13A, Class BR, (3-mo. CME Term SOFR + 1.96%), 7.37%, 10/25/34(a)(b)		250	250,377
OHA Loan Funding Ltd., Series 2013-2A, Class AR, (3-mo. CME Term SOFR + 1.30%), 6.68%, 05/23/31(a)(b)		494	494,233
Palmer Square CLO Ltd.(a)
Series 2013-2A, Class A2R3, (3-mo. CME Term SOFR + 1.76%), 7.16%, 10/17/31(b)		250	249,331
Series 2020-3ARR, Class A2R2, (3-mo. CME Term SOFR + 2.30%), 7.67%, 11/15/36(c)		500	500,050
Palmer Square Loan Funding Ltd., Series 2021-4A, Class E, (3-mo. CME Term SOFR + 7.77%), 13.17%, 10/15/29(a)(b)		500	504,626
Park Avenue Institutional Advisers CLO Ltd., Series 2021-2A, Class D, (3-mo. CME Term SOFR + 3.66%), 9.06%, 07/15/34(a)(b)		1,650	1,620,769
Pikes Peak CLO, Series 2021-11A, Class A1, (3-mo. CME Term SOFR + 1.95%), 7.33%, 07/25/34(a)(b) .		1,500	1,514,452
Rad CLO Ltd., Series 2021-15A, Class E, (3-mo. CME Term SOFR + 6.46%), 11.88%, 01/20/34(a)(b)		250	238,559
Regatta XVII Funding Ltd., Series 2020-1A, Class E, (3-mo. CME Term SOFR + 7.87%), 13.27%, 10/15/33(a)(b)		250	252,017
Regatta XXIV Funding Ltd.(a)(b)
Series 2021-5A, Class D, (3-mo. CME Term SOFR + 3.36%), 8.78%, 01/20/35		250	248,765

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	47

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock ESG Capital Allocation Term Trust (ECAT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Cayman Islands (continued)
Regatta XXIV Funding Ltd.(a)(b) (continued)
Series 2021-5A, Class E, (3-mo. CME Term SOFR + 7.06%), 12.48%, 01/20/35	USD	250	$245,542
RRX Ltd.(a)(b)
Series 2020-1A, Class E, (3-mo. CME Term SOFR + 6.71%), 12.11%, 04/15/33		375	369,876
Series 2022-7A, Class D, (3-mo. CME Term SOFR + 6.85%), 12.24%, 07/15/35		250	247,970
Sixth Street CLO XVII Ltd., Series 2021-17A, Class E, (3-mo. CME Term SOFR + 6.46%), 11.88%, 01/20/34(a)(b)		750	723,521
Stratus CLO Ltd.(a)(b)
Series 2021-1A, Class E, (3-mo. CME Term SOFR + 5.26%), 10.68%, 12/29/29		1,250	1,204,030
Series 2021-1A, Class SUB, 0.00%, 12/29/29		1,250	803,325
Series 2021-2A, Class E, (3-mo. CME Term SOFR + 6.01%), 11.43%, 12/28/29		300	298,703
Series 2021-3A, Class E, (3-mo. CME Term SOFR + 6.01%), 11.43%, 12/29/29		250	247,527
Symphony CLO XXIII Ltd., Series 2020-23A, Class ER, (3-mo. CME Term SOFR + 6.41%), 11.81%, 01/15/34(a)(b)		500	495,904
TICP CLO IX Ltd., Series 2017-9A, Class D, (3-mo. CME Term SOFR + 3.16%), 8.58%, 01/20/31(a)(b) .		250	249,973
TICP CLO XIV Ltd., Series 2019-14A, Class DR, (3-mo. CME Term SOFR + 6.96%), 12.38%, 10/20/32(a)(b)		500	497,577
Trestles CLO V Ltd., Series 2021-5A, Class E, (3-mo. CME Term SOFR + 6.61%), 12.03%, 10/20/34(a)(b)		1,000	963,570
Trimaran CAVU Ltd.(a)(b)
Series 2019-1A, Class E, (3-mo. CME Term SOFR + 7.30%), 12.72%, 07/20/32		500	481,151
Series 2021-2A, Class D1, (3-mo. CME Term SOFR + 3.51%), 8.89%, 10/25/34		550	539,901
Voya CLO Ltd., Series 2019-3A, Class BR, (3-mo. CME Term SOFR + 1.91%), 7.31%, 10/17/32(a)(b) .		250	248,757
Whitebox CLO II Ltd., Series 2020-2A, Class ER, (3-mo. CME Term SOFR + 7.36%), 12.76%, 10/24/34(a)(b)		250	249,387
Whitebox CLO III Ltd.(a)(b)
Series 2021-3A, Class D, (3-mo. CME Term SOFR + 3.61%), 9.01%, 10/15/34		1,000	981,659
Series 2021-3A, Class E, (3-mo. CME Term SOFR + 7.11%), 12.51%, 10/15/34		1,250	1,231,161

			32,579,461

United States(b) — 1.7%
FirstKey Homes Trust, Series 2022-SFR1, Class E1, 5.00%, 05/19/39		3,000	2,795,931
Home Partners of America Trust
Series 2021-2, Class F, 3.80%, 12/17/26		2,406	2,099,701
Series 2021-3, Class F, 4.24%, 01/17/41		3,674	3,111,055
Mariner Finance Issuance Trust, Series 2021-BA, Class E, 4.68%, 11/20/36		470	385,872
Mosaic Solar Loan Trust, Series 2018-2GS, Class C, 5.97%, 02/22/44		353	300,389
New Residential Mortgage Loan Trust, Series 2022- SFR1, Class F, 4.44%, 02/17/39		3,000	2,586,739
Progress Residential Trust
Series 2021-SFR10, Class F, 4.61%, 12/17/40		2,979	2,579,052
Series 2021-SFR11, Class G, 4.69%, 01/17/39		3,000	2,538,238

Security	Par (000)		Value

United States (continued)
Progress Residential Trust (continued)
Series 2021-SFR9, Class F, 4.05%, 11/17/40	USD	2,400	$1,989,949
Series 2022-SFR1, Class F, 4.88%, 02/17/41		2,000	1,706,125
Series 2022-SFR1, Class G, 5.52%, 02/17/41		2,000	1,661,133
Series 2022-SFR3, Class E1, 5.20%, 04/17/39		2,700	2,551,518
Republic Finance Issuance Trust
Series 2020-A, Class D, 7.00%, 11/20/30		600	560,366
Series 2021-A, Class D, 5.23%, 12/22/31		800	676,710
RMF Buyout Issuance Trust, Series 2021-HB1, Class M4, 4.70%, 11/25/31(a)		3,500	3,034,933
RRX Ltd., Series 2020-IA, Class A1, (3-mo. CME Term SOFR + 1.63%), 7.03%, 04/15/33(a)		500	500,929
Tricon Residential Trust
Series 2021-SFR1, Class F, 3.69%, 07/17/38		1,375	1,232,512
Series 2021-SFR1, Class G, 4.13%, 07/17/38		887	791,742
Series 2022-SFR1, Class E2, 5.74%, 04/17/39		1,200	1,129,198

			32,232,092

Total Asset-Backed Securities — 3.5% (Cost: $71,061,234)			64,811,553

	Shares

Common Stocks

Canada — 0.3%
Cameco Corp.		112,872	4,864,783
Enbridge, Inc.		22,000	791,970

			5,656,753

China — 0.7%
BYD Co. Ltd., Class H		448,376	12,368,287

Finland — 0.5%
Neste OYJ		281,730	10,015,447

France — 4.4%
Accor SA		53,969	2,065,722
BNP Paribas SA		133,966	9,303,357
Cie de Saint-Gobain SA		228,168	16,826,777
EssilorLuxottica SA		15,113	3,034,671
Hermes International SCA		1,133	2,408,208
Kering SA		10,105	4,475,487
LVMH Moet Hennessy Louis Vuitton SE		13,860	11,261,761
Sanofi SA		16,656	1,655,153
Schneider Electric SE		112,362	22,619,165
TotalEnergies SE		38,467	2,615,717
TotalEnergies SE, ADR		44,000	2,964,720
Vinci SA		8,419	1,059,491

			80,290,229

Germany — 1.6%
Commerzbank AG		112,661	1,339,066
Mercedes-Benz Group AG, Class N, Registered Shares		169,046	11,663,803
SAP SE		41,442	6,378,816
SAP SE, ADR		6,500	1,004,835
Siemens AG, Registered Shares		48,708	9,138,073

			29,524,593

Hong Kong — 0.2%
AIA Group Ltd.		393,600	3,425,453

48	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock ESG Capital Allocation Term Trust (ECAT) (Percentages shown are based on Net Assets)

Security	Shares	Value

India — 0.2%
HDFC Bank Ltd.	163,516	$3,348,157

Ireland — 0.4%
CRH PLC	115,333	7,937,134

Israel — 0.2%
Nice Ltd., ADR (d)(e)	19,560	3,902,416

Italy — 0.9%
Ariston Holding NV	450,912	3,130,816
Intesa Sanpaolo SpA	2,922,891	8,553,528
UniCredit SpA	175,605	4,781,670

		16,466,014

Japan — 2.3%
Daikin Industries Ltd.	13,900	2,254,858
FANUC Corp.	201,100	5,902,107
Honda Motor Co. Ltd.	462,000	4,765,628
Japan Airlines Co. Ltd.	290,200	5,701,000
Keyence Corp.	16,700	7,337,249
Komatsu Ltd.	178,000	4,632,154
Mitsubishi UFJ Financial Group, Inc.	211,600	1,815,978
Sysmex Corp.	77,500	4,308,264
Toyota Motor Corp.	320,000	5,863,587

		42,580,825

Netherlands — 2.2%
Adyen NV (d)	2,897	3,739,856
ASML Holding NV	31,186	23,541,921
ING Groep NV, Series N	849,311	12,735,023

		40,016,800

Norway — 0.0%
Equinor ASA, ADR	24,000	759,360

South Korea — 0.4%
Samsung SDI Co. Ltd. (d)	11,213	4,082,547
SK Hynix, Inc.	36,765	4,012,456

		8,095,003

Spain — 0.4%
Cellnex Telecom SA	167,039	6,576,827

Sweden — 0.2%
Volta Trucks, Series C, (Acquired 02/22/22, Cost: $293,944) (c)(d)(f)	2,492	—
Volvo AB, Class B	125,246	3,258,901

		3,258,901

Switzerland — 1.9%
Alcon, Inc.	107,035	8,373,986
Nestle SA, Registered Shares	125,168	14,509,457
TE Connectivity Ltd.	38,269	5,376,795
UBS Group AG, Registered Shares	215,169	6,683,485

		34,943,723

Taiwan — 0.6%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR .	114,856	11,945,024

United Kingdom — 1.9%
AstraZeneca PLC	4,000	539,559
AstraZeneca PLC, ADR	152,542	10,273,704
Compass Group PLC	88,911	2,432,900
RELX PLC	221,926	8,804,650

Security	Shares	Value

United Kingdom (continued)
Teya Services Ltd., (Acquired 11/16/21, Cost: $1,099,370) (c)(d)(f)	566	$244,393
Unilever PLC	261,155	12,642,771

		34,937,977

United States — 37.7%
Abbott Laboratories (g)	129,288	14,230,730
Adobe, Inc. (d)	9,282	5,537,641
Advanced Micro Devices, Inc. (d)(e)	64,155	9,457,088
Air Products and Chemicals, Inc.	41,236	11,290,417
Albemarle Corp.	12,755	1,842,842
Alphabet, Inc., Class C (d)	164,692	23,210,044
Amazon.com, Inc. (d)	104,768	15,918,450
American Tower Corp. (g)	83,710	18,071,315
Amgen, Inc.	5,762	1,659,571
Apple, Inc.	88,803	17,097,242
Applied Materials, Inc.	122,387	19,835,261
Archer-Daniels-Midland Co.	92,541	6,683,311
Autodesk, Inc. (d)	10,061	2,449,652
Boston Scientific Corp. (d)	428,580	24,776,210
Bunge Global SA	47,047	4,749,395
Cadence Design Systems, Inc. (d)	17,272	4,704,375
Cencora, Inc.	9,469	1,944,743
CF Industries Holdings, Inc.	58,830	4,676,985
Charles Schwab Corp.	10,655	733,064
Comcast Corp., Class A	129,963	5,698,877
Costco Wholesale Corp.	10,670	7,043,054
Delta Air Lines, Inc.	104,097	4,187,822
Dexcom, Inc. (d)	33,634	4,173,643
Edwards Lifesciences Corp. (d)	139,935	10,670,044
Eli Lilly & Co.	48,401	28,213,911
Ford Motor Co.	28,873	351,962
Fortive Corp.	54,170	3,988,537
General Motors Co.	9,924	356,470
Hilton Worldwide Holdings, Inc.	15,713	2,861,180
Humana, Inc.	27,404	12,545,825
Informatica, Inc., Class A (d)	30,389	862,744
Ingersoll Rand, Inc.	125,308	9,691,321
Intel Corp.	2,671	134,218
Intuit, Inc.	6,589	4,118,323
Intuitive Surgical, Inc. (d)	47,944	16,174,388
Invesco S&P 500 Equal Weight ETF	12,975	2,047,455
Johnson Controls International PLC	81,791	4,714,433
JPMorgan Chase & Co.	69,489	11,820,079
KLA Corp.	3,241	1,883,993
Lennar Corp., Class A	528	78,693
Lessen Holdings, Inc. (c)(d)	480,897	3,128,485
Linde PLC	16,438	6,751,251
Lions Gate Entertainment Corp., Class A (d)	18,500	201,650
LKQ Corp.	217,079	10,374,205
LPL Financial Holdings, Inc. (e)	39,912	9,084,769
M/I Homes, Inc. (d)	4,220	581,263
Marsh & McLennan Cos., Inc.	171,217	32,440,485
Masco Corp.	136,372	9,134,197
Mastercard, Inc., Class A	71,396	30,451,108
McDonald’s Corp.	3,598	1,066,843
McKesson Corp.	4,870	2,254,713
Merck & Co., Inc.	168,506	18,370,524
Micron Technology, Inc.	73,991	6,314,392
Microsoft Corp. (g)	146,073	54,929,291
Mr. Cooper Group, Inc. (d)	14,649	953,943

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	49

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock ESG Capital Allocation Term Trust (ECAT) (Percentages shown are based on Net Assets)

Security	Shares		Value

United States (continued)
NextEra Energy, Inc. (g)		206,914	$12,567,956
NIKE, Inc., Class B		64,966	7,053,359
NVIDIA Corp.		28,453	14,090,495
Palo Alto Networks, Inc. (d)		22,970	6,773,394
Progressive Corp.		68,699	10,942,377
Rockwell Automation, Inc.		22,429	6,963,756
RXO, Inc. (d)		5,166	120,161
Salesforce, Inc. (d)		87,645	23,062,905
Schlumberger NV		32,609	1,696,972
ServiceNow, Inc. (d)(g)		33,998	24,019,247
SPDR S&P Biotech ETF (e)		40,000	3,571,600
Tesla, Inc. (d)		26,849	6,671,439
Thermo Fisher Scientific, Inc. (g)		41,334	21,939,674
Uber Technologies, Inc. (d)		5,672	349,225
United Parcel Service, Inc., Class B		22,163	3,484,688
UnitedHealth Group, Inc.		22,700	11,950,869
Veralto Corp. (d)		62,255	5,121,096
Visa, Inc., Class A		17,759	4,623,556
Volato Group, Inc., Class A, (Acquired 12/03/23, Cost: $124) (c)(f)		24,722	99,630
Walmart, Inc.		52,576	8,288,606
Walt Disney Co. (d)		101,801	9,191,612
Zoetis, Inc., Class A		17,451	3,444,304

			692,549,348

Total Common Stocks — 57.0% (Cost: $924,933,996)			1,048,598,271

	Par (000)

Corporate Bonds

Australia — 0.4%
FMG Resources August Pty. Ltd., 6.13%, 04/15/32(b)	USD	1,257	1,266,055
Oceana Australian Fixed Income Trust, A Note Upsize(c)
12.00%, 08/31/25	AUD	1,682	1,144,824
12.50%, 08/31/26		2,524	1,721,012
12.50%, 08/31/27		4,206	2,869,905

			7,001,796

Belgium — 0.0%
Anheuser-Busch InBev SA, 4.00%, 09/24/25(h)	GBP	100	126,510

Canada — 0.2%
Mattamy Group Corp., 5.25%, 12/15/27(b)	USD	938	911,924
Rogers Communications, Inc., 3.20%, 03/15/27		2,500	2,386,260

			3,298,184

Cayman Islands — 0.0%
Seagate HDD Cayman, 8.25%, 12/15/29(b)		383	413,076

France — 0.1%
Altice France SA/France, 5.50%, 01/15/28(b)		267	219,895
BNP Paribas SA(h)
3.38%, 01/23/26	GBP	100	123,552
1.88%, 12/14/27		100	114,675
Societe Generale SA, 1.88%, 10/03/24(h)		100	124,133
TotalEnergies Capital International SA, 1.66%, 07/22/26(h)		100	120,095

			702,350

Security	Par (000)		Value

Germany — 0.3%
Adler Pelzer Holding GmbH, 9.50%, 04/01/27	EUR	1,668	$1,832,219
Deutsche Bank AG/New York, (1-day SOFR + 2.51%), 6.82%, 11/20/29(a)	USD	875	921,239
Envalior, (6-mo. EURIBOR + 9.50%), 13.63%, 03/31/31(c)	EUR	2,778	2,760,072

			5,513,530

Japan — 0.1%
Mizuho Financial Group, Inc., (1-year CMT + 1.25%), 3.26%, 05/22/30(a)	USD	2,040	1,858,673
Rakuten Group, Inc., 10.25%, 11/30/24(b)		555	566,099

			2,424,772

MultiNational — 0.1%
NXP BV/NXP Funding LLC/NXP USA, Inc., 3.25%, 11/30/51		3,380	2,426,130

Netherlands — 0.2%
Cooperatieve Rabobank UA, (1-year UK Government Bond + 1.05%), 1.88%, 07/12/28(a)(h)	GBP	100	116,011
ING Groep NV, 3.00%, 02/18/26(h)		100	122,851
Sigma Holdco BV, 5.75%, 05/15/26(h)	EUR	757	746,343
Trivium Packaging Finance BV, 5.50%, 08/15/26(b)	USD	2,654	2,603,863

			3,589,068

Spain(h) — 0.0%
Banco Santander SA, (1-year UK Government Bond + 1.80%), 3.13%, 10/06/26(a)	GBP	300	367,204
Telefonica Emisiones SA, 5.38%, 02/02/26		133	171,376

			538,580

Sweden — 0.0%
Swedbank AB, (1-year UK Government Bond + 1.00%), 1.38%, 12/08/27(a)(h)		100	115,050

United Kingdom — 0.2%
Barclays PLC, 3.00%, 05/08/26(h)		100	120,875
BG Energy Capital PLC, 5.13%, 12/01/25(h)		133	171,539
Connect Finco SARL/Connect U.S. Finco LLC, 6.75%, 10/01/26(b)	USD	1,250	1,242,512
Deuce Finco PLC, 5.50%, 06/15/27	GBP	337	399,617
HSBC Holdings PLC, (3-mo. LIBOR GBP + 1.31%), 1.75%, 07/24/27(a)		100	117,036
Informa PLC, 3.13%, 07/05/26(h)		100	121,951
Lloyds Banking Group PLC, 2.25%, 10/16/24(h)		100	124,152
NatWest Group PLC, (1-year GBP Swap + 1.49%), 2.88%, 09/19/26(a)(h)		100	122,052
Santander U.K. Group Holdings PLC, 3.63%, 01/14/26(h)		100	123,291

			2,543,025

United States — 8.6%
AbbVie, Inc., 3.20%, 11/21/29	USD	5,310	4,963,732
Acadia Healthcare Co., Inc., 5.00%, 04/15/29(b)		2,176	2,088,958
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 4.63%, 01/15/27(b)		431	419,019
Alexandria Real Estate Equities, Inc., 2.95%, 03/15/34		792	660,404
Allegiant Travel Co., 7.25%, 08/15/27(b)		635	621,310
Amgen, Inc.
5.50%, 12/07/26(h)	GBP	100	131,225
2.45%, 02/21/30	USD	2,080	1,844,518
3.00%, 01/15/52		2,590	1,808,547
2.77%, 09/01/53		2,025	1,299,318

50	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock ESG Capital Allocation Term Trust (ECAT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

United States (continued)
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, 3.25%, 09/01/28(b)	USD	753	$658,742
Ashton Woods USA LLC/Ashton Woods Finance Co., Series B, 4.63%, 08/01/29(b)		2,661	2,366,302
AT&T, Inc.
2.90%, 12/04/26	GBP	100	121,400
5.50%, 03/15/27(h)		50	65,287
Bank of America Corp., (1-day SOFR + 1.37%), 1.92%, 10/24/31(a)	USD	119	96,610
Broadcom, Inc.(b)
1.95%, 02/15/28		2,124	1,905,308
2.45%, 02/15/31		2,010	1,718,677
Calpine Corp., 4.50%, 02/15/28(b)		860	817,989
CCO Holdings LLC/CCO Holdings Capital Corp., 5.38%, 06/01/29(b)		1,245	1,173,520
Citigroup, Inc., 1.75%, 10/23/26	GBP	100	117,913
Cloud Software Group, Inc., 6.50%, 03/31/29(b)	USD	2,073	1,974,410
Comcast Corp., 4.65%, 02/15/33		2,331	2,345,042
Commercial Metals Co., 4.38%, 03/15/32		1,987	1,783,244
Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International U.S. LLC, 6.63%, 07/15/30(b)		245	251,691
Covanta Holding Corp., 4.88%, 12/01/29(b)		3,498	3,056,168
CSC Holdings LLC(b)
5.38%, 02/01/28		1,294	1,143,033
7.50%, 04/01/28		1,264	945,586
Dana, Inc.
5.63%, 06/15/28		1,309	1,290,568
4.25%, 09/01/30		383	339,463
Dell International LLC/EMC Corp., 5.30%, 10/01/29		1,500	1,544,703
Duke Energy Florida LLC, 2.40%, 12/15/31		1,500	1,265,509
Elevance Health, Inc.
2.25%, 05/15/30		2,500	2,164,488
2.55%, 03/15/31		3,625	3,147,480
Equinix, Inc., 1.55%, 03/15/28		3,500	3,070,196
Flyr Convertible Notes, 8.00%, 08/10/27(c)		2,206	2,521,147
Flyr Secured Notes, (1-mo. CME Term SOFR + 5.00%), 10.34%, 05/10/27(c)		1,062	988,850
Ford Motor Co.
3.25%, 02/12/32		2,518	2,094,230
6.10%, 08/19/32		2,250	2,268,070
Forestar Group, Inc., 3.85%, 05/15/26(b)		399	380,077
Freed Corp., 12.00%, 11/30/28(c)		4,337	4,206,890
FreeWire Technologies, Inc., (3-mo. CME Term SOFR +11.00%), 16.39%, 04/26/25(c)		3,491	3,674,728
Frontier Communications Holdings LLC(b)
8.75%, 05/15/30		1,250	1,285,886
8.63%, 03/15/31		395	402,743
Frontier Florida LLC, Series E, 6.86%, 02/01/28		500	483,691
Gen Digital, Inc., 6.75%, 09/30/27(b)		1,394	1,418,157
Goldman Sachs Group, Inc.
7.25%, 04/10/28	GBP	50	69,696
(1-day SOFR + 0.80%), 1.43%, 03/09/27(a)	USD	2,500	2,305,219
HCA, Inc., 5.88%, 02/01/29		2,605	2,689,013
Healthpeak OP LLC, 5.25%, 12/15/32		3,000	3,032,670
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc(b)
5.00%, 06/01/29		865	798,002
4.88%, 07/01/31		1,335	1,181,745
JPMorgan Chase & Co., (3-mo. LIBOR GBP + 0.68%), 0.99%, 04/28/26(a)(h)	GBP	100	120,312
KB Home, 4.80%, 11/15/29	USD	2,081	1,988,396
Kilroy Realty LP, 2.50%, 11/15/32		119	90,117

Security	Par (000)		Value

United States (continued)
Kraft Heinz Foods Co., 4.25%, 03/01/31	USD	3,000	$2,938,667
Landsea Homes Corp., 11.00%, 07/17/28(c)		9,092	8,831,060
Lessen, Inc., (3-mo. CME Term SOFR + 8.50%), 13.40%, 01/05/28(c)		1,779	1,626,116
Lions Gate Capital Holdings LLC, 5.50%, 04/15/29(b)		1,098	821,414
Lowe’s Cos., Inc.
1.70%, 10/15/30		2,014	1,672,696
3.00%, 10/15/50		1,740	1,183,587
Marriott Ownership Resorts, Inc.
4.75%, 01/15/28		1,294	1,188,630
4.50%, 06/15/29(b)		888	782,515
Mauser Packaging Solutions Holding Co., 7.88%, 08/15/26(b)		2,105	2,142,218
Medline Borrower LP, 3.88%, 04/01/29(b)		1,641	1,483,701
Morgan Stanley(a)
(1-day SOFR + 1.03%), 1.79%, 02/13/32		119	95,024
(1-day SOFR + 1.14%), 2.70%, 01/22/31		2,500	2,185,441
Nationstar Mortgage Holdings, Inc.(b)
6.00%, 01/15/27		224	222,320
5.50%, 08/15/28		1,921	1,847,192
5.13%, 12/15/30		961	868,871
5.75%, 11/15/31		454	423,313
NCR Atleos Corp., 9.50%, 04/01/29		295	313,436
Northern States Power Co., 2.90%, 03/01/50		1,225	858,136
NRG Energy, Inc., 3.38%, 02/15/29(b)		1,391	1,228,593
Olympus Water U.S. Holding Corp.(b)
7.13%, 10/01/27		705	705,790
9.75%, 11/15/28		4,020	4,266,800
Oncor Electric Delivery Co. LLC, 2.75%, 05/15/30		2,025	1,811,372
Oracle Corp., 3.60%, 04/01/50		2,135	1,581,409
Pitney Bowes, Inc., 6.88%, 03/15/27(b)		1,290	1,204,789
PNC Financial Services Group, Inc., (1-day SOFR Index + 1.09%), 4.76%, 01/26/27(a)		2,427	2,407,888
Prologis LP, 2.25%, 01/15/32		119	99,232
Public Service Electric and Gas Co., 4.65%, 03/15/33		2,650	2,650,272
Republic Services, Inc.
1.45%, 02/15/31		4,119	3,341,345
1.75%, 02/15/32		1,375	1,119,192
RingCentral, Inc., 8.50%, 08/15/30		320	327,200
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 2.88%, 10/15/26(b)		2,062	1,902,195
Sabre GLBL, Inc.(b)
9.25%, 04/15/25		122	117,120
11.25%, 12/15/27		900	884,276
Sonder Secured Notes, (3-mo. CME Term SOFR at 1.00% Floor + 9.00%), 14.61%, 01/19/27(a)(c)		5,282	4,601,881
Steel Dynamics, Inc., 3.45%, 04/15/30		3,060	2,824,459
Stem, Inc., 0.50%, 12/01/28(b)(i)		275	139,675
Taylor Morrison Communities, Inc., 5.88%, 06/15/27(b)		1,643	1,651,215
T-Mobile U.S., Inc.
3.75%, 04/15/27		2,750	2,667,299
3.38%, 04/15/29		3,930	3,651,376
3.40%, 10/15/52		1,360	990,554
Travel & Leisure Co., 4.63%, 03/01/30(b)		440	393,492
Uber Technologies, Inc., 0.88%, 12/01/28		743	808,012
United Wholesale Mortgage LLC(b)
5.50%, 11/15/25		1,304	1,295,757
5.75%, 06/15/27		1,346	1,319,228
UnitedHealth Group, Inc., 5.35%, 02/15/33		2,325	2,459,621
Verizon Communications, Inc., 1.13%, 11/03/28	GBP	100	110,211

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	51

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock ESG Capital Allocation Term Trust (ECAT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

United States (continued)
Viasat, Inc., 5.63%, 04/15/27(b)	USD	500	$483,750
Xerox Holdings Corp., 5.00%, 08/15/25(b)		425	416,280
Xylem, Inc./New York, 2.25%, 01/30/31		3,000	2,570,004

			158,714,623

Total Corporate Bonds — 10.2% (Cost: $189,153,543)			187,406,694

Fixed Rate Loan Interests

United States — 0.2%
AMF MF Portfolio, Term Loan, 6.67%, 11/01/28(c)		4,075	4,062,028

Total Fixed Rate Loan Interests — 0.2% (Cost: $4,023,697)			4,062,028

Floating Rate Loan Interests(a)

Ireland — 0.2%
Promontoria Beech Designated Activity Co., EUR Term Loan, (3-mo. EURIBOR + 3.75%), 7.63%, 05/17/27(c)	EUR	3,434	3,771,482

Luxembourg — 0.1%
Speed Midco 3 SARL, EUR Term Loan B1, (3-mo. EURIBOR + 6.40%), 10.33%, 05/16/29(c)		2,488	2,787,810

Netherlands — 0.1%
Upfield BV, 2023 GBP Term Loan B8, (1-day SONIA + 4.00%), 8.97%, 01/02/28	GBP	1,358	1,641,293

United States — 1.2%
Altar Bidco, Inc., 2021 2nd Lien Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 5.60%), 10.81%, 02/01/30	USD	1,637	1,603,984
American Auto Auction Group, LLC, 2021 Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 5.00%), 10.50%, 12/30/27		426	418,003
Coreweave Compute Acquisition Co. II, LLC, Delayed Draw Term Loan, (3-mo. CME Term SOFR + 8.75%), 14.13%, 06/30/28(c)		4,339	4,269,080
EIS Buyer, Inc., Revolver, (1-mo. CME Term SOFR at 0.75% Floor + 7.00%), 12.36%, 07/10/28(c)		341	330,003
EIS Group, Inc., Term Loan, (1-mo. CME Term SOFR + 7.00%), 12.36%, 05/01/28(c)		3,406	3,300,033
Galaxy Universal LLC, 1st Lien Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 5.75%), 11.28%, 11/12/26(c)		6,178	6,062,465
GoTo Group, Inc., Term Loan B, (3-mo. CME Term SOFR + 4.75%), 10.28%, 08/31/27		248	162,938
Helios Service Partners LLC(c)
2023 Delayed Draw Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.25%), 11.88%, 03/19/27		617	612,921
2023 Term Loan B, (3-mo. CME Term SOFR at 1.00% Floor + 6.25%), 11.86%, 03/19/27		607	603,578
Hydrofarm Holdings LLC, 2021 Term Loan, (3-mo. CME Term SOFR at -4.50% Floor + 5.50%), 11.15%, 10/25/28(c)		1,110	888,272
Orion Group Holdco LLC(c)
2022 1st Amendment Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.50%), 12.11%, 03/19/27		116	115,704

Security	Par (000)		Value

United States (continued)
Orion Group Holdco LLC(c) (continued)
2022 First A&R Amendment Incremental DDTL, (3-mo. CME Term SOFR at 1.00% Floor + 6.50%), 11.88%, 03/19/27	USD	517	$517,453
Delayed Draw Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.00%), 11.61%, 03/19/27		196	193,026
First Lien Delayed Draw Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.00%), 11.61%, 03/19/27		1,159	1,158,599
First Lien Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.00%), 11.61%, 03/19/27		99	98,944
Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.00%), 11.61%, 03/19/27		39	38,614
Redstone Holdco 2 LP, 2021 Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 4.75%), 10.22%, 04/27/28		673	505,481
Signal Parent, Inc., Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.50%), 8.96%, 04/03/28 ..		977	867,437

			21,746,535

Total Floating Rate Loan Interests — 1.6% (Cost: $30,126,803)			29,947,120

Foreign Agency Obligations

Spain(h) — 0.3%
Spain Government Bond
2.55%, 10/31/32	EUR	1,839	1,980,385
3.15%, 04/30/33		410	460,112
3.90%, 07/30/39		2,222	2,598,001

			5,038,498

United Kingdom(h) — 0.2%
United Kingdom Gilt
3.75%, 10/22/53	GBP	943	1,122,506
0.50%, 10/22/61		5,221	2,251,947

			3,374,453

Total Foreign Agency Obligations — 0.5% (Cost: $7,752,687)			8,412,951

	Shares

Investment Companies

United States — 0.7%
iShares iBoxx $ Investment Grade Corporate Bond ETF (e)(j)		35,863	3,968,600
iShares JP Morgan USD Emerging Markets Bond ETF (j)		66,207	5,896,395
iShares Russell 2000 ETF (j)		100	20,071
iShares Russell Mid-Cap Growth ETF (j)		3,916	409,065
VanEck J. P. Morgan EM Local Currency Bond ETF		84,550	2,143,342

Total Investment Companies — 0.7% (Cost: $12,149,087)			12,437,473

52	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock ESG Capital Allocation Term Trust (ECAT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Municipal Bonds

Puerto Rico(a) — 0.1%
Commonwealth of Puerto Rico, GO
0.00%, 11/01/51	USD	4,125	$1,683,470
Series A-1, 0.00%, 11/01/43		361	194,628
Commonwealth of Puerto Rico, RB, 0.00%, 11/01/51		1,767	618,349

Total Municipal Bonds — 0.1% (Cost: $2,621,456)			2,496,447

Non-Agency Mortgage-Backed Securities

United States(a)(b) — 1.9%
Barclays Mortgage Loan Trust, Series 2021-NQM1, Class B1, 4.38%, 09/25/51		2,047	1,563,914
CHNGE Mortgage Trust
Series 2022-1, Class M1, 3.99%, 01/25/67		2,000	1,621,647
Series 2022-2, Class M1, 4.61%, 03/25/67		5,000	4,242,295
DBUBS Mortgage Trust, Series 2017-BRBK, Class F, 3.53%, 10/10/34		1,470	1,031,977
FREMF Trust, Series 2018-W5FX, Class CFX, 3.66%, 04/25/28		1,923	1,647,966
Grace Trust, Series 2020-GRCE, Class D, 2.68%, 12/10/40		2,000	1,484,749
GS Mortgage Securities Corp. Trust
Series 2021-DM, Class E, (1-mo. Term SOFR + 3.05%), 8.41%, 11/15/36		2,150	2,083,074
Series 2021-DM, Class F, (1-mo. Term SOFR + 3.55%), 8.91%, 11/15/36		2,150	2,049,282
Hudson Yards Mortgage Trust, Series 2019-55HY, Class F, 2.94%, 12/10/41		2,000	1,427,795
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2021-MHC, Class E, (1-mo. Term SOFR + 2.56%), 7.93%, 04/15/38		2,270	2,195,767
Series 2021-NYAH, Class E, (1-mo. Term SOFR + 1.95%), 7.32%, 06/15/38		2,000	1,622,004
Series 2022-NLP, Class F, (1-mo. Term SOFR + 3.54%), 8.90%, 04/15/37		1,953	1,328,766
Series 2022-OPO, Class D, 3.45%, 01/05/39		860	503,099
MFRA Trust, Series 2022-CHM1, Class M1, 4.57%, 09/25/56		4,000	3,407,982
MHC Commercial Mortgage Trust, Series 2021- MHC, Class F, (1-mo. Term SOFR + 2.72%), 8.08%, 04/15/38		934	908,695
RIAL Issuer Ltd., Series 2022-FL8, Class A, (1-mo. Term SOFR + 2.25%), 7.61%, 01/19/37		2,315	2,277,628
SUMIT Mortgage Trust, Series 2022-BVUE, Class D, 2.89%, 02/12/41		650	448,899

Security	Par (000)		Value

United States (continued)
Taubman Centers Commercial Mortgage Trust, Series 2022-DPM, Class A, (1-mo. Term SOFR + 2.19%), 7.55%, 05/15/37	USD	2,410	$2,395,621
Velocity Commercial Capital Loan Trust, Series 2021-4, Class M4, 4.48%, 12/26/51		2,787	2,022,753

Total Non-Agency Mortgage-Backed Securities — 1.9% (Cost: $40,221,070)			34,263,913

Preferred Securities

Capital Trust — 0.0%

United States — 0.0%
Paramount Global, 6.38%, 03/30/62(a)		250	225,000

			225,000

	Shares

Preferred Stocks — 1.1%(d)

Finland — 0.2%
Aiven, Series D(c)		35,053	2,822,468

Israel — 0.2%
Deep Instinct Ltd., Series D-4, (Acquired 09/20/22, Cost: $3,691,502)(c)(f)		523,592	3,052,541

United States — 0.7%
Cap Hill Brands(c)		1,088,268	282,950
Clarify Health(c)		318,926	2,309,024
MNTN Digital, Inc., Series D, (Acquired 11/05/21, Cost: $1,239,070)(c)(f)		53,954	682,518
RapidSOS, Series C-1		1,707,127	2,487,113
Verge Genomics, Inc.(c)(f)
Series B, (Acquired 11/05/21, Cost: $1,437,421)		269,847	1,745,910
Series C, (Acquired 09/06/23, Cost: $345,314)		48,019	345,737
Versa Networks, Inc., Series E, (Acquired 10/14/22, Cost: $4,623,422), 12.00%, 10/07/32(c)(f)		1,584,337	5,164,939
Zero Mass Water, Inc., Series D, (Acquired 07/05/22, Cost: $249,208)(c)(f)		6,084	177,409

			13,195,600

			19,070,609

Total Preferred Securities — 1.1% (Cost: $23,163,686)			19,295,609

	Par (000)

U.S. Government Sponsored Agency Securities

Mortgage-Backed Securities — 6.7%
Uniform Mortgage-Backed Securities(k) 3.50%, 01/16/54	USD	18,006	16,518,025

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	53

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock ESG Capital Allocation Term Trust (ECAT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Mortgage-Backed Securities (continued)
Uniform Mortgage-Backed Securities(k) (continued)
4.50%, 01/16/54	USD	76,345	$74,000,995
5.50%, 01/16/54		32,500	32,637,109

Total U.S. Government Sponsored Agency Securities — 6.7% (Cost: $120,674,160)			123,156,129

U.S. Treasury Obligations
U.S. Treasury Notes, 4.63%, 09/30/28		6,777	6,995,135

Total U.S. Treasury Obligations — 0.4% (Cost: $6,711,877)			6,995,135

	Shares

Warrants

Israel — 0.0%
Deep Instinct Ltd., (Acquired 09/20/22, Cost: $0), (Exercisable 09/20/22, 1 Share for 1 Warrant, Expires 09/20/32, Strike Price USD 0.01(c)(d)(f)		36,915	104,839

United States(c)(d) — 0.0%
Flyr Warrants, (Issued/Exercisable 05/10/22, 1 Share for 1 Warrant, Expires 05/10/32, Strike Price USD 3.95)		5,576	32,006
FreeWire Technologies, Inc., Tranche A, (Issued 04/27/22, 1 Share for 1 Warrant, Expires 04/26/27, Strike Price USD 3.35)		354,944	21,297
FreeWire Technologies, Inc., Tranche B Unvest, (Exercisable 06/03/23, 1 Share for 1 Warrant, Expires 04/26/29, Strike Price USD 3.35)		337,197	3
FreeWire Technologies, Inc., Tranche B Vested, (Issued 05/02/22, Exercisable 05/03/23, 1 Share for 1 Warrant, Expires 04/26/27, Strike Price USD 3.35)		17,747	1,065
RapidSOS, Series C-1, (Expires 12/13/33, Strike Price USD 0.01)		946,544	—
Sonder Holdings, Inc., (Issued 11/19/20, Exercisable 01/19/21, 1 Share for 1 Warrant, Expires 11/19/26, Strike Price USD 12.50)		75,255	1
Versa Networks, Inc., (Acquired 10/14/22, Cost: $0), (Exercisable 10/14/22, 1 Share for 1 Warrant, Expires 10/07/32, Strike Price USD 0.01)(f)		195,273	550,670
Volato Group, Inc., (Acquired 12/03/23, Cost: $61,805), (Expires 12/03/28, Strike Price USD 11.50)(f)		61,805	5,593

			610,635

Total Warrants — 0.0% (Cost: $61,806)			715,474

Total Long-Term Investments — 83.9% (Cost: $1,432,655,102)			1,542,598,797

Security	Shares	Value

Short-Term Securities

Money Market Funds — 20.8%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 5.26%(j)(l)	378,536,662	$378,536,662
SL Liquidity Series, LLC, Money Market Series, 5.58%(j)(l)(m)	3,508,081	3,509,133

Total Short-Term Securities — 20.8% (Cost: $382,045,831)		382,045,795

Options Purchased — 0.4% (Cost: $5,741,491)		7,179,418

Total Investments Before Options Written — 105.1% (Cost: $1,820,442,424)		1,931,824,010

Options Written — (0.1)% (Premiums Received: $(1,664,516))		(1,885,800)

Total Investments, Net of Options Written — 105.0% (Cost: $1,818,777,908)		1,929,938,210

Liabilities in Excess of Other Assets — (5.0)%		(91,243,265)

Net Assets — 100.0%		$1,838,694,945

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Non-income producing security.
(e)	All or a portion of this security is on loan.
(f)

Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $12,174,179, representing 0.7% of its net assets as of period end, and an original cost of $13,041,180.

(g)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(h)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(i)	Convertible security.
(j)	Affiliate of the Trust.
(k)	Represents or includes a TBA transaction.
(l)	Annualized 7-day yield as of period end.
(m)	All or a portion of this security was purchased with the cash collateral from loaned securities.

54	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock ESG Capital Allocation Term Trust (ECAT)

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/23	Shares Held at 12/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$5,346,114	$373,190,548	(a)	$—	$—	$—	$378,536,662	378,536,662	$10,003,634		$—
iShares China Large-Cap ETF(b)	582,272	1,983,184		(2,739,771)	237,969	(63,654)	—	—	—		—
iShares iBoxx $ High Yield Corporate Bond ETF(b)	4,819,673	—		(4,907,458)	102,514	(14,729)	—	—	75,920		—
iShares iBoxx $ Investment Grade Corporate Bond ETF	2,649,878	24,462,039		(23,227,344)	(99,959)	183,986	3,968,600	35,863	183,214		—
iShares JP Morgan USD Emerging Markets Bond ETF	10,786,409	2,286,203		(7,221,109)	(526,517)	571,409	5,896,395	66,207	531,558		—
iShares Russell 2000 ETF	17,436	—		—	—	2,635	20,071	100	270		—
iShares Russell Mid-Cap Growth ETF	—	373,399		—	—	35,666	409,065	3,916	1,305		—
SL Liquidity Series, LLC, Money Market Series .	—	3,506,270	(a)	—	2,898	(35)	3,509,133	3,508,081	37,718	(c)	—

					$(283,095)	$715,278	$392,339,926		$10,833,619		$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro BOBL	412	03/07/24	$54,252	$257,468
Nikkei 225 Index	16	03/07/24	3,783	72,712
Euro Stoxx 50 Index	124	03/15/24	6,230	(58,694)
Euro Stoxx Banks Index	93	03/15/24	613	(5,199)
MSCI Emerging Markets Index	4	03/15/24	207	9,047
NASDAQ 100 E-Mini Index	175	03/15/24	59,582	2,011,080
S&P 500 E-Mini Index	209	03/15/24	50,369	1,476,668
U.S. Long Bond	36	03/19/24	4,498	326,291
Long Gilt	35	03/26/24	4,579	291,729
5-Year U.S. Treasury Note	2,602	03/28/24	283,028	5,669,916
Carbon Emissions(a)	9	12/16/24	799	95,313

				10,146,331

Short Contracts
Euro Bund	2	03/07/24	303	1,590
Euro OAT	24	03/07/24	3,484	(48,065)
10-Year Japanese Government Treasury Bonds	19	03/13/24	19,769	(117,282)
E-mini Russell 2000 Index	67	03/15/24	6,860	(475,049)
10-Year U.S. Treasury Note	152	03/19/24	17,159	(392,942)
10-Year U.S. Ultra Long Treasury Note	318	03/19/24	37,529	(1,596,707)
Ultra U.S. Treasury Bond	195	03/19/24	26,051	(2,263,820)
2-Year U.S. Treasury Note	487	03/28/24	100,280	(620,179)

				(5,512,454)

				$4,633,877

(a)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	55

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock ESG Capital Allocation Term Trust (ECAT)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	275,262	USD	187,122	Westpac Banking Corp.	03/20/24	$889
BRL	24,921,636	USD	5,023,207	Citibank N.A.	03/20/24	70,093
EUR	320,054	USD	350,770	Barclays Bank PLC	03/20/24	3,640
EUR	381,027	USD	412,164	Barclays Bank PLC	03/20/24	9,764
EUR	2,654,673	USD	2,924,039	Deutsche Bank AG	03/20/24	15,598
EUR	3,088,885	USD	3,416,900	Deutsche Bank AG	03/20/24	3,560
EUR	1,011,014	USD	1,113,557	Morgan Stanley & Co. International PLC	03/20/24	5,984
EUR	1,438,323	USD	1,558,862	Morgan Stanley & Co. International PLC	03/20/24	33,857
EUR	1,452,500	USD	1,599,820	Morgan Stanley & Co. International PLC	03/20/24	8,598
EUR	456,170	USD	492,261	The Bank of New York Mellon	03/20/24	12,876
EUR	194,007	USD	212,807	UBS AG	03/20/24	2,025
GBP	734,958	USD	932,033	Deutsche Bank AG	03/20/24	5,135
GBP	233,518	USD	297,541	Morgan Stanley & Co. International PLC	03/20/24	226
MXN	32,826,195	USD	1,878,509	Citibank N.A.	03/20/24	30,640
MXN	64,090,190	USD	3,667,620	Citibank N.A.	03/20/24	59,822
USD	2,682,909	GBP	2,100,000	Deutsche Bank AG	03/20/24	5,131
USD	37,198,351	GBP	29,116,353	Deutsche Bank AG	03/20/24	71,146
USD	1,069,764	HKD	8,334,712	Deutsche Bank AG	03/20/24	506
USD	1,493,020	HKD	11,629,416	UBS AG	03/20/24	1,086
USD	10,958,561	KRW	14,092,161,000	BNP Paribas SA	03/20/24	27,965
ZAR	33,712,048	USD	1,823,158	Deutsche Bank AG	03/20/24	7,509
JPY	67,243,345	USD	481,385	The Bank of New York Mellon	03/21/24	1,217

						377,267

USD	41,548,772	JPY	5,805,653,958	Deutsche Bank AG	03/19/24	(105,048)
USD	1,685,242	JPY	242,719,641	Morgan Stanley & Co. International PLC	03/19/24	(56,199)
USD	5,689,661	AUD	8,467,854	The Bank of New York Mellon	03/20/24	(94,103)
USD	455,156	CAD	609,404	Citibank N.A.	03/20/24	(5,239)
USD	736,230	CHF	633,427	BNP Paribas SA	03/20/24	(22,830)
USD	1,104,860	CHF	936,778	BNP Paribas SA	03/20/24	(17,717)
USD	1,103,466	CHF	943,357	Citibank N.A.	03/20/24	(26,995)
USD	1,528,857	CHF	1,303,699	Citibank N.A.	03/20/24	(33,415)
USD	937,699	CHF	806,147	Goldman Sachs International	03/20/24	(28,338)
USD	25,529,568	CHF	21,888,653	Goldman Sachs International	03/20/24	(700,440)
USD	52,354	DKK	353,233	Morgan Stanley & Co. International PLC	03/20/24	(162)
USD	1,350,376	EUR	1,223,310	Standard Chartered Bank	03/20/24	(4,249)
USD	71,343,879	EUR	64,630,631	Standard Chartered Bank	03/20/24	(224,483)
USD	145,519,988	EUR	131,826,987	Standard Chartered Bank	03/20/24	(457,878)
USD	648,267	GBP	511,356	Morgan Stanley & Co. International PLC	03/20/24	(3,779)
USD	469,632	GBP	373,773	Societe Generale	03/20/24	(6,978)
USD	11,624,033	HKD	90,638,505	Barclays Bank PLC	03/20/24	(3,955)
USD	1,078,360	HKD	8,411,670	UBS AG	03/20/24	(771)
USD	1,105,168	HKD	8,622,499	UBS AG	03/20/24	(1,010)
USD	2,023,158	SEK	20,635,404	BNP Paribas SA	03/20/24	(28,960)

						(1,822,549)

						$(1,445,282)

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
SPDR S&P 500 ETF Trust	552	01/05/24	USD	476.00	USD	26,237	$120,888
SPDR S&P 500 ETF Trust	242	01/12/24	USD	476.00	USD	11,503	92,323
Alphabet, Inc., Class C	130	01/19/24	USD	137.50	USD	1,832	67,925
Alphabet, Inc., Class C	201	01/19/24	USD	142.50	USD	2,833	47,034
Amazon.com, Inc.	191	01/19/24	USD	150.00	USD	2,902	89,770
Amazon.com, Inc.	132	01/19/24	USD	155.00	USD	2,006	28,644
Apple, Inc.	206	01/19/24	USD	195.00	USD	3,966	43,466
Apple, Inc.	145	01/19/24	USD	200.00	USD	2,792	9,933

56	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock ESG Capital Allocation Term Trust (ECAT)

Exchange-Traded Options Purchased (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Applied Materials, Inc.	168	01/19/24	USD	160.00	USD	2,723	$95,760
Applied Materials, Inc.	126	01/19/24	USD	165.00	USD	2,042	39,375
Chevron Corp.	71	01/19/24	USD	150.00	USD	1,059	19,028
Costco Wholesale Corp.	24	01/19/24	USD	605.00	USD	1,584	139,680
Costco Wholesale Corp.	26	01/19/24	USD	625.00	USD	1,716	100,490
Delta Air Lines, Inc.	205	01/19/24	USD	35.00	USD	825	111,212
Delta Air Lines, Inc.	122	01/19/24	USD	38.00	USD	491	35,380
Dynatrace, Inc.	86	01/19/24	USD	50.00	USD	470	40,420
Hilton Worldwide Holdings, Inc.	27	01/19/24	USD	170.00	USD	492	36,720
Humana, Inc.	40	01/19/24	USD	505.00	USD	1,831	2,700
Intuitive Surgical, Inc.	14	01/19/24	USD	320.00	USD	472	30,170
InvesCo QQQ Trust, Series 1	734	01/19/24	USD	409.78	USD	30,059	421,316
Invesco S&P 500 Equal Weight ETF	288	01/19/24	USD	160.00	USD	4,545	31,680
Mastercard, Inc., Class A	27	01/19/24	USD	420.00	USD	1,152	28,080
Micron Technology, Inc.	58	01/19/24	USD	80.00	USD	495	35,235
Microsoft Corp.	46	01/19/24	USD	365.00	USD	1,730	67,160
Microsoft Corp.	91	01/19/24	USD	380.00	USD	3,422	46,182
Microsoft Corp.	98	01/19/24	USD	385.00	USD	3,685	31,605
Nice Ltd., ADR	28	01/19/24	USD	200.00	USD	559	15,820
Nice Ltd., ADR	72	01/19/24	USD	210.00	USD	1,436	14,760
NVIDIA Corp.	82	01/19/24	USD	520.00	USD	4,061	50,840
NVIDIA Corp.	65	01/19/24	USD	540.00	USD	3,219	17,258
NVIDIA Corp.	19	01/19/24	USD	490.00	USD	941	34,960
NVIDIA Corp.	131	01/19/24	USD	505.00	USD	6,487	144,755
Salesforce, Inc.	27	01/19/24	USD	260.00	USD	710	19,440
Salesforce, Inc.	81	01/19/24	USD	270.00	USD	2,131	20,493
SPDR S&P 500 ETF Trust	122	01/19/24	USD	481.00	USD	5,799	31,354
Tesla, Inc.	26	01/19/24	USD	260.00	USD	646	16,250
Tesla, Inc.	78	01/19/24	USD	250.00	USD	1,938	79,365
T-Mobile U.S., Inc.	220	01/19/24	USD	155.00	USD	3,527	144,100
Uber Technologies, Inc.	269	01/19/24	USD	62.50	USD	1,656	38,332
UnitedHealth Group, Inc.	18	01/19/24	USD	560.00	USD	948	2,538
Walmart, Inc.	46	01/19/24	USD	160.00	USD	725	6,118
Walt Disney Co.	201	01/19/24	USD	90.00	USD	1,815	43,918
Walt Disney Co.	7	01/19/24	USD	100.00	USD	63	109
Advanced Micro Devices, Inc.	165	02/16/24	USD	130.00	USD	2,432	346,912
Advanced Micro Devices, Inc.	207	02/16/24	USD	140.00	USD	3,051	288,765
Advanced Micro Devices, Inc.	66	02/16/24	USD	150.00	USD	973	57,090
Alphabet, Inc., Class C	206	02/16/24	USD	145.00	USD	2,903	90,640
Amazon.com, Inc.	306	02/16/24	USD	165.00	USD	4,649	84,609
Amazon.com, Inc.	298	02/16/24	USD	160.00	USD	4,528	126,650
Apple, Inc.	128	02/16/24	USD	205.00	USD	2,464	20,992
Applied Materials, Inc.	9	02/16/24	USD	170.00	USD	146	4,230
Applied Materials, Inc.	50	02/16/24	USD	165.00	USD	810	33,625
Autodesk, Inc.	159	02/16/24	USD	250.00	USD	3,871	102,555
Boston Scientific Corp.	170	02/16/24	USD	57.50	USD	983	39,100
Delta Air Lines, Inc.	178	02/16/24	USD	44.00	USD	716	13,172
Humana, Inc.	101	02/16/24	USD	555.00	USD	4,624	10,353
Intel Corp.	177	02/16/24	USD	55.00	USD	889	20,621
Intuitive Surgical, Inc.	24	02/16/24	USD	355.00	USD	810	24,000
Intuitive Surgical, Inc.	79	02/16/24	USD	340.00	USD	2,665	129,560
iShares China Large-Cap ETF	1,538	02/16/24	USD	27.00	USD	3,696	36,143
iShares China Large-Cap ETF	932	02/16/24	USD	26.00	USD	2,240	37,746
JPMorgan Chase & Co.	251	02/16/24	USD	175.00	USD	4,270	62,248
KLA Corp.	12	02/16/24	USD	610.00	USD	698	19,920
Mastercard, Inc., Class A	44	02/16/24	USD	445.00	USD	1,877	22,000
Micron Technology, Inc.	98	02/16/24	USD	87.50	USD	836	28,126
Micron Technology, Inc.	62	02/16/24	USD	85.00	USD	529	25,420
Microsoft Corp.	136	02/16/24	USD	390.00	USD	5,114	116,280
Nice Ltd., ADR	32	02/16/24	USD	210.00	USD	638	19,840
NVIDIA Corp.	28	02/16/24	USD	520.00	USD	1,387	44,660
Oracle Corp.	129	02/16/24	USD	110.00	USD	1,360	21,285

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	57

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock ESG Capital Allocation Term Trust (ECAT)

Exchange-Traded Options Purchased (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Salesforce, Inc.	18	02/16/24	USD	280.00	USD	474	$5,391
Tesla, Inc.	90	02/16/24	USD	280.00	USD	2,236	64,575
Tesla, Inc.	26	02/16/24	USD	275.00	USD	646	21,905
Uber Technologies, Inc.	220	02/16/24	USD	70.00	USD	1,355	22,220
UBS Group AG, Registered Shares	355	02/16/24	USD	30.00	USD	1,097	68,160
UnitedHealth Group, Inc.	61	02/16/24	USD	610.00	USD	3,211	2,074
Visa, Inc., Class A	33	02/16/24	USD	270.00	USD	859	11,220
Walmart, Inc.	58	02/16/24	USD	155.00	USD	914	33,350
Wells Fargo & Co.	352	02/16/24	USD	47.50	USD	1,733	97,504
iShares China Large-Cap ETF	1,385	03/15/24	USD	24.85	USD	3,328	143,347
Norfolk Southern Corp.	20	03/15/24	USD	230.00	USD	473	29,200
Oracle Corp.	129	03/15/24	USD	110.00	USD	1,360	45,472

							4,863,546

Put
Frontier Communications Parent, Inc.	80	01/19/24	USD	20.00	USD	203	800
iShares iBoxx $ High Yield Corporate Bond ETF	1,011	01/19/24	USD	77.00	USD	7,824	24,264
iShares iBoxx $ Investment Grade Corporate Bond ETF	1,782	01/19/24	USD	108.00	USD	19,720	25,839
Paramount Global, Class B	69	01/19/24	USD	10.00	USD	102	104

							51,007

							$4,914,553

OTC Options Purchased

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
TOPIX Banks Index	BNP Paribas SA	0	01/12/24	JPY	286.63	JPY	142,482	$12
TOPIX Banks Index	Goldman Sachs International	0	01/12/24	JPY	286.49	JPY	237,375	122
TOPIX Banks Index	JPMorgan Chase Bank N.A.	0	01/12/24	JPY	286.56	JPY	95,083	48

								$182

OTC Dual Binary Options Purchased

Description(a)	Counterparty	Units	Expiration Date	Notional Amount (000)		Value
Put
Dual Binary Option payout at expiry if S&P 500 < 4,663.22 and US 2-year swap > 4.42%	UBS AG	172,537	03/01/24	USD	804,578	$3,818
Dual Binary Option payout at expiry if S&P 500 < 4,666.87 and US 2-year swap > 4.37%	UBS AG	86,269	03/15/24	USD	402,606	2,353

						$6,171

(a)	Option only pays if both terms are met on the expiration date.

58	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock ESG Capital Allocation Term Trust (ECAT)

OTC Credit Default Swaptions Purchased

	Paid by the Trust	Received by the Trust			Expiration	Credit	Exercise		Notional
Description	Rate/Reference	Rate/Reference	Frequency	Counterparty	Date	Rating(a)		Price	Amount (000)(b)		Value
Put
Bought Protection 5-Year Credit Default Swap, 12/20/28	5.00%	CDX.NA.HY.41.V2	Quarterly	Goldman Sachs International	01/17/24	N/R	USD	101.00	USD	2,715	$848
Bought Protection 5-Year Credit Default Swap, 12/20/28	5.00%	iTraxx.XO.40.V1	Quarterly	Morgan Stanley & Co. International PLC	02/21/24	N/R	EUR	400.00	EUR	1,710	2,499
Bought Protection 5-Year Credit Default Swap, 12/20/28	5.00%	CDX.NA.HY.41.V2	Quarterly	JPMorgan Chase Bank N.A.	02/21/24	N/R	USD	100.50	USD	1,720	1,638

											$4,985

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Interest Rate Swaptions Purchased

	Paid by the Trust		Received by the Trust			Expiration	Exercise		Notional
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	Amount (000)		Value
Call
10-Year Interest Rate Swap, 01/12/34	1-Day SOFR, 5.38%	Quarterly	4.00%	Annual	Goldman Sachs International	01/10/24	4.00%	USD	4,817	$203,220
10-Year Interest Rate Swap, 01/14/34	1-Day SOFR, 5.38%	Quarterly	4.00%	Annual	JPMorgan Chase Bank N.A.	01/12/24	4.00	USD	1,389	58,920
2-Year Interest Rate Swap, 01/25/24	1-Day SOFR, 5.38%	Quarterly	4.00%	Annual	Citibank N.A.	01/23/24	4.00	USD	11,825	188,048
2-Year Interest Rate Swap, 02/05/28	1-Day SOFR, 5.38%	Annual	3.87%	Annual	Deutsche Bank AG	02/01/24	3.87	USD	11,932	166,507
10-Year Interest Rate Swap, 02/08/34	1-Day SOFR, 5.38%	Annual	3.45%	Annual	JPMorgan Chase Bank N.A.	02/06/24	3.45	USD	7,909	87,238
5-Year Interest Rate Swap, 03/03/29	6-mo. EURIBOR, 3.86%	Semi-Annual	3.00%	Annual	JPMorgan Chase Bank N.A.	03/01/24	3.00	EUR	7,713	260,144
10-Year Interest Rate Swap, 03/20/34	1-Day SOFR, 5.38%	Quarterly	3.65%	Annual	Citibank N.A.	03/18/24	3.65	USD	4,959	134,247
5-Year Interest Rate Swap, 03/20/29	6-mo. EURIBOR, 3.86%	Semi-Annual	3.18%	Annual	JPMorgan Chase Bank N.A.	03/18/24	3.18	EUR	6,317	274,663
2-Year Interest Rate Swap, 03/30/26	1-Day SOFR, 5.38%	Quarterly	4.20%	Annual	JPMorgan Chase Bank N.A.	03/28/24	4.20	USD	36,764	344,378
10-Year Interest Rate Swap, 05/30/34	1-Day SOFR, 5.38%	Annual	3.67%	Annual	Citibank N.A.	05/28/24	3.67	USD	6,303	226,824
2-Year Interest Rate Swap, 10/26/26	1-Day SOFR, 5.38%	Quarterly	4.00%	Annual	JPMorgan Chase Bank N.A.	10/24/24	4.00	USD	19,216	309,338

										$2,253,527

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Amazon.com, Inc.	133	01/19/24	USD	165.00	USD	2,021	$(3,857)
Applied Materials, Inc.	168	01/19/24	USD	175.00	USD	2,723	(12,348)
Delta Air Lines, Inc.	34	01/19/24	USD	42.00	USD	137	(2,533)
Hilton Worldwide Holdings, Inc.	27	01/19/24	USD	180.00	USD	492	(12,690)
InvesCo QQQ Trust, Series 1	734	01/19/24	USD	423.78	USD	30,059	(74,868)
Mastercard, Inc., Class A	27	01/19/24	USD	430.00	USD	1,152	(11,880)
Microsoft Corp.	46	01/19/24	USD	390.00	USD	1,730	(8,877)
Nice Ltd., ADR	72	01/19/24	USD	230.00	USD	1,436	(16,920)
T-Mobile U.S., Inc.	220	01/19/24	USD	165.00	USD	3,527	(19,470)
Uber Technologies, Inc.	269	01/19/24	USD	70.00	USD	1,656	(3,499)
Advanced Micro Devices, Inc.	220	02/16/24	USD	145.00	USD	3,243	(244,200)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	59

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock ESG Capital Allocation Term Trust (ECAT)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Advanced Micro Devices, Inc.	207	02/16/24	USD	160.00	USD	3,051	$(102,982)
Alphabet, Inc., Class C	130	02/16/24	USD	150.00	USD	1,832	(34,775)
Intuitive Surgical, Inc.	14	02/16/24	USD	350.00	USD	472	(16,660)
iShares China Large-Cap ETF	1,538	02/16/24	USD	30.00	USD	3,696	(13,842)
iShares China Large-Cap ETF	932	02/16/24	USD	28.00	USD	2,240	(13,048)
Micron Technology, Inc.	23	02/16/24	USD	90.00	USD	196	(4,451)
Microsoft Corp.	47	02/16/24	USD	420.00	USD	1,767	(8,930)
Nice Ltd., ADR	28	02/16/24	USD	220.00	USD	559	(9,240)
NVIDIA Corp.	19	02/16/24	USD	550.00	USD	941	(14,915)
Tesla, Inc.	26	02/16/24	USD	310.00	USD	646	(7,332)
UnitedHealth Group, Inc.	18	02/16/24	USD	590.00	USD	948	(2,124)
Walmart, Inc.	46	02/16/24	USD	170.00	USD	725	(1,978)
iShares China Large-Cap ETF	1,385	03/15/24	USD	28.85	USD	3,328	(29,777)

							(671,196)

Put
Applied Materials, Inc.	67	01/19/24	USD	140.00	USD	1,086	(1,340)
Chevron Corp.	71	01/19/24	USD	135.00	USD	1,059	(1,101)
Humana, Inc.	40	01/19/24	USD	445.00	USD	1,831	(17,600)
Invesco S&P 500 Equal Weight ETF	288	01/19/24	USD	150.00	USD	4,545	(5,760)
iShares iBoxx $ High Yield Corporate Bond ETF	1,011	01/19/24	USD	75.00	USD	7,824	(7,077)
Walt Disney Co.	208	01/19/24	USD	85.00	USD	1,878	(6,552)
Advanced Micro Devices, Inc.	100	02/16/24	USD	120.00	USD	1,474	(11,450)
Amazon.com, Inc.	86	02/16/24	USD	130.00	USD	1,307	(9,116)
Amazon.com, Inc.	31	02/16/24	USD	140.00	USD	471	(8,076)
Amazon.com, Inc.	139	02/16/24	USD	135.00	USD	2,112	(23,213)
Delta Air Lines, Inc.	178	02/16/24	USD	35.00	USD	716	(7,387)
Humana, Inc.	50	02/16/24	USD	455.00	USD	2,289	(75,000)
Intel Corp.	177	02/16/24	USD	45.00	USD	889	(14,514)
JPMorgan Chase & Co.	101	02/16/24	USD	155.00	USD	1,718	(8,130)
Micron Technology, Inc.	62	02/16/24	USD	75.00	USD	529	(3,689)
Micron Technology, Inc.	35	02/16/24	USD	80.00	USD	299	(4,988)
Oracle Corp.	129	02/16/24	USD	97.50	USD	1,360	(11,352)
Tesla, Inc.	50	02/16/24	USD	210.00	USD	1,242	(20,500)
UBS Group AG, Registered Shares	355	02/16/24	USD	27.50	USD	1,097	(9,585)
UnitedHealth Group, Inc.	30	02/16/24	USD	500.00	USD	1,579	(16,650)
Walmart, Inc.	58	02/16/24	USD	145.00	USD	914	(2,784)
Wells Fargo & Co.	352	02/16/24	USD	40.00	USD	1,733	(4,224)
Norfolk Southern Corp.	20	03/15/24	USD	200.00	USD	473	(2,550)
Oracle Corp.	129	03/15/24	USD	95.00	USD	1,360	(19,027)

							(291,665)

							$(962,861)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
TOPIX Banks Index	BNP Paribas SA	569,040	01/12/24	JPY	313.92	JPY	142,482	$—
TOPIX Banks Index	Goldman Sachs International	948,021	01/12/24	JPY	313.77	JPY	237,375	—
TOPIX Banks Index	JPMorgan Chase Bank N.A.	379,740	01/12/24	JPY	313.85	JPY	95,083	—

								$0

60	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock ESG Capital Allocation Term Trust (ECAT)

OTC Interest Rate Swaptions Written

	Paid by the Trust		Received by the Trust			Expiration	Exercise	Notional
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	Amount (000)		Value
Call
2-Year Interest Rate Swap, 01/25/24	3.45%	Semi-Annual	1-Day SOFR, 5.38%	Annual	Citibank N.A.	01/23/24	3.45%	USD	11,825	$(79,197)
2-Year Interest Rate Swap, 02/05/28	3.27%	Semi-Annual	1-Day SOFR, 5.38%	Annual	Deutsche Bank AG	02/01/24	3.27	USD	11,932	(57,557)
5-Year Interest Rate Swap, 03/03/29	2.50%	Annual	6-mo. EURIBOR, 3.86%	Semi-Annual	JPMorgan Chase Bank N.A.	03/01/24	2.50	EUR	7,713	(99,837)
10-Year Interest Rate Swap, 03/20/34	3.15%	Semi-Annual	1-Day SOFR, 5.38%	Annual	Citibank N.A.	03/18/24	3.15	USD	4,959	(39,640)
5-Year Interest Rate Swap, 03/20/29	2.68%	Annual	6-mo. EURIBOR, 3.86%	Semi-Annual	JPMorgan Chase Bank N.A.	03/18/24	2.68	EUR	6,317	(133,188)
2-Year Interest Rate Swap, 03/30/26	3.80%	Semi-Annual	1-Day SOFR, 5.38%	Annual	JPMorgan Chase Bank N.A.	03/28/24	3.80	USD	36,764	(184,254)
2-Year Interest Rate Swap, 10/26/26	3.30%	Semi-Annual	1-Day SOFR, 5.38%	Annual	JPMorgan Chase Bank N.A.	10/24/24	3.30	USD	19,216	(163,982)

										(757,655)

Put
2-Year Interest Rate Swap, 01/14/26	1-Day SOFR, 5.38%	Quarterly	5.15%	Annual	JPMorgan Chase Bank N.A.	01/12/24	5.15	USD	21,319	—
5-Year Interest Rate Swap, 03/03/29	6-mo. EURIBOR, 3.86%	Semi-Annual	3.45%	Annual	JPMorgan Chase Bank N.A.	03/01/24	3.45	EUR	7,713	(1,983)
2-Year Interest Rate Swap, 03/20/26	6-mo. EURIBOR, 3.86%	Semi-Annual	4.05%	Annual	BNP Paribas SA	03/18/24	4.05	EUR	8,856	(341)
5-Year Interest Rate Swap, 03/20/29	6-mo. EURIBOR, 3.86%	Semi-Annual	3.58%	Annual	JPMorgan Chase Bank N.A.	03/18/24	3.58	EUR	6,317	(1,768)
5-Year Interest Rate Swap, 03/29/29	1-Day SOFR, 5.38%	Quarterly	3.79%	Annual	JPMorgan Chase Bank N.A.	03/27/24	3.79	USD	17,015	(81,514)
2-Year Interest Rate Swap, 05/08/26	1-Day SOFR, 5.38%	Annual	4.50%	Annual	Goldman Sachs International	05/06/24	4.50	USD	12,488	(11,308)
10-Year Interest Rate Swap, 05/30/34	1-Day SOFR, 5.38%	Annual	4.42%	Annual	Citibank N.A.	05/28/24	4.42	USD	6,303	(20,843)
5-Year Interest Rate Swap, 06/01/29	6-mo. EURIBOR, 3.86%	Annual	3.40%	Annual	JPMorgan Chase Bank N.A.	05/30/24	3.40	EUR	12,412	(17,718)
2-Year Interest Rate Swap, 10/26/26	1-Day SOFR, 5.38%	Quarterly	5.00%	Annual	JPMorgan Chase Bank N.A.	10/24/24	5.00	USD	9,608	(7,592)
2-Year Interest Rate Swap, 11/23/26	1-Day SOFR, 5.38%	Annual	5.00%	Annual	JPMorgan Chase Bank N.A.	11/21/24	5.00	USD	24,755	(22,217)

										(165,284)

										$(922,939)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Trust	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
iTraxx.XO.38.V2	5.00%	Quarterly	12/20/27	EUR	831	$(92,693)	$(11,134)	$(81,559)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	61

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock ESG Capital Allocation Term Trust (ECAT)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Termination Date	Credit Rating	(a)		Notional Amount (000)	(b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.41.V2	5.00%	Quarterly	12/20/28	B		USD	3,316		$199,245	$100,321	$98,924

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Interest Rate Swaps

Paid by the Trust		Received by the Trust		Effective		Termination	Notional			Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate	Frequency	Date		Date	Amount (000)		Value	(Received)	(Depreciation)
1-Day SOFR, 5.38%	At Termination	5.45%	At Termination	N/A		10/02/24	USD	187,577	$620,961	$5,888	$615,073
28-Day MXIBTIIE, 11.50%	Monthly	9.78%	Monthly	N/A		02/04/25	MXN	46,651	(28,933)	5	(28,938)
28-Day MXIBTIIE, 11.50%	Monthly	9.79%	Monthly	N/A		02/04/25	MXN	23,326	(14,315)	2	(14,317)
28-Day MXIBTIIE, 11.50%	Monthly	9.80%	Monthly	N/A		02/04/25	MXN	23,326	(14,088)	2	(14,090)
28-Day MXIBTIIE, 11.50%	Monthly	9.95%	Monthly	N/A		02/07/25	MXN	510,185	(254,456)	63	(254,519)
1-Day SOFR, 5.38%	Annual	5.00%	Annual	N/A		10/02/25	USD	84,698	1,025,673	12,451	1,013,222
1-Day SOFR, 5.38%	At Termination	4.17%	At Termination	10/23/25	(a)	10/23/26	USD	9,509	94,727	17	94,710
1-Day SOFR, 5.38%	At Termination	4.21%	At Termination	10/27/25	(a)	10/27/26	USD	18,989	196,519	35	196,484
1-Day SOFR, 5.38%	Annual	3.47%	Annual	03/10/25	(a)	03/10/27	USD	4,700	27,178	21	27,157
1-Day SOFR, 5.38%	Annual	3.30%	Annual	10/23/25	(a)	10/23/27	USD	3,403	12,580	15	12,565
1-Day SOFR, 5.38%	Annual	4.20%	Annual	10/23/25	(a)	10/23/27	USD	4,949	98,448	23	98,425
1-Day SOFR, 5.38%	Annual	3.92%	Annual	11/03/25	(a)	11/03/27	USD	2,364	35,116	11	35,105
1-Day SOFR, 5.38%	Annual	3.95%	Annual	11/03/25	(a)	11/03/27	USD	2,364	36,388	11	36,377
1-Day SOFR, 5.38%	Annual	3.99%	Annual	11/03/25	(a)	11/03/27	USD	4,728	75,745	22	75,723
1-Day SOFR, 5.38%	Annual	4.07%	Annual	11/03/25	(a)	11/03/27	USD	9,541	167,437	43	167,394
1-Day SOFR, 5.38%	Annual	3.86%	Annual	11/10/25	(a)	11/10/27	USD	9,919	136,821	45	136,776
1-Day SONIA, 5.19%	Annual	4.86%	Annual	N/A		06/20/28	GBP	6,370	453,013	(15)	453,028
28-Day MXIBTIIE, 11.50%	Monthly	9.13%	Monthly	N/A		08/15/28	MXN	104,580	112,396	53	112,343
1-Day SOFR, 5.38%	Annual	4.42%	Annual	N/A		10/02/28	USD	135,611	4,794,132	30,746	4,763,386
1-Day SOFR, 5.38%	Annual	4.40%	Annual	N/A		10/31/28	USD	6,490	233,347	59	233,288
1-Day SONIA, 5.19%	Annual	4.12%	Annual	N/A		11/17/28	GBP	3,004	118,196	142	118,054
1-Day SONIA, 5.19%	Annual	4.12%	Annual	N/A		11/21/28	GBP	3,004	119,268	143	119,125
1-Day SOFR, 5.38%	Annual	3.25%	Annual	12/15/26	(a)	12/15/28	USD	21,108	29,164	96	29,068
1-Day SOFR, 5.38%	Annual	3.14%	Annual	05/12/28	(a)	05/12/33	USD	6,701	(63,052)	62	(63,114)
1-Day SOFR, 5.38%	Annual	4.31%	Annual	N/A		09/29/33	USD	26,166	1,715,663	2,222	1,713,441
3.46%	Annual	1-Day SOFR, 5.38%	Annual	12/15/26	(a)	12/15/36	USD	4,824	(23,538)	80	(23,618)
3.65%	Annual	1-Day SOFR, 5.38%	Annual	N/A		11/03/53	USD	2,577	(154,546)	83	(154,629)
1-Day SOFR, 5.38%	Annual	4.00%	Annual	N/A		11/03/53	USD	2,577	323,984	83	323,901

									$9,873,828	$52,408	$9,821,420

(a)	Forward Swap.

OTC Interest Rate Swaps

Paid by the Trust		Received by the Trust			Effective	Termination	Notional			Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate	Frequency	Counterparty	Date	Date	Amount (000)		Value	(Received)	(Depreciation)
1-Day BZDIOVER, 0.04%	At Termination	12.78%	At Termination	Morgan Stanley & Co. International PLC	N/A	01/02/25	BRL	136,435	$706,988	$—	$706,988
1-Day BZDIOVER, 0.04%	At Termination	13.15%	At Termination	JPMorgan Chase Bank N.A.	N/A	01/02/25	BRL	7,068	46,884	—	46,884
1-Day BZDIOVER, 0.04%	At Termination	13.18%	At Termination	JPMorgan Chase Bank N.A.	N/A	01/02/25	BRL	7,065	47,689	—	47,689

62	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock ESG Capital Allocation Term Trust (ECAT)

OTC Interest Rate Swaps (continued)

Paid by the Trust		Received by the Trust			Effective Date	Termination	Notional			Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate	Frequency	Counterparty		Date	Amount (000)		Value	(Received)	(Depreciation)
1-Day BZDIOVER, 0.04%	At Termination	13.22%	At Termination	Citibank N.A.	N/A	01/02/25	BRL	3,716	$25,692	$—	$25,692
1-Day BZDIOVER, 0.04%	At Termination	10.03%	At Termination	JPMorgan Chase Bank N.A.	N/A	01/04/27	BRL	14,158	6,014	—	6,014
1-Day BZDIOVER, 0.04%	At Termination	10.32%	At Termination	Barclays Bank PLC	N/A	01/04/27	BRL	29,050	73,170	—	73,170
1-Day BZDIOVER, 0.04%	At Termination	9.95%	At Termination	Citibank N.A.	N/A	01/04/27	BRL	14,191	(1,203)	—	(1,203)
1-Day BZDIOVER, 0.04%	At Termination	9.97%	At Termination	Bank of America N.A.	N/A	01/04/27	BRL	14,578	249	—	249
1-Day BZDIOVER, 0.04%	At Termination	9.99%	At Termination	Morgan Stanley & Co. International PLC	N/A	01/04/27	BRL	14,173	2,648	—	2,648

									$908,131	$—	$908,131

OTC Total Return Swaps

Paid by the Trust		Received by the Trust			Effective Date	Termination	Notional			Upfront Premium Paid	Unrealized Appreciation
Rate/Reference	Frequency	Rate/Reference	Frequency	Counterparty		Date	Amount (000)		Value	(Received)	(Depreciation)
1-Day SOFR minus 0.35%, 5.38%	At Termination	iShares iBoxx $ High Yield Corporate Bond ETF	At Termination	BNP Paribas SA	N/A	03/15/24	USD	2,515	$39,990	$—	$39,990
1-Day SOFR minus 0.35%, 5.38%	At Termination	iShares iBoxx $ High Yield Corporate Bond ETF	At Termination	BNP Paribas SA	N/A	03/15/24	USD	3,834	54,414	—	54,414
1-Day SOFR minus 0.35%, 5.38%	At Termination	iShares iBoxx $ High Yield Corporate Bond ETF	At Termination	JPMorgan Chase Bank N.A.	N/A	03/15/24	USD	2,513	41,985	—	41,985
1-Day SOFR minus 0.25%, 5.38%	At Termination	iShares iBoxx $ High Yield Corporate Bond ETF	At Termination	BNP Paribas SA	N/A	03/15/24	USD	4,983	20,628	—	20,628
1-Day SOFR minus 0.13%, 5.38%	At Termination	iShares iBoxx $ High Yield Corporate Bond ETF	At Termination	Goldman Sachs International	N/A	03/15/24	USD	5,085	20,823	—	20,823
1-Day SOFR minus 0.13%, 5.38%	At Termination	iShares iBoxx $ High Yield Corporate Bond ETF	At Termination	JPMorgan Chase Bank N.A.	N/A	03/15/24	USD	5,085	20,823	—	20,823
1-Day SOFR minus 0.10%, 5.38%	At Termination	iShares iBoxx $ High Yield Corporate Bond ETF	At Termination	JPMorgan Chase Bank N.A.	N/A	03/15/24	USD	2,513	41,881	—	41,881

									$240,544	$—	$240,544

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	63

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock ESG Capital Allocation Term Trust (ECAT)

Balances Reported in the Consolidated Statements of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value

Centrally Cleared Swaps(a)	$152,744	$(11,149)	$10,473,569	$(634,784)	$—
OTC Swaps	—	—	1,149,878	(1,203)	—
Options Written	N/A	N/A	626,287	(847,571)	(1,885,800)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$95,313	$—	$3,569,507	$—	$6,546,994	$—	$10,211,814
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	377,267	—	—	377,267
Options purchased
Investments at value — unaffiliated(b)	—	4,985	4,914,735	—	2,253,527	6,171	7,179,418
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	98,924	—	—	10,374,645	—	10,473,569
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	240,544	—	909,334	—	1,149,878

	$95,313	$103,909	$8,724,786	$377,267	$20,084,500	$6,171	$29,391,946

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$538,942	$—	$5,038,995	$—	$5,577,937
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	1,822,549	—	—	1,822,549
Options written
Options written at value	—	—	962,861	—	922,939	—	1,885,800
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	81,559	—	—	553,225	—	634,784
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received .	—	—	—	—	1,203	—	1,203

	$—	$81,559	$1,501,803	$1,822,549	$6,516,362	$—	$9,922,273

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Consolidated Schedule of Investments. In the Consolidated Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

For the period ended December 31, 2023, the effect of derivative financial instruments in the Consolidated Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$3,579	$—	$23,164,221	$—	$4,176,840	$—	$27,344,640
Forward foreign currency exchange contracts	—	—	—	4,292,829	—	—	4,292,829
Options purchased(a)	—	(42,196)	(250,430)	(7,609)	(194,690)	(172,187)	(667,112)
Options written	—	5,943	7,604,439	(41,859)	792,063	—	8,360,586
Swaps	—	696,213	(128,957)	—	(7,522,723)	—	(6,955,467)

	$3,579	$659,960	$30,389,273	$4,243,361	$(2,748,510)	$(172,187)	$32,375,476

64	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock ESG Capital Allocation Term Trust (ECAT)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$95,313	$—	$8,491,811	$—	$(530,233)	$—	$8,056,891
Forward foreign currency exchange contracts	—	—	—	(1,287,774)	—	—	(1,287,774)
Options purchased(b)	—	(15,596)	2,371,390	—	1,327,731	(14,361)	3,669,164
Options written	—	—	(869,756)	—	756,355	—	(113,401)
Swaps	—	(385,196)	1,496,655	—	10,865,220	—	11,976,679

	$95,313	$(400,792)	$11,490,100	$(1,287,774)	$12,419,073	$(14,361)	$22,301,559

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$390,694,105
Average notional value of contracts — short	$203,064,732
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$362,310,471
Average amounts sold — in USD	$36,527,883
Options:
Average value of option contracts purchased	$4,436,874
Average value of option contracts written	$1,781,940
Average notional value of swaption contracts purchased	$63,208,960
Average notional value of swaption contracts written	$302,863,246
Credit default swaps:
Average notional value — buy protection	$3,563,895
Average notional value — sell protection	$829,100
Interest rate swaps:
Average notional value — pays fixed rate	$2,975,138
Average notional value — receives fixed rate	$427,368,770
Total return swaps:
Average notional value	$20,311,755

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities

Derivative Financial Instruments
Futures contracts	$551,395		$684,493
Forward foreign currency exchange contracts	377,267		1,822,549
Options	7,179,418	(a)	1,885,800
Swaps — centrally cleared	—		77,894
Swaps — OTC(b)	1,149,878		1,203

Total derivative assets and liabilities in the Consolidated Statements of Assets and Liabilities	9,257,958		4,471,939

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(5,465,948)		(1,725,248)

Total derivative assets and liabilities subject to an MNA	$3,792,010		$2,746,691

(a)

Includes options purchased at value which is included in Investments at value — unaffiliated in the Consolidated Statements of Assets and Liabilities and reported in the Consolidated Schedule of Investments.

(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Consolidated Statements of Assets and Liabilities.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	65

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock ESG Capital Allocation Term Trust (ECAT)

The following table presents the Trust’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-Cash Collateral Received	Cash Collateral Received	(b)	Net Amount of Derivative Assets	(c)(d)
Bank of America N.A.	$249	$—		$—	$—		$249
Barclays Bank PLC	86,574	(3,955)		—	—		82,619
BNP Paribas SA	143,009	(69,848)		—	—		73,161
Citibank N.A.	735,366	(206,532)		—	(528,834)		—
Deutsche Bank AG	275,092	(162,605)		—	—		112,487
Goldman Sachs International	225,013	(225,013)		—	—		—
JPMorgan Chase Bank N.A.	1,541,643	(714,053)		—	(827,590)		—
Morgan Stanley & Co. International PLC	760,800	(60,140)		—	(430,000)		270,660
The Bank of New York Mellon	14,093	(14,093)		—	—		—
UBS AG	9,282	(1,781)		—	—		7,501
Westpac Banking Corp.	889	—		—	—		889

	$3,792,010	$(1,458,020)		$—	$(1,786,424)		$547,566

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(c)(e)
Barclays Bank PLC	$3,955	$(3,955)		$—	$—	$—
BNP Paribas SA	69,848	(69,848)		—	—	—
Citibank N.A.	206,532	(206,532)		—	—	—
Deutsche Bank AG	162,605	(162,605)		—	—	—
Goldman Sachs International	740,086	(225,013)		—	—	515,073
JPMorgan Chase Bank N.A.	714,053	(714,053)		—	—	—
Morgan Stanley & Co. International PLC	60,140	(60,140)		—	—	—
Societe Generale	6,978	—		—	—	6,978
Standard Chartered Bank	686,610	—		—	—	686,610
The Bank of New York Mellon	94,103	(14,093)		—	—	80,010
UBS AG	1,781	(1,781)		—	—	—

	$2,746,691	$(1,458,020)		$—	$—	$1,288,671

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Net amount represents the net amount receivable from the counterparty in the event of default.
(e)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Consolidated Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$64,311,503	$500,050	$64,811,553
Common Stocks
Canada	5,656,753	—	—	5,656,753
China	—	12,368,287	—	12,368,287
Finland	—	10,015,447	—	10,015,447

66	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock ESG Capital Allocation Term Trust (ECAT)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Common Stocks (continued)
France	$2,964,720	$77,325,509	$—	$80,290,229
Germany	1,004,835	28,519,758	—	29,524,593
Hong Kong	—	3,425,453	—	3,425,453
India	—	3,348,157	—	3,348,157
Ireland	—	7,937,134	—	7,937,134
Israel	3,902,416	—	—	3,902,416
Italy	—	16,466,014	—	16,466,014
Japan	—	42,580,825	—	42,580,825
Netherlands	—	40,016,800	—	40,016,800
Norway	759,360	—	—	759,360
South Korea	—	8,095,003	—	8,095,003
Spain	—	6,576,827	—	6,576,827
Sweden	—	3,258,901	—	3,258,901
Switzerland	5,376,795	29,566,928	—	34,943,723
Taiwan	11,945,024	—	—	11,945,024
United Kingdom	10,273,704	24,419,880	244,393	34,937,977
United States	689,321,233	—	3,228,115	692,549,348
Corporate Bonds	—	152,460,209	34,946,485	187,406,694
Fixed Rate Loan Interests	—	—	4,062,028	4,062,028
Floating Rate Loan Interests	—	5,199,136	24,747,984	29,947,120
Foreign Agency Obligations	—	8,412,951	—	8,412,951
Investment Companies	12,437,473	—	—	12,437,473
Municipal Bonds	—	2,496,447	—	2,496,447
Non-Agency Mortgage-Backed Securities	—	34,263,913	—	34,263,913
Preferred Securities
Capital Trust	—	225,000	—	225,000
Preferred Stocks	—	2,487,113	16,583,496	19,070,609
U.S. Government Sponsored Agency Securities	—	123,156,129	—	123,156,129
U.S. Treasury Obligations	—	6,995,135	—	6,995,135
Warrants	—	—	715,474	715,474
Short-Term Securities
Money Market Funds	378,536,662	—	—	378,536,662
Options Purchased
Credit Contracts	—	4,985	—	4,985
Equity Contracts	4,914,553	182	—	4,914,735
Interest Rate Contracts	—	2,253,527	—	2,253,527
Other Contracts	—	6,171	—	6,171
Unfunded Floating Rate Loan Interests(a)	—	—	2,464	2,464
Liabilities
Unfunded Floating Rate Loan Interests(a)	—	—	(47,298)	(47,298)

	$1,127,093,528	$716,193,324	$84,983,191	1,928,270,043

Investments Valued at NAV(b)				3,509,133

				$1,931,779,176

Derivative Financial Instruments(c)
Assets
Commodity Contracts	$95,313	$—	$—	$95,313
Credit Contracts	—	98,924	—	98,924
Equity Contracts	3,496,795	313,256	—	3,810,051
Foreign Currency Exchange Contracts	—	377,267	—	377,267
Interest Rate Contracts	6,546,994	11,283,979	—	17,830,973
Liabilities
Credit Contracts	—	(81,559)	—	(81,559)
Equity Contracts	(1,437,910)	(63,893)	—	(1,501,803)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	67

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock ESG Capital Allocation Term Trust (ECAT)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments(c)
Foreign Currency Exchange Contracts	$—	$(1,822,549)	$—	$(1,822,549)
Interest Rate Contracts	(5,038,995)	(1,477,367)	—	(6,516,362)

	$3,662,197	$8,628,058	$—	$12,290,255

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)	Certain investments of the Trust were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)

Derivative financial instruments are swaps, futures contracts and options written. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Fixed Rate Loan Interests	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Preferred Stocks

Assets
Opening balance, as of December 31, 2022	$343,613	$8,327,854	$9,087,060	$—	$36,182,630	$1,236,659	$16,001,110
Transfers into Level 3	—	—	—	—	—	—	—
Transfers out of Level 3	(343,613)	—	—	—	—	(1,236,659)	—
Other(a)	—	(7,447,709)	10,387,480	4,020,197	(14,407,677)	—	7,447,709
Accrued discounts/premiums	—	—	163,342	8,613	46,102	—	—
Net realized gain (loss)	—	—	(540,237)	—	33,806	—	—
Net change in unrealized appreciation (depreciation)(b)(c)	50	(2,079,302)	1,079,788	33,218	449,850	—	(2,851,859)
Purchases	500,000	4,671,789	24,304,527	—	17,118,702	—	345,314
Sales	—	(124)	(9,535,475)	—	(14,675,429)	—	(4,358,778)

Closing balance, as of December 31, 2023	$500,050	$3,472,508	$34,946,485	$4,062,028	$24,747,984	$—	$16,583,496

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2023(c)	$50	$(2,051,490)	$541,604	$33,218	$(9,972)	$—	$(1,373,640)

	Unfunded Floating Rate Loan Interest	Warrants	Total
Assets
Opening balance, as of December 31, 2022	$(2,950)	$1,079,629	$72,255,605
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	(1,580,272)
Other(a)	—	—	—
Accrued discounts/premiums	—	—	218,057
Net realized gain (loss)	—	—	(506,431)
Net change in unrealized appreciation (depreciation)(b)(c)	(41,884)	(364,156)	(3,774,295)
Purchases	—	61,806	47,002,138
Sales	—	(61,805)	(28,631,611)

Closing balance, as of December 31, 2023	$(44,834)	$715,474	$84,983,191

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2023(c)	$(44,834)	$(424,725)	$(3,329,789)

(a)	Certain Level 3 investments were re-classified between Common Stocks, Corporate Bonds, Fixed Rate Loan Interests, Floating Rate Loan Interests and Preferred Stocks.
(b)	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statements of Operations.
(c)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2023 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Valuation Committee (the “Valuation Committee”) to determine the value of certain of the Trust’s Level 3 financial instruments as of period end. The table does not include Level 3 financial instruments with values based upon

68	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock ESG Capital Allocation Term Trust (ECAT)

unadjusted third-party pricing information in the amount of $4,131,302. A significant change in third party information could result in a significantly lower or higher value of such Level 3 financial instruments.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	(a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets
Common Stocks	$3,472,508	Market	Gross Profit Multiple	15.00x		—
			Direct Profit Multiple	4.50x		—
			Time to Exit	0.1 - 3.0 years		2.9 years
			Volatility	80% -88%		80%

Corporate Bonds	34,946,485	Income	Discount Rate	12% - 56%		19%

Floating Rate Loan Interests	21,071,902	Income	Discount Rate	7% - 15%		11%

Fixed Rate Loan Interests	4,062,028	Income	Credit Spread	819		—

Preferred Stock	16,583,496	Market	Revenue Multiple	6.25x - 31.00x		18.52x
			Time to Exit	2.0 - 3.0 years		2.2 years
			Volatility	50% - 90%		70%
			EBITDA Multiple	7.50x		—

Warrants	715,470	Market	Revenue Multiple	4.22x -31.00x		12.65x
			Volatility	36% - 88%		59%
			Time to Exit	0.1 - 2.0 years		1.9 years
		Income	Discount Rate	26%		—

	$80,851,889

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.

See notes to consolidated financial statements.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	69

Consolidated Statements of Assets and Liabilities

December 31, 2023

	BCAT	ECAT

ASSETS
Investments, at value — unaffiliated(a)(b)	$1,889,380,164	$1,539,484,084
Investments, at value — affiliated(c)	92,174,403	392,339,926
Cash	2,088,026	204,129
Cash pledged:
Futures contracts	13,612,000	10,308,000
Centrally cleared swaps	13,757,000	10,235,000
Foreign currency, at value(d)	4,838,585	3,487,037
Receivables:
Investments sold	16,479,598	10,324,414
Options written	10,175	10,175
Securities lending income — affiliated	—	1,871
Swaps	340,832	56,677
Dividends — unaffiliated	1,388,339	1,565,125
Dividends — affiliated	332,573	1,449,330
Interest — unaffiliated	9,451,580	4,766,462
From custodian	772,356	1,146,112
Variation margin on futures contracts	1,397,919	551,395
Variation margin on centrally cleared swaps	47,302	—
Swap premiums paid	219,310	—
Unrealized appreciation on:
Forward foreign currency exchange contracts	345,264	377,267
OTC swaps	1,661,787	1,149,878
Unfunded floating rate loan interests	191	2,464

Prepaid expenses	16,664	389,582

Total assets	2,048,314,068	1,977,848,928

LIABILITIES
Due to broker	780,000	—
Cash received:
Collateral — OTC derivatives	2,760,000	2,170,000
Collateral — TBA commitments	4,714,000	1,860,000
Collateral on securities loaned	—	3,506,271
Options written, at value(e)	3,096,845	1,885,800
Payables:
Investments purchased	175,044,728	124,804,145
Swaps	1,100,563	—
Accounting services fees	76,506	67,951
Custodian fees	73,377	45,224
Deferred foreign capital gain tax	3,070	3,771
Interest expense and fees	118,403	—
Investment advisory fees	1,926,227	1,878,660
Trustees’ and Officer’s fees	79,235	75,767
Options written	25,318	25,318
Other accrued expenses	74,768	54,522
Professional fees	290,493	124,487
Proxy fees	63,856	—
Transfer agent fees	20,026	18,630
Variation margin on futures contracts	1,128,809	684,493
Variation margin on centrally cleared swaps	—	77,894
Swap premiums received	71,042	—

70	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Statements of Assets and Liabilities (continued)

December 31, 2023

	BCAT	ECAT
Unrealized depreciation on:
Forward foreign currency exchange contracts	2,343,367	1,822,549
OTC swaps	778,002	1,203
Unfunded floating rate loan interests	49,569	47,298

Total liabilities	194,618,204	139,153,983

Commitments and contingent liabilities

NET ASSETS	$1,853,695,864	$1,838,694,945

NET ASSETS CONSIST OF
Paid-in capital(f)(g)(h)	$1,990,725,834	$1,879,911,949
Accumulated loss	(137,029,970)	(41,217,004)

NET ASSETS	$1,853,695,864	$1,838,694,945

Net asset value	$17.25	$18.05

(a) Investments, at cost — unaffiliated	$1,824,881,681	$1,428,385,026
(b) Securities loaned, at value	$—	$3,399,974
(c) Investments, at cost — affiliated	$91,723,637	$392,057,398
(d) Foreign currency, at cost	$4,922,193	$3,484,218
(e) Premiums received	$3,069,547	$1,664,516
(f) Shares outstanding	107,461,816	101,893,121
(g) Shares authorized	Unlimited	Unlimited
(h) Par value	$0.001	$0.001

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	71

Consolidated Statements of Operations

Year Ended December 31, 2023

	BCAT	ECAT

INVESTMENT INCOME
Dividends — unaffiliated	$19,677,382	$17,301,704
Dividends — affiliated	3,574,473	10,795,901
Interest — unaffiliated	61,500,230	32,299,366
Securities lending income — affiliated — net	—	37,718
Other income — unaffiliated	370,553	128,660
Foreign taxes withheld	(1,038,382)	(1,235,525)

Total investment income	84,084,256	59,327,824

EXPENSES
Investment advisory	22,968,449	22,255,842
Proxy	341,041	971,637
Custodian	214,749	196,710
Accounting services	214,120	191,320
Professional	171,959	205,667
Trustees and Officer	110,450	107,150
Transfer agent	94,040	65,690
Registration	37,165	35,397
Offering	14,957	—
Printing and postage	5,613	43,911
Miscellaneous	204,239	211,917

Total expenses excluding interest expense	24,376,782	24,285,241
Interest expense and fees	1,397,752	868

Total expenses	25,774,534	24,286,109
Less:
Fees waived and/or reimbursed by the Manager	(268,349)	(744,091)

Total expenses after fees waived and/or reimbursed	25,506,185	23,542,018

Net investment income	58,578,071	35,785,806

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(47,700,734)	(47,319,441)
Investments — affiliated	(203,074)	(283,095)
Forward foreign currency exchange contracts	(1,859,579)	4,292,829
Foreign currency transactions	(229,892)	(226,234)
Futures contracts	(2,547,580)	27,344,640
Options written	14,826,207	8,360,586
Swaps	(19,095,656)	(6,955,467)

	(56,810,308)	(14,786,182)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(a)	184,529,818	254,544,550
Investments — affiliated	1,068,296	715,278
Forward foreign currency exchange contracts	4,484,993	(1,287,774)
Foreign currency translations	161,363	70,980
Futures contracts	(15,685,586)	8,056,891
Options written	5,114,814	(113,401)
Swaps	23,327,092	11,976,679
Unfunded floating rate loan interests	(44,336)	(41,884)

	202,956,454	273,921,319

Net realized and unrealized gain	146,146,146	259,135,137

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$204,724,217	$294,920,943

(a) Net of reduction in/(increase in) deferred foreign capital gain tax of	$110,936	$(3,771)

See notes to consolidated financial statements.

72	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BCAT(a)		ECAT

	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/23 (a)	Year Ended 12/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$58,578,071	$55,631,648	$35,785,806	$18,954,913
Net realized loss	(56,810,308)	(79,620,786)	(14,786,182)	(113,097,041)
Net change in unrealized appreciation (depreciation)	202,956,454	(298,534,539)	273,921,319	(218,754,424)

Net increase (decrease) in net assets resulting from operations	204,724,217	(322,523,677)	294,920,943	(312,896,552)

DISTRIBUTIONS TO SHAREHOLDERS(b)
From net investment income and net realized gain	(62,938,896)	(109,547,627)	(35,941,083)	(60,724,637)
Return of capital	(99,719,802)	(28,661,646)	(114,889,303)	(64,828,979)

Decrease in net assets resulting from distributions to shareholders	(162,658,698)	(138,209,273)	(150,830,386)	(125,553,616)

CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	(9,718,056)	(50,901,644)	(7,268,837)	(47,257,972)

NET ASSETS
Total increase (decrease) in net assets	32,347,463	(511,634,594)	136,821,720	(485,708,140)
Beginning of year	1,821,348,401	2,332,982,995	1,701,873,225	2,187,581,365

End of year	$1,853,695,864	$1,821,348,401	$1,838,694,945	$1,701,873,225

(a)	Consolidated Statement of Changes in Net Assets.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	73

Consolidated Statements of Cash Flows

Year Ended December 31, 2023

	BCAT	ECAT

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$204,724,217	$294,920,943
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments and principal paydowns/payups	4,813,361,134	4,702,306,565
Purchases of long-term investments	(4,660,549,746)	(4,281,090,839)
Net purchases of short-term securities	(28,019,571)	(344,564,842)
Amortization of premium and accretion of discount on investments and other fees	(1,291,894)	(3,287,727)
Premiums paid on closing options written	(13,728,527)	(10,143,412)
Premiums received from options written	25,875,839	20,266,153
Net realized loss on investments and options written	31,976,644	37,351,095
Net unrealized appreciation on investments, options written, swaps, foreign currency translations and unfunded floating rate loan interests	(196,838,955)	(256,296,306)
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(12,021)	(1,383,328)
Dividends — unaffiliated	(327,276)	(571,988)
From custodian	(772,356)	(1,146,112)
Interest — unaffiliated	(289,120)	1,069,953
Securities lending income — affiliated	—	(1,871)
Swaps	249,865	498,167
Variation margin on futures contracts	764,896	285,357
Variation margin on centrally cleared swaps	(47,302)	—
Swap premiums paid	(218,916)	371
Prepaid expenses	(1,625)	(375,256)
Deferred offering costs	14,957	—
Increase (Decrease) in Liabilities
Due to broker	496,999	—
Cash received
Collateral — OTC derivatives	1,550,000	2,170,000
Collateral — TBA commitments	4,703,000	1,860,000
Collateral on securities loaned	—	3,506,271
Payables
Swaps	976,593	(187,482)
Accounting services fees	(3,311)	1,670
Custodian fees	(12,176)	6,480
Deferred foreign capital gain tax	(110,936)	3,771
Investment advisory fees	(21,990)	25,507
Trustees’ and Officer’s fees	64,942	63,138
Other accrued expenses	(201)	22,975
Professional fees	(99,988)	(51,752)
Proxy fees	63,856	—
Transfer agent fees	(16,631)	(13,404)
Variation margin on futures contracts	(350,010)	372,541
Variation margin on centrally cleared swaps	(314,903)	(10,488)
Swap premiums received	(469,793)	—

Net cash provided by operating activities	181,325,694	165,606,150

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to shareholders	(164,289,173)	(151,812,125)
Net payments on redemption of capital shares	(11,498,106)	(8,967,481)
Decrease in bank overdraft	(1,804,769)	—

Net cash used for financing activities	(177,592,048)	(160,779,606)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	43,500	(257)

74	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Statements of Cash Flows (continued)

Year Ended December 31, 2023

	BCAT	ECAT

CASH AND FOREIGN CURRENCY
Net increase in restricted and unrestricted cash and foreign currency	$3,777,146	$4,826,287
Restricted and unrestricted cash and foreign currency at beginning of year	30,518,465	19,407,879

Restricted and unrestricted cash and foreign currency at end of year	$34,295,611	$24,234,166

SUPPLEMENTAL DISCLOSURE OFCASH FLOW INFORMATION
Cash paid during the year for interest expense	$1,397,752	$868

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF YEAR TO THE CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES
Cash	$2,088,026	$204,129
Cash pledged
Futures contracts	13,612,000	10,308,000
Centrally cleared swaps	13,757,000	10,235,000
Foreign currency at value	4,838,585	3,487,037

	$34,295,611	$24,234,166

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	75

Financial Highlights

(For a share outstanding throughout each period)

	BCAT

	Year Ended 12/31/23	(a)	Year Ended 12/31/22 (a)	Year Ended 12/31/21 (a)	Period from 09/28/20 to 12/31/20	(b)

Net asset value, beginning of period	$16.84		$20.90	$21.05	$20.00

Net investment income(c)	0.55		0.50	0.53	0.04
Net realized and unrealized gain (loss)	1.37		(3.31)	0.57	1.11

Net increase (decrease) from investment operations	1.92		(2.81)	1.10	1.15

Distributions(d)
From net investment income	(0.58)		(0.99)	(0.75)	(0.03)
From net realized gain	—		—	(0.03)	(0.07)
Return of capital	(0.93)		(0.26)	(0.47)	—

Total distributions	(1.51)		(1.25)	(1.25)	(0.10)

Net asset value, end of period	$17.25		$16.84	$20.90	$21.05

Market price, end of period	$14.95		$13.87	$19.45	$21.77

Total Return(e)
Based on net asset value	13.24%		(12.61)%	5.44%	5.77	%(f)

Based on market price	19.16%		(22.66)%	(5.12)%	9.39	%(f)

Ratios to Average Net Assets(g)
Total expenses	1.40	%(h)	1.58%	1.61%	1.30	%(i)

Total expenses after fees waived and/or reimbursed	1.39	%(h)	1.57%	1.60%	1.26	%(i)

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs	1.31	%(h)	1.42%	1.51%	1.26	%(i)

Net investment income	3.19%		2.77%	2.49%	0.84	%(i)

Supplemental Data
Net assets, end of period (000)	$1,853,696		$1,821,348	$2,332,983	$2,351,695

Borrowings outstanding, end of period (000)	$—		$—	$687,791	$—

Asset coverage, end of year per $1,000 of bank borrowings	$—		$—	$6,290	$—

Portfolio turnover rate(j)	234	%(k)	98%	90%	13%

(a)	Consolidated Financial Highlights.
(b)	Commencement of operations.
(c)	Based on average shares outstanding.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)

Includes non-recurring expenses of proxy costs and offering costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs would have been 1.38%, 1.37% and 1.29%, respectively.

(i)	Annualized.
(j)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 12/31/23	(a)	Year Ended 12/31/22	(a)	Year Ended 12/31/21	(a)	Period from 09/28/20 to 12/31/20	(b)

Portfolio turnover rate (excluding MDRs)	135%		88%		86%		13%

(k)	Excludes underlying investments in total return swaps.

See notes to consolidated financial statements.

76	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	ECAT

	Year Ended 12/31/23	(a)	Year Ended 12/31/22	Period from 09/27/21 to 12/31/21	(b)

Net asset value, beginning of period	$16.62		$20.69	$20.00

Net investment income (loss)(c)	0.35		0.18	(0.04)
Net realized and unrealized gain (loss)	2.56		(3.05)	0.83

Net increase (decrease) from investment operations	2.91		(2.87)	0.79

Distributions(d)
From net investment income	(0.35)		(0.50)	(0.05)
From net realized gain	—		(0.08)	(0.05)
Return of capital	(1.13)		(0.62)	—

Total distributions	(1.48)		(1.20)	(0.10)

Net asset value, end of period	$18.05		$16.62	$20.69

Market price, end of period	$16.13		$13.43	$18.65

Total Return(e)
Based on net asset value	19.50%		(12.89)%	4.00	%(f)

Based on market price	32.15%		(21.91)%	(6.25	)%(f)

Ratios to Average Net Assets(g)
Total expenses	1.36	%(h)	1.29%	1.30%

Total expenses after fees waived and/or reimbursed	1.32	%(h)	1.28%	1.30	%(i)

Net investment income (loss)	2.01%		1.02%	(0.77	)%(i)

Supplemental Data
Net assets, end of period (000)	$1,838,695		$1,701,873	$2,187,581

Portfolio turnover rate(j)	246%		106%	15%

(a)	Consolidated Financial Highlights.
(b)	Commencement of operations.
(c)	Based on average shares outstanding.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Includes non-recurring expenses of proxy cost. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 1.31% and 1.27%, respectively.
(i)	Annualized.
(j)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 12/31/23	(a)	Year Ended 12/31/22	Period from 09/27/21 to 12/31/21	(b)

Portfolio turnover rate (excluding MDRs)	152%		95%	15%

See notes to consolidated financial statements.

F I N A N C I A L H I G H L I G H T S	77

Notes to Consolidated Financial Statements

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification

BlackRock Capital Allocation Term Trust	BCAT	Maryland	Diversified*
BlackRock ESG Capital Allocation Term Trust	ECAT	Maryland	Non-diversified

*	The Trust’s classification changed from non-diversified to diversified during the reporting period.

The Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

On March 31, 2023, the Board approved a proposal to change the name of BlackRock Capital Allocation Trust and BlackRock ESG Capital Allocation Trust, effective as of April 05, 2023, to BlackRock Capital Allocation Term Trust and BlackRock ESG Capital Allocation Term Trust, respectively. There were no changes to the Trusts’ investment policies or strategies in conjunction with the name changes.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Fixed-Income Complex.

Basis of Consolidation: The accompanying consolidated financial statements of BCAT include the account of Cayman Capital Allocation Fund, Ltd. (the “BCAT Cayman Subsidiary”), which is a wholly-owned subsidiary of BCAT and primarily invests in commodity-related instruments and other derivatives. The BCAT Cayman Subsidiary enables BCAT to hold these commodity-related instruments and satisfy regulated investment company tax requirements. BCAT may invest up to 25% of its total assets in the BCAT Cayman Subsidiary. The net assets of the BCAT Cayman Subsidiary as of period end were $4,707,381, which is 0.3% of BCAT’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The BCAT Cayman Subsidiary is subject to the same investment policies and restrictions that apply to BCAT, except that the BCAT Cayman Subsidiary may invest without limitation in commodity-related instruments.

The accompanying consolidated financial statements of ECAT include the account of Cayman ESG Capital Allocation Fund, Ltd. (the “ECAT Cayman Subsidiary”, and together with the BCAT Cayman Subsidiary, the “Cayman Subsidiaries”), which is a wholly-owned subsidiary of the ECAT and primarily invests in commodity-related instruments and other derivatives. The ECAT Cayman Subsidiary enables ECAT to hold these commodity related instruments and satisfy regulated investment company tax requirements. ECAT may invest up to 25% of its total assets in the ECAT Cayman Subsidiary. The net assets of the ECAT Cayman Subsidiary as of period end were $106,207, which is less than 0.1% of ECAT’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The ECAT Cayman Subsidiary is subject to the same investment policies and restrictions that apply to ECAT, except that the ECAT Cayman Subsidiary may invest without limitation in commodity-related instruments.

The accompanying consolidated financial statements of BCAT include the account of BCAT Subsidiary LLC (the “BCAT Taxable Subsidiary”), which is a wholly-owned subsidiary of BCAT and primarily invests in commodity-related instruments and other derivatives. The BCAT Taxable Subsidiary enables BCAT to hold these commodity-related instruments and satisfy regulated investment company tax requirements. BCAT may invest up to 25% of its total assets in the BCAT Taxable Subsidiary. The net assets of the BCAT Taxable Subsidiary as of period end were $2,817,687, which is 0.2% of BCAT’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The BCAT Taxable Subsidiary is subject to the same investment policies and restrictions that apply to BCAT, except that the BCAT Taxable Subsidiary may invest without limitation in commodity-related instruments.

2.	SIGNIFICANT ACCOUNTING POLICIES

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Trusts are informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. For convertible securities, premiums attributable to the debt instrument are amortized, but premiums attributable to the conversion feature are not amortized.

Foreign Currency Translation: Each Trust’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

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Notes to Consolidated Financial Statements (continued)

Each Trust does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Trust reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Trusts may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Trust invests. These foreign taxes, if any, are paid by each Trust and are reflected in its Consolidated Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of December 31, 2023, if any, are disclosed in the Consolidated Statements of Assets and Liabilities.

The Trusts file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Trusts may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Consolidated Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Bank Overdraft: The Trusts had outstanding cash disbursements exceeding deposited cash amounts at the custodian during the reporting period. The Trusts are obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Consolidated Statements of Operations.

Collateralization: If required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions paid by the Trusts are recorded on the ex-dividend dates. Subject to the Trusts’ managed distribution plan, the Trusts intend to make monthly cash distributions to shareholders, which may consist of net investment income, and net realized and unrealized gains on investments and/or return of capital.

The character of distributions is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital. See Income Tax Information note for the tax character of each Trust’s distributions paid during the period.

Net income and realized gains from investments held by the Cayman Subsidiaries are treated as ordinary income for tax purposes. If a net loss is realized by the Cayman Subsidiaries in any taxable year, the loss will generally not be available to offset the Trusts’ ordinary income and/or capital gains for that year.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the trustees who are not “interested persons” of the Trusts, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Consolidated Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the BlackRock Fixed-Income Complex and reflected as Trustees and Officer expense on the Consolidated Statements of Operations. The Trustees and Officer expense may be negative as a result of a decrease in value of the deferred accounts.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Trust’s investments are valued at fair value (also referred to as “market value” within the consolidated financial statements) each day that the Trust is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of each Trust’s Manager as the valuation designee for each Trust. Each Trust determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

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Notes to Consolidated Financial Statements (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•

Exchange-traded funds (“ETFs”) and closed-end funds traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. ETFs and closed-end funds traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•

The Trusts value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Trusts use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services
Market approach	(i) recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
(ii) recapitalizations and other transactions across the capital structure; and
(iii) market multiples of comparable issuers.
Income approach	(i) future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
(ii) quoted prices for similar investments or assets in active markets; and

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Notes to Consolidated Financial Statements (continued)

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services
(iii) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.
Cost approach	(i) audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
(iii) relevant news and other public sources; and
(iv) known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involves a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Trust. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Trust is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Trust could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of December 31, 2023, certain investments of BCAT and ECAT were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The

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Notes to Consolidated Financial Statements (continued)

ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the Secured Overnight Financing Rate (“SOFR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

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Notes to Consolidated Financial Statements (continued)

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Trusts may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, a fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Consolidated Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Consolidated Statements of Assets and Liabilities and Consolidated Statements of Operations. As of period end, the Trusts had the following unfunded floating rate loan interests:

Trust Name	Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)

BCAT	CML ST Regis Aspen	$62,617	$62,427	$62,618	$191
	Coreweave Compute Acquisition Co. II, LLC	2,988,801	2,988,801	2,940,382	(48,419)
	Helios Service Partners LLC	534,813	532,647	531,497	(1,150)
	Vedanta Hold Mauritius II Ltd.	1,963,000	1,963,000	1,963,000	—

					$(49,378)

ECAT	Coreweave Compute Acquisition Co. II, LLC	$2,919,622	$2,919,622	$2,872,324	(47,298)
	Helios Service Partners LLC	525,410	519,689	522,153	2,464

					$(44,834)

Forward Commitments, When-Issued and Delayed Delivery Securities: The Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions. These types of securities may be considered unfunded and may obligate the Trusts to make future cash payments. An unfunded commitment is marked-to-market and any unrealized appreciation (depreciation) is separately presented in the Consolidated Statements of Assets and Liabilities and Consolidated Statements of Operations.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date, if there are expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.

In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Consolidated Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Consolidated Schedules of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Trusts may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and a fund realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Commitments: Commitments are agreements to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. Such agreements may obligate a fund to make future cash payments. As of December 31, 2023, BCAT and ECAT had outstanding commitments of $7,014,804 and $1,183,000, respectively. These commitments are not included in the net assets of a Trust as of December 31, 2023.

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Notes to Consolidated Financial Statements (continued)

Securities Lending: Certain Trusts may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Trusts collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Trust is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Trust and any additional required collateral is delivered to the Trust, or excess collateral returned by the Trust, on the next business day. During the term of the loan, the Trusts are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Consolidated Schedules of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Trust, except in the event of borrower default. The securities on loan, if any, are disclosed in the Trusts’ Consolidated Schedules of Investments. The market value of any securities on loan and the value of related collateral, if any, are shown separately in the Consolidated Statements of Assets and Liabilities as a component of investments at value – affiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Trusts under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Trusts, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Trusts can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of ECAT’s securities on loan by counterparty which are subject to offset under an MSLA:

Trust Name/Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

ECAT
J.P. Morgan Securities LLC	$1,076,749	$(1,076,749)	$—		$—
Jefferies LLC	616,101	(616,101)	—		—
Mizuho Securities USA LLC	1,587,418	(1,587,418)	—		—
Toronto-Dominion Bank	119,706	(119,706)	—		—

	$3,399,974	$(3,399,974)	$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Trust is disclosed in the Trust’s Consolidated Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Trusts benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Trust could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Trusts.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Consolidated Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk) or carbon credits (commodity risk).

Futures contracts are exchange-traded agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. The Trusts may invest in carbon credit futures that are traded on commodity exchanges with the Commodity Futures Trading Commission. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Consolidated Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Consolidated Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Consolidated Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Consolidated Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the

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Consolidated Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Trusts are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Consolidated Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Consolidated Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Consolidated Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Consolidated Statements of Assets and Liabilities. The Trust’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Trust.

Options: The Trusts may purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value –unaffiliated and options written at value, respectively, in the Consolidated Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Consolidated Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Consolidated Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Trusts write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Trusts write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Consolidated Statements of Assets and Liabilities.

•

Swaptions — The Trusts may purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Trusts’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Interest rate caps and floors — Interest rate caps and floors are entered into to gain or reduce exposure to interest rates (interest rate risk and/or other risk). Caps are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes exceed a specified rate, or “cap.” Floors are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes fall below a specified rate, or “floor.” The maximum potential amount of future payments that a Fund would be required to make under an interest rate cap would be the notional amount times the percentage increase in interest rates determined by the difference between the interest rate index current value and the value at the time the cap was entered into.

•

Foreign currency options — The Trusts may purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

•	Barrier options – The Trusts may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

The Trusts may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options, instant one-touch options, up-and-out options and up-and-in options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options and instant one-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless to the purchaser if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up-and-in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.

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Notes to Consolidated Financial Statements (continued)

In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trusts purchasing or selling a security when they otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Trusts and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Consolidated Statements of Assets and Liabilities. Payments received or paid are recorded in the Consolidated Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Consolidated Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Trusts’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Trusts’ counterparty on the swap. Each Trust is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, each Trust is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Consolidated Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Consolidated Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Consolidated Statements of Assets and Liabilities. Pursuant to the contract, each Trust agrees to receive from or pay to the broker variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Consolidated Statements of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Consolidated Statements of Operations, including those at termination.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Trusts may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Trusts will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Trusts will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Trusts receive payment from or make a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Trust has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Trusts and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Consolidated Statements of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Trusts and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

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•

Forward swaps — The Trusts may enter into forward interest rate swaps and forward total return swaps. In a forward swap, each Trust and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

•

Inflation swaps — Inflation swaps are entered into to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s variable payments based on an inflation index, such as the Consumer Price Index.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Trust may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trusts and the counterparty.

Cash collateral that has been pledged to cover obligations of the Trusts and cash collateral received from the counterparty, if any, is reported separately in the Consolidated Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Trusts, if any, is noted in the Consolidated Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Trusts. Any additional required collateral is delivered to/pledged by the Trusts on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Trust generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Trusts from the counterparties are not fully collateralized, each Trust bears the risk of loss from counterparty non-performance. Likewise, to the extent the Trusts have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Trust bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Trusts do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, each Trust pays the Manager a monthly fee at an annual rate equal to 1.25% of the average daily value of each Trust’s managed assets. For purposes of calculating these fees, “managed assets” are determined as total assets of each Trust (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).

With respect to each Trust, the Manager entered into separate sub-advisory agreements with BlackRock (Singapore) Limited (“BSL”), an affiliate of the Manager. The Manager pays BSL for services it provides for that portion of each Trust for which BSL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Trust to the Manager.

The Manager provides investment management and other services to the Cayman Subsidiaries and the BCAT Taxable Subsidiary. The Manager does not receive separate compensation from the Cayman Subsidiaries and the BCAT Taxable Subsidiary for providing investment management or administrative services. However, the Trusts pay the Manager based on the Trusts’ net assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage which includes the assets of the Cayman Subsidiaries and the BCAT Taxable Subsidiary.

Expense Waivers and Reimbursements: With respect to each Trust, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2025. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Trust. These amounts are included in fees waived and/or reimbursed by the Manager in the Consolidated Statements of Operations. For the year ended December 31, 2023, the amounts waived were as follows:

Trust Name	Fees Waived and/or Reimbursed by the Manager
BCAT	$41,089

ECAT	147,413

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2025. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. These amounts are included in fees waived and/or

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Notes to Consolidated Financial Statements (continued)

reimbursed by the Manager in the Consolidated Statements of Operations. For the year ended December 31, 2023, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

Trust Name	Fees Waived and/or Reimbursed by the Manager
BCAT	$227,260

ECAT	418,631

With respect to ECAT, the Manager contractually agreed to waive a portion of its investment advisory fees equal to the annual rate of 0.01% of the average daily value of managed assets through December 31, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Trust. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statements of Operations. For the year ended December 31, 2023, the Manager waived $178,047 pursuant to this agreement.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Trusts, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Trusts are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, Money Market Series, managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Trusts. The Money Market Series may impose a discretionary liquidity fee of up to 2% of the value withdrawn, if such fee is determined to be in the best interests of the Money Market Series. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Trust retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Trust retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Fixed-Income Complex in a calendar year exceeds a specified threshold, each Trust, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Prior to January 1, 2023, BIM was permitted to lend ECAT’s securities only when the difference between the borrower rebate rate (i.e., a negotiated interest rate payment for cash collateral pledged in connection with a securities lending transaction) and the risk free rate exceeded a certain level (such securities, the “specials only securities”). Effective January 1, 2023, this limitation no longer applies.

The share of securities lending income earned by each Trust is shown as securities lending income — affiliated — net in the Consolidated Statements of Operations. For the year ended December 31, 2023, each Trust paid BIM the following amounts for securities lending agent services:

Trust Name	Amounts
ECAT	$ 7,700

Trustees and Officers: Certain trustees and/or officers of the Trusts are directors and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Consolidated Statements of Operations.

7.	PURCHASES AND SALES

For the year ended December 31, 2023, purchases and sales of investments, including paydowns/payups, mortgage dollar rolls and excluding short-term securities, were as follows:

	U.S. Government Securities		Other Securities
Trust Name	Purchases	Sales	Purchases	Sales
BCAT	$23,317,004	$24,786,217	$4,491,578,510	$ 4,624,847,546
ECAT	19,399,772	13,016,887	4,131,472,457	4,548,847,703

For the year ended December 31, 2023, purchases and sales related to mortgage dollar rolls were as follows:

Trust Name	Purchases	Sales
BCAT	$1,918,629,714	$1,917,543,932
ECAT	1,593,501,952	1,592,720,837

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Notes to Consolidated Financial Statements (continued)

8.	INCOME TAX INFORMATION

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of December 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ consolidated financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, permanent differences attributable to nondeductible expenses and income recognized from the fund’s wholly owned subsidiary were reclassified to the following accounts:

Trust Name	Paid-in Capital	Accumulated Earnings (Loss)

BCAT	$(2,075,496)	$2,075,496

The tax character of distributions paid was as follows:

Trust Name	Year Ended 12/31/23	Year Ended 12/31/22

BCAT
Ordinary income	$62,938,896	$109,547,627
Return of capital	99,719,802	28,661,646

	$162,658,698	$138,209,273

ECAT
Ordinary income	$35,941,083	$56,829,735
Long-term capital gains	—	3,894,902
Return of capital	114,889,303	64,828,979

	$150,830,386	$125,553,616

As of December 31, 2023, the tax components of accumulated earnings (loss) were as follows:

Trust Name	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Qualified Late-Year Ordinary Losses(c)	Total

BCAT	$(183,393,168)	$66,775,823	$(20,412,625)	$(137,029,970)
ECAT	(130,433,346)	102,507,963	(13,291,621)	(41,217,004)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains (losses) were attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain futures, foreign currency contracts and investments in passive foreign investment companies, the accounting for swap agreements, timing and recognition of partnership income, amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default, classification of investments, characterization of corporate actions and the deferral of compensation to trustees.

(c)	The Trust has elected to defer these qualified late-year losses and recognize such losses in the next taxable year.

As of December 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Trust Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BCAT	$1,920,110,769	$231,790,899	$(159,074,700)	$ 72,716,199
ECAT	1,836,903,720	176,234,802	(70,090,316)	106,144,486

9.	BANK BORROWINGS

BCAT entered into a 179-day rolling line of credit facility with BNP Paribas Prime Brokerage International, Limited (“BNP”). BNP is required to provide 179 days’ notice of termination to BCAT absent a default or certain similar events. BCAT has granted a security interest in substantially all of its assets to BNP. BCAT can borrow up to $550,000,000 at any time, subject to asset coverage and other limitations as specified in the credit facility. Advances will be made by BNP to BCAT at the Overnight Bank Funding Rate plus 0.75%. In addition, BCAT pays a commitment fee on the daily unused amount if utilization is less than 80% of the committed line amount. For the year ended December 31, 2023, the Trust did not borrow under the credit agreement.

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	89

Notes to Consolidated Financial Statements (continued)

10.	PRINCIPAL RISKS

In the normal course of business, the Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Trusts and their investments. Each Trust’s prospectus provides details of the risks to which each Trust is subject.

Illiquidity Risk: Each Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Trust may not be able to readily dispose of such investments at prices that approximate those at which a Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, a Trust may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Trust’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Market Risk: Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Trust may invest in illiquid investments. An illiquid investment is any investment that a Trust reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Trust may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Trust’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Trust may lose value, regardless of the individual results of the securities and other instruments in which a Trust invests.

The price a Trust could receive upon the sale of any particular portfolio investment may differ from a Trust’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Trust’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Trust, and a Trust could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Trust’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

For OTC options purchased, each Trust bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Trusts should the counterparty fail to perform under the contracts. Options written by the Trusts do not typically give rise to counterparty credit risk, as options written generally obligate the Trusts, and not the counterparty, to perform. The Trusts may be exposed to counterparty credit risk with respect to options written to the extent each Trust deposits collateral with its counterparty to a written option.

With exchange-traded options purchased, exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Trust’s portfolio are disclosed in its Consolidated Schedule of Investments.

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Notes to Consolidated Financial Statements (continued)

The Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Trusts may be subject to a greater risk of rising interest rates due to the period of historically low interest rates that ended in March 2022. The Federal Reserve has recently been raising the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact the Trusts’ performance.

The Trusts invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Trusts invest.

LIBOR Transition Risk: The Trusts may be exposed to financial instruments that recently transitioned from, or continue to be tied to, the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased publishing all LIBOR settings, but some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. SOFR has been used increasingly on a voluntary basis in new instruments and transactions. Under U.S. regulations that implement a statutory fallback mechanism to replace LIBOR, benchmark rates based on SOFR have replaced LIBOR in certain financial contracts. The ultimate effect of the LIBOR transition process on the Trusts is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Each Trust is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. Each Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

Common Shares

The Trusts participate in an open market share repurchase program (the “Repurchase Program”). From December 1, 2022 through November 30, 2023, each Trust may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2022, subject to certain conditions. From December 1, 2023 through November 30, 2024, each Trust may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2023, subject to certain conditions. The Repurchase Program has an accretive effect as shares are purchased at a discount to the Trust’s NAV. There is no assurance that the Trusts will purchase shares in any particular amounts.

The total cost of the shares repurchased is reflected in Trusts’ Statements of Changes in Net Assets. For the periods shown, shares repurchased and cost, including transaction costs, were as follows:

	BCAT		ECAT
	Shares	Amounts	Shares	Amounts
Year Ended December 31, 2023	673,184	$9,718,056	489,120	$7,268,837
Year Ended December 31, 2022	3,502,458	50,901,644	3,325,611	47,257,972

As of December 31, 2023, BlackRock Financial Management, Inc., an affiliate of the Trusts, owned 5,000 shares of each of BCAT and ECAT.

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trusts’ consolidated financial statements was completed through the date the consolidated financial statements were issued and the following items were noted:

The Trusts declared and paid or will pay distributions to Common Shareholders as follows:

Trust Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share
BCAT	01/02/24	01/12/24	01/31/24	$0.127500
	02/01/24	02/15/24	02/29/24	0.127500
ECAT	01/02/24	01/12/24	01/31/24	0.150000
	02/01/24	02/15/24	02/29/24	0.150000

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	91

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of BlackRock Capital Allocation Term Trust and BlackRock ESG Capital Allocation Term Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Capital Allocation Term Trust (formerly, BlackRock Capital Allocation Trust) and BlackRock ESG Capital Allocation Term Trust (formerly, BlackRock ESG Capital Allocation Trust) (the “Funds”), including the schedules of investments, as of December 31, 2023, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period ended, and the financial highlights for the periods indicated in the table below, and the related notes. Such financial statements and financial highlights are consolidated for BlackRock Capital Allocation Term Trust as of and for the three years in the period ended December 31, 2023. Such financial statements and financial highlights are consolidated for BlackRock ESG Capital Allocation Term Trust as of and for the year ended December 31, 2023. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2023, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period ended, and the financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Financial Highlights
BlackRock Capital Allocation Term Trust	For each of the three years in the period ended December 31, 2023 and for the period from September 28, 2020 (commencement of operations) through December 31, 2020
BlackRock ESG Capital Allocation Term Trust	For each of the two years in the period ended December 31, 2023 and for the period from September 27, 2021 (commencement of operations) through December 31, 2021

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2024

We have served as the auditor of one or more BlackRock investment companies since 1992.

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Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended December 31, 2023:

Trust Name	Qualified Dividend Income
BCAT	$19,922,452
ECAT	15,038,169

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified business income for individuals for the fiscal year ended December 31, 2023:

Trust Name	Qualified Business Income
BCAT	$156,814
ECAT	420,949

The Trusts hereby designate the following amounts, or maximum amounts allowable by law, of distributions from direct federal obligation interest for the fiscal year ended December 31, 2023:

Trust Name	Federal Obligation Interest
BCAT	$309,217
ECAT	925,749

The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The following percentages, or maximum percentages allowable by law, of ordinary income distributions paid during the fiscal year ended December 31, 2023 qualified for the dividends-received deduction for corporate shareholders:

Trust Name	Dividends-Received Deduction
BCAT	14.46%
ECAT	13.77

The Trusts hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended December 31, 2023:

Trust Name	Interest Dividends
BCAT	$42,841,737
ECAT	24,424,396

The Trusts hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended December 31, 2023:

Trust Name	Interest- Related Dividends
BCAT	$28,594,422
ECAT	20,300,915

I M P O R T A N T T A X I N F O R M A T I O N	93

Investment Objectives, Policies and Risks

Recent Changes

The following information is a summary of certain changes since December 31, 2022.This information may not reflect all of the changes that have occurred since you purchased the relevant Trust.

Effective September 25, 2023, BlackRock Capital Allocation Term Trust (BCAT) began operating as a diversified fund.

Except as noted above, during each Trust’s most recent fiscal year, there were no material changes in the Trust’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with investment in the Trust.

Investment Objectives and Policies

BlackRock Capital Allocation Term Trust (BCAT)

The Trust’s investment objectives are to provide total return and income through a combination of current income, current gains and long-term capital appreciation. The Trust’s investment objectives may be changed by the Trust’s Board of Trustees (the “Board”) without prior shareholder approval.

In making investment decisions, Trust management tries to identify the long term trends and changes that could benefit particular markets and/or industries relative to other markets and industries. Trust management will consider a variety of factors when selecting the markets, such as the rate of economic growth, natural resources, capital reinvestment and the social and political environment. In choosing investments, Trust management may look at various fundamental and systematic factors, such as the relative opportunity for equity or debt instruments to increase in value, capital recovery risk, dividend yields and the level of interest rates paid on debt securities of different maturities. The Trust may invest in individual securities, baskets of securities or particular measurements of value or rate, and may consider a variety of factors and systematic inputs. Trust management may employ derivatives for a variety of reasons, including but not limited to, adjusting its exposures to markets, sectors, asset classes and securities. As a result, the economic exposure of the Trust to any particular market, sector, or asset class may vary relative to the market value of any particular exposure.

Trust management will invest in “junk” bonds, corporate loans and distressed securities only when it believes that they will provide an attractive total return, relative to their risk, as compared to higher quality debt securities.

Trust management will invest in distressed securities when Trust management believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that the Trust will generally achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization.

BlackRock Advisors, LLC (the “Manager”) intends to utilize option strategies that consist of writing (selling) call options on a portion of the common stocks in the Trust’s portfolio, as well as other option strategies such as writing other calls and puts or using options to manage risk. The portfolio management team will work closely to determine which option strategies to pursue to seek to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns.

The Trust seeks to achieve its objectives by investing in both equity and debt securities of issuers located around the world. There is no limit on the percentage of assets the Trust can invest in a particular type of security. Generally, the Trust seeks diversification across markets and industries. The Trust has no geographic limits on where it may invest. This flexibility will allow Trust management to look for investments in markets around the world that it believes will provide the best relative asset allocation to meet the Trust’s objectives.

Trust management intends to use the Trust’s investment flexibility to create a portfolio of assets that, over time, is expected to be relatively balanced between equity and debt securities and that is widely differentiated among many individual investments. The Trust may invest in both developed and emerging markets. In addition to investing in foreign securities, the Trust will actively manage its exposure to foreign currencies through the use of forward currency contracts and other currency derivatives. From time to time, the Trust may own foreign cash equivalents or foreign bank deposits as part of the Trust’s investment strategy. The Trust will also invest in non-U.S. currencies, however, the Trust may underweight or overweight a currency based on the Trust management team’s outlook.

The Trust may invest in shares of companies through initial public offerings (“IPOs”). The Trust may also invest, without limit, in privately placed or restricted securities (including in Rule 144A securities, which are privately placed securities purchased by qualified institutional buyers), illiquid securities and securities in which no secondary market is readily available, including those of private companies. Issuers of these securities may not have a class of securities registered, and may not be subject to periodic reporting, pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Under normal market conditions, the Trust currently intends to invest up to 25% of its total assets, measured at the time of investment, in illiquid privately placed or restricted securities. The Trust expects certain of such investments to be in “late-stage private securities,” which are securities of private companies that have demonstrated sustainable business operations and generally have a well-known product or service with a strong market presence. Late-stage private companies have generally had large cash flows from their core business operations and are expanding into new markets with their products or services. Late-stage private companies may also be referred to as “pre-IPO companies.”

The Trust may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in commodity-linked derivative instruments and investment vehicles such as exchange traded funds that invest exclusively in commodities and are designed to provide this exposure without direct investment in physical commodities. The Trust may also gain exposure to commodity markets by investing in Cayman Capital Allocation Fund, Ltd. (the “Subsidiary”). The Subsidiary will invest primarily in commodity-related instruments. The Subsidiary may also hold cash and invest in other instruments, including fixed-income securities, either as investments or to serve as margin or collateral for the Subsidiary’s derivative positions. The Manager is the manager of the Subsidiary. The Subsidiary (unlike the Trust) may invest without limitation in commodity-related instruments. However, the Subsidiary will otherwise be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Trust. The Trust will limit its investments in the Subsidiary to 25% of its total assets.

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Investment Objectives, Policies and Risks (continued)

The Subsidiary will be managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Trust. As a result, the Manager, in managing the Subsidiary’s portfolio, will be subject to the same investment policies and restrictions that apply to the management of the Trust, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. The Trust’s Chief Compliance Officer will oversee implementation of the Subsidiary’s policies and procedures, and make periodic reports to the Board regarding the Subsidiary’s compliance with its policies and procedures. The Trust and Subsidiary will test for compliance with certain investment restrictions on a consolidated basis, except that with respect to the Subsidiary’s investments in certain securities that may involve leverage, the Subsidiary will comply with asset segregation requirements to the same extent as the Trust.

The Manager will provide investment management and other services to the Subsidiary pursuant to a separate investment management agreement (the “Subsidiary Management Agreement”). The Manager does not receive separate compensation from the Subsidiary for providing it with investment management or administrative services pursuant to the Subsidiary Management Agreement. However, the Trust pays the Manager based on the Trust’s assets, including the assets invested in the Subsidiary. The Subsidiary has also entered into separate contracts for the provision of custody and audit services with the same or with affiliates of the same service providers that provide those services to the Trust. The financial statements of the Subsidiary are consolidated with the Trust’s financial statements in the Trust’s annual and semi-annual reports.

The Trust can invest in all types of equity securities, including common stock, preferred stock, warrants, convertible securities and stock purchase rights of companies of any market capitalization. Trust management may seek to invest in the stock of smaller or emerging growth companies that it expects will provide a higher total return than other equity investments. Investing in smaller or emerging growth companies involves greater risk than investing in more established companies.

The Trust can invest in all types of debt securities, including U.S. and foreign government bonds, corporate bonds, convertible bonds, municipal bonds, structured notes, credit-linked notes, loan assignments and participations, mortgage- and asset-backed securities, and securities issued or guaranteed by certain international organizations such as the World Bank. The Trust may invest in debt securities paying a fixed or fluctuating rate of interest. The Trust has no set policy regarding portfolio maturity or duration of the fixed-income securities it may hold.

The Trust may invest without limit in “junk” bonds, corporate loans and distressed securities. Junk bonds are bonds that are rated below investment grade by independent rating agencies or are bonds that are not rated but which Trust management considers to be of comparable quality. These securities offer the possibility of relatively higher returns but are significantly riskier than higher rated debt securities.

As part of its investment strategy, the Trust intends to employ a strategy of writing (selling) covered call options on a portion of the common stocks in its portfolio, writing (selling) other call and put options on individual common stocks, including uncovered call and put options, and, to a lesser extent, writing (selling) call and put options on indices of securities and sectors of securities (collectively referred to as “index options”). This options writing strategy is intended to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns. A substantial portion of the options written by the Trust may be over-the-counter (“OTC”) options.

The Trust may also purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and OTC put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques for duration management and other risk management purposes, including to attempt to protect against possible changes in the market value of the Trust’s portfolio resulting from trends in the securities markets and changes in interest rates or to protect the Trust’s unrealized gains in the value of its portfolio securities, to facilitate the sale of portfolio securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities or to enhance income or gain.

During temporary defensive periods (i.e., in response to adverse market, economic or political conditions), the Trust may invest up to 100% of its total assets in liquid, short-term investments, including high quality, short-term securities. The Trust may not achieve its investment objectives under these circumstances. The Manager’s determination that it is temporarily unable to follow the Trust’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Trust’s investment strategy is extremely limited or absent.

The Trust may also invest in securities of other open- or closed-end investment companies, including exchange-traded funds (“ETFs”) and business development companies, subject to applicable regulatory limits, that invest primarily in securities of the types in which the Trust may invest directly.

The Trust may lend securities with a value of up to 33 1/3% of its total assets (including such loans) to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

Unless otherwise stated herein, the Trust’s investment policies are non-fundamental policies and may be changed by the Board without prior shareholder approval. The percentage limitations applicable to the Trust’s portfolio described herein apply only at the time of initial investment and the Trust will not be required to sell investments due to subsequent changes in the value of investments that it owns. The Trust’s investment objectives may be changed by the Board without prior shareholder approval.

Leverage: The Trust may use leverage to seek to achieve its investment objectives. The Trust’s use of leverage may increase or decrease from time to time in its discretion and the Trust may, in the future, determine not to use leverage. The Trust may utilize leverage for investment purposes through the bank credit facility described below and by entering into reverse repurchase agreements or other derivative instruments with leverage embedded in them. The Trust may issue debt securities or preferred shares.

The Trust entered into a 179-day rolling line credit facility with BNP Paribas Prime Brokerage International, Limited (“BNP”). BNP is required to provide 179 days’ notice of termination to the Trust absent a default or certain similar events. The Trust has granted a security interest in substantially all of its assets to BNP. The Trust can borrow up to $550,000,000 at any time, subject to asset coverage and other limitations as specified in the credit facility. Advances will be made by BNP to the Trust at the Overnight Bank Funding Rate plus 0.75%. In addition, the Trust pays a commitment fee on the daily unused amount if utilization is less than 80% of the committed line amount.

The Trust may enter into “dollar roll” transactions.

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The Trust may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities.

BlackRock ESG Capital Allocation Term Trust (ECAT)

The Trust’s investment objectives are to provide total return and income through a combination of current income, current gains and long-term capital appreciation. The Trust’s investment objectives may be changed by the Trust’s Board of Trustees (the “Board”) without prior shareholder approval.

The Trust will invest at least 80% of its total assets in securities that, in the Manager’s assessment, meet the ESG criteria described below. To determine the Trust’s investable universe, Trust management will first seek to screen out certain issuers based on ESG criteria determined by BlackRock, subject to the considerations noted below. Such screening criteria principally includes:

•	(i) issuers that derive more than zero percent of revenue from the production of controversial weapons;

•	(ii) issuers that derive more than zero percent of revenue from the production of civilian firearms;

•	(iii) issuers that derive more than zero percent of revenue from the production of tobacco-related products;

•

(iv) issuers that derive more than twenty percent of revenue from thermal coal generation, unless the Trust is investing in green bonds of such issuers or the issuers have made certain commitments to reduce climate impact, or more than five percent of revenue from thermal coal mining, unless the Trust is investing in green bonds of such issuers;

•

(v) issuers that derive more than five percent of revenue from oil sands extraction, unless the Trust is investing in green bonds of such issuers or the issuers have set certain targets to reduce climate impact;

•	(vi) issuers ranked in the bottom half of the applicable fossil fuel issuers peer group by internal or external ESG criteria, other than green bonds of such issuers;

•

(vii) issuers identified as violators of the United Nations Global Compact, which are globally accepted principles covering corporate behavior in the areas of human rights, labor, environment, and anti-corruption; and

•	(viii) issuers receiving an ESG rating of CCC or equivalent by recognized third-party rating agencies.

The Trust relies on one or more third-party ratings agencies to identify issuers for purposes of the above screening criteria. Third-party rating agencies may base the above screening criteria on an estimate when revenue for a covered business activity is not disclosed by the issuer or publicly available.

The Trust’s screening criteria is measured at the time of investment and is dependent upon information and data that may be incomplete, inaccurate, unavailable or estimated. Where the Trust’s screening criteria looks solely to third-party ratings or data, issuers are only screened to the extent such ratings or data have been assigned or made available by the third parties. This screening criteria is subject to change over time at the Manager’s discretion. In addition, the Trust may gain indirect exposure (through, including but not limited to, derivatives and investments in other investment companies) to issuers with exposures that are inconsistent with the ESG-related criteria used by Trust management.

Trust management then seeks to allocate the Trust’s assets to issuers that have been identified by the Manager as having positive sustainability metrics within their respective sector using a proprietary sustainability scoring system, fundamental sector research and third-party ESG data. In evaluating potential investments, the Manager considers certain criteria, including but not limited to: (i) whether, based on the Manager’s proprietary methodologies using internal data sources and third-party data, the issuer provides positive environmental and social benefits to third parties relative to other companies in its sector; (ii) whether a bond is a green, social or sustainability bond (e.g., the proceeds of the bond issuance are used for environmental projects that benefit the entire planet by either directly or indirectly reducing carbon-emissions) as determined through the Manager’s proprietary methodology and in line with global norms; (iii) whether it has been determined, based on metrics provided by third parties, that the issuer has established a decarbonization strategy; and (iv) whether the issuer is aligned with the Manager’s social and environmental criteria and/or generates revenue associated with the UN Sustainable Development goals. Some examples of third-party data and metrics utilized by the Trust include green revenue metrics, forward looking emissions reduction commitments, revenue from socially controversial business lines, exposure to biodiversity controversies, product mix and targeted populations.

After the investable universe is determined, Trust management tries to identify the long term trends and changes that could benefit particular markets and/or industries relative to other markets and industries. Trust management will consider a variety of factors when selecting the markets, such as the rate of economic growth, natural resources, capital reinvestment and the social and political environment. In choosing investments, Trust management may look at various fundamental and systematic factors, such as the relative opportunity for equity or debt instruments to increase in value, capital recovery risk, dividend yields and the level of interest rates paid on debt securities of different maturities. In selecting investments, the Trust may consider a variety of factors and systematic inputs. Trust management may employ derivatives for a variety of reasons, including but not limited to, adjusting its exposures to markets, sectors, asset classes and securities. As a result, the economic exposure of the Trust to any particular market, sector, or asset class may vary relative to the market value of any particular exposure.

Trust management will invest in “junk” bonds, corporate loans and distressed securities only when it believes that they will provide an attractive total return, relative to their risk, as compared to higher quality debt securities.

Trust management will invest in distressed securities when Trust management believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that the Trust will generally achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization.

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The Trust intends to utilize option strategies that consist of writing (selling) call and put options on a portion of the common stocks in its portfolio, as well as other option strategies such as writing other calls and puts or using options to manage risk. The portfolio management team will work to determine which option strategies to pursue to seek to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns.

The Trust seeks to achieve its objectives by investing in both equity and debt securities of issuers located around the world. There is no limit on the percentage of assets the Trust can invest in a particular type of security. Generally, the Trust seeks diversification across markets and industries. The Trust has no geographic limits on where it may invest. This flexibility will allow Trust management to look for investments in markets around the world that it believes will provide the best relative asset allocation to meet the Trust’s objectives.

The Trust may invest in both developed and emerging markets. In addition to investing in foreign securities, the Trust will actively manage its exposure to foreign currencies through the use of forward currency contracts and other currency derivatives. From time to time, the Trust may own foreign cash equivalents or foreign bank deposits as part of the Trust’s investment strategy. The Trust will also invest in non-U.S. currencies. The Trust may underweight or overweight a currency based on the Trust management team’s outlook.

The Trust may invest in shares of companies through initial public offerings (“IPOs”). The Trust may also invest, without limit, in privately placed or restricted securities (including in Rule 144A securities, which are privately placed securities purchased by qualified institutional buyers), illiquid securities and securities in which no secondary market is readily available, including those of private companies. Issuers of these securities may not have a class of securities registered, and may not be subject to periodic reporting, pursuant to the Securities Exchange Act of 1934, as amended. Under normal market conditions, the Trust currently intends to invest up to 25% of its total assets, measured at the time of investment, in illiquid privately placed or restricted securities. The Trust expects certain of such investments to be in “late-stage private securities,” which are securities of private companies that have demonstrated sustainable business operations and generally have a well-known product or service with a strong market presence. Late-stage private companies have generally had large cash flows from their core business operations and are expanding into new markets with their products or services. Late-stage private companies may also be referred to as “pre-IPO companies.”

The Trust may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in commodity-linked derivative instruments and investment vehicles such as exchange traded funds that invest exclusively in commodities and are designed to provide this exposure without direct investment in physical commodities.

The Trust may also gain exposure to commodity markets by investing in Cayman ESG Capital Allocation Fund, Ltd. (the “Subsidiary”). The Subsidiary will invest primarily in commodity-related instruments. The Subsidiary may also hold cash and invest in other instruments, including fixed-income securities, either as investments or to serve as margin or collateral for the Subsidiary’s derivative positions. The Manager is the manager of the Subsidiary. The Subsidiary (unlike the Trust) may invest without limitation in commodity-related instruments. However, the Subsidiary will otherwise be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Trust. The Trust will limit its investments in the Subsidiary to 25% of its total assets.

The Subsidiary will be managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Trust. As a result, the Manager, in managing the Subsidiary’s portfolio, will be subject to the same investment policies and restrictions that apply to the management of the Trust, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. The Trust’s Chief Compliance Officer will oversee implementation of the Subsidiary’s policies and procedures, and make periodic reports to the Board regarding the Subsidiary’s compliance with its policies and procedures. The Trust and Subsidiary will test for compliance with certain investment restrictions on a consolidated basis, except that with respect to the Subsidiary’s investments in certain securities that may involve leverage, the Subsidiary will comply with asset segregation requirements to the same extent as the Trust.

The Manager will provide investment management and other services to the Subsidiary pursuant to a separate investment management agreement (the “Subsidiary Management Agreement”). The Manager does not receive separate compensation from the Subsidiary for providing it with investment management or administrative services pursuant to the Subsidiary Management Agreement. However, the Trust pays the Manager based on the Trust’s assets, including the assets invested in the Subsidiary. The Subsidiary has also entered into separate contracts for the provision of custody and audit services with the same or with affiliates of the same service providers that provide those services to the Trust.

The financial statements of the Subsidiary are consolidated with the Trust’s financial statements in the Trust’s annual and semi-annual reports.

The Trust can invest in all types of equity securities, including common stock, preferred stock, warrants, convertible securities and stock purchase rights of companies of any market capitalization. Trust management may seek to invest in the stock of smaller or emerging growth companies that it expects will provide a higher total return than other equity investments. Investing in smaller or emerging growth companies involves greater risk than investing in more established companies.

The Trust can invest in all types of debt securities, including U.S. and foreign government bonds, corporate bonds, convertible bonds, municipal bonds, structured notes, credit-linked notes, loan assignments and participations, mortgage- and asset-backed securities, and securities issued or guaranteed by certain international organizations such as the World Bank. The Trust may invest in debt securities paying a fixed or fluctuating rate of interest. The Trust has no set policy regarding portfolio maturity or duration of the fixed-income securities it may hold. The Trust will apply the ESG criteria described above to municipal bonds, government sponsored asset-backed securities/mortgage-backed securities and government securities.

The Trust may invest without limit in “junk” bonds, corporate loans and distressed securities. Junk bonds are bonds that are rated below investment grade by independent rating agencies or are bonds that are not rated but which Trust management considers to be of comparable quality. These securities offer the possibility of relatively higher returns but are significantly riskier than higher rated debt securities.

As part of its investment strategy, the Trust intends to employ a strategy of writing (selling) covered call options on a portion of the common stocks in its portfolio, writing (selling) other call and put options on individual common stocks, including uncovered call and put options, and, to a lesser extent, writing (selling) covered and uncovered call and put

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options on indices of securities and sectors of securities (collectively referred to as “index options”). This options writing strategy is intended to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns. A substantial portion of the options written by the Trust may be over-the-counter (“OTC”) options.

The Trust may also purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and OTC put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques for duration management and other investment and risk management purposes, including to attempt to protect against possible changes in the market value of the Trust’s portfolio resulting from trends in the securities markets and changes in interest rates or to protect the Trust’s unrealized gains in the value of its portfolio securities, to facilitate the sale of portfolio securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities or to enhance income or gain. Derivatives will be marked to market for purposes of the Trust’s 80% investment policy set out above.

During temporary defensive periods (i.e., in response to adverse market, economic or political conditions), the Trust may invest up to 100% of its total assets in liquid, short-term investments, including high quality, short-term securities. The Trust may not achieve its investment objectives under these circumstances. An Advisor’s determination that it is temporarily unable to follow the Trust’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Trust’s investment strategy is extremely limited or absent.

The Trust may also invest in securities of other open- or closed-end investment companies, including ETFs and business development companies, including those advised by the Advisor or one of its affiliates, subject to applicable regulatory limits, that invest primarily in securities of the types in which the Trust may invest directly.

The Trust may lend securities with a value of up to 33 1/3% of its total assets (including such loans) to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

Unless otherwise stated herein, the Trust’s investment policies are non-fundamental policies and may be changed by the Board without prior shareholder approval. The percentage limitations applicable to the Trust’s portfolio described herein apply only at the time of initial investment and the Trust will not be required to sell investments due to subsequent changes in the value of investments that it owns. The Trust’s investment objectives may be changed by the Board without prior shareholder approval.

Leverage: The Trust currently does not intend to borrow money or issue debt securities or preferred shares. The Trust is, however, permitted to borrow money or issue debt securities in an amount up to 33 1/3% of its Managed Assets (50% of its net assets), and issue preferred shares in an amount up to 50% of its Managed Assets (100% of its net assets). “Managed Assets” means the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of the Trust’s accrued liabilities (other than money borrowed for investment purposes). Although it has no present intention to do so, the Trust reserves the right to borrow money from banks or other financial institutions, or issue debt securities or preferred shares, in the future if it believes that market conditions would be conducive to the successful implementation of a leveraging strategy through borrowing money or issuing debt securities or preferred shares. Any such leveraging will not be fully achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Trust’s investment objectives and policies.

The Trust may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Trust’s investment restrictions.

The Trust may enter into “dollar roll” transactions.

The Trust may enter into derivative transactions that have leverage embedded in them.

The Trust may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities.

Risk Factors

This section contains a discussion of the general risks of investing in the Trust. The net asset value and market price of, and dividends paid on, the common shares will fluctuate with and be affected by, among other things, the risks more fully described below. As with any fund, there can be no guarantee that the Trust will meet its investment objective or that the Trust’s performance will be positive for any period of time. Each risk noted below is applicable to each Trust unless the specific Trust or Trusts are noted in a parenthetical. The order of the below risk factors does not indicate the significance of any particular risk.

Limited Term Risk: In accordance with the Trust’s Agreement and Declaration of Trust, the Trust intends to dissolve as of the first business day following the twelfth anniversary of the effective date of the Trust’s initial registration statement (the “Dissolution Date”); provided that the Board may, by a vote of a majority of the Board and seventy-five percent (75%) of the members of the Board who either (i) have been a member of the Board for a period of at least thirty-six months (or since the commencement of the Trust’s operations, if less than thirty-six months) or (ii) were nominated to serve as a member of the Board by a majority of the Continuing Trustees then members of the Board (a “Board Action Vote”), without shareholder approval, extend the Dissolution Date: (i) once for up to one year, and (ii) once for up to an additional six months, to a date up to and including eighteen months after the initial Dissolution Date (which date shall then become the Dissolution Date). As of a date within twelve months preceding the Dissolution Date (as may be extended as described above), the Board may, by a Board Action Vote, cause the Trust to conduct a tender offer to all common shareholders to purchase 100% of the then outstanding common shares of the Trust at a price equal to the net asset value (“NAV”) per common share on the expiration date of the tender offer (an “Eligible Tender Offer”). The Board has established that the Trust must have at least $200 million of aggregate net assets immediately following the completion of an Eligible Tender Offer to ensure the continued viability of the Trust (the “Dissolution Threshold”). In an Eligible Tender Offer, the Trust will offer to purchase all common shares held by each common shareholder; provided that if the payment for properly tendered common shares would result in the Trust having aggregate net assets below the Dissolution Threshold, the Eligible Tender Offer will be canceled and no common shares will be repurchased pursuant to the Eligible Tender Offer. Instead, the Trust will begin (or continue) liquidating its portfolio and proceed to dissolve on or about the Dissolution Date. If the payment for properly tendered common shares would result in the Trust having aggregate net assets greater than or equal to the Dissolution Threshold, all common shares properly tendered and not withdrawn will be purchased by the Trust pursuant to

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the terms of the Eligible Tender Offer. Following the completion of an Eligible Tender Offer, the Board may, by a Board Action Vote, eliminate the Dissolution Date without shareholder approval and provide for the Trust’s perpetual existence.

Unless the limited term provision of the Trust’s Agreement and Declaration of Trust is amended by shareholders in accordance with the Agreement and Declaration of Trust, or unless the Trust completes an Eligible Tender Offer and converts to perpetual existence, the Trust will dissolve on or about the first business day following the Dissolution Date. The Trust is not a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Trust is not a “target term” fund and thus does not seek to return its initial public offering price per common share upon dissolution. As the assets of the Trust will be liquidated in connection with its dissolution, the Trust may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Trust to lose money. In addition, as the Trust approaches the Dissolution Date, the Manager may invest the proceeds of sold, matured or called securities in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities, which may adversely affect the Trust’s investment performance.

Rather than reinvesting proceeds received from sales of or payments received in respect of portfolio securities, the Trust may distribute such proceeds in one or more liquidating distributions prior to the final dissolution, which may cause the Trust’s fixed expenses to increase when expressed as a percentage of net assets attributable to common shares, or the Trust may invest the proceeds in lower yielding securities or hold the proceeds in cash or cash equivalents, which may adversely affect the performance of the Trust. The final distribution of net assets upon dissolution may be more than, equal to or less than $20.00 per common share. Because the Trust may adopt a plan of liquidation and make liquidating distributions in advance of the Dissolution Date, the total value of the Trust’s assets returned to common shareholders upon dissolution will be impacted by decisions of the Board and the Manager regarding the timing of adopting a plan of liquidation and making liquidating distributions. This may result in common shareholders receiving liquidating distributions with a value more or less than the value that would have been received if the Trust had liquidated all of its assets on the Dissolution Date, or any other potential date for liquidation, and distributed the proceeds thereof to shareholders.

If the Trust conducts an Eligible Tender Offer, the Trust anticipates that funds to pay the aggregate purchase price of shares accepted for purchase pursuant to the tender offer will be first derived from any cash on hand and then from the proceeds from the sale of portfolio investments held by the Trust. The risks related to the disposition of securities in connection with the Trust’s dissolution also would be present in connection with the disposition of securities in connection with an Eligible Tender Offer. It is likely that during the pendency of a tender offer, and possibly for a time thereafter, the Trust will hold a greater than normal percentage of its total assets in cash and cash equivalents, which may impede the Trust’s ability to achieve its investment objectives and decrease returns to shareholders. The tax effect of any such dispositions of portfolio investments will depend on the difference between the price at which the investments are sold and the tax basis of the Trust in the investments.

Any capital gains recognized on such dispositions, as reduced by any capital losses the Trust realizes in the year of such dispositions and by any available capital loss carryforwards, will be distributed to shareholders as capital gain dividends (to the extent of net long-term capital gains over net short-term capital losses) or ordinary dividends (to the extent of net short-term capital gains over net long-term capital losses) during or with respect to such year, and such distributions will generally be taxable to common shareholders. If the Trust’s tax basis for the investments sold is less than the sale proceeds, the Trust will recognize capital gains, which the Trust intends to distribute to common shareholders. In addition, the Trust’s purchase of tendered common shares pursuant to an Eligible Tender Offer will have tax consequences for tendering common shareholders and may have tax consequences for non-tendering common shareholders.

The purchase of common shares by the Trust pursuant to an Eligible Tender Offer will have the effect of increasing the proportionate interest in the Trust of non-tendering common shareholders. All common shareholders remaining after an Eligible Tender Offer will be subject to any increased risks associated with the reduction in the Trust’s assets resulting from payment for the tendered common shares, such as greater volatility due to decreased diversification and proportionately higher expenses. The reduced assets of the Trust as a result of an Eligible Tender Offer may result in less investment flexibility for the Trust and may have an adverse effect on the Trust’s investment performance. Such reduction in the Trust’s assets may also cause common shares of the Trust to become thinly traded or otherwise negatively impact secondary trading of common shares. A reduction in assets, and the corresponding increase in the Trust’s expense ratio, could result in lower returns and put the Trust at a disadvantage relative to its peers and potentially cause the Trust’s common shares to trade at a wider discount, or smaller premium, to NAV than they otherwise would. Furthermore, the portfolio of the Trust following an Eligible Tender Offer could be significantly different and, therefore, common shareholders retaining an investment in the Trust could be subject to greater risk. For example, the Trust may be required to sell its more liquid, higher quality portfolio investments to purchase common shares that are tendered in an Eligible Tender Offer, which would leave a less liquid, lower quality portfolio for remaining shareholders. The prospects of an Eligible Tender Offer may attract arbitrageurs who would purchase the common shares prior to the tender offer for the sole purpose of tendering those shares which could have the effect of exacerbating the risks described herein for shareholders retaining an investment in the Trust following an Eligible Tender Offer.

The Trust is not required to conduct an Eligible Tender Offer. If the Trust conducts an Eligible Tender Offer, there can be no assurance that the payment for tendered common shares would not result in the Trust having aggregate net assets below the Dissolution Threshold, in which case the Eligible Tender Offer will be canceled, no common shares will be repurchased pursuant to the Eligible Tender Offer and the Trust will liquidate on the Dissolution Date (subject to possible extensions). Following the completion of an Eligible Tender Offer in which the payment for tendered common shares would result in the Trust having aggregate net assets greater than or equal to the Dissolution Threshold, the Board may, by a Board Action Vote, eliminate the Dissolution Date without shareholder approval and provide for the Trust’s perpetual existence. Thereafter, the Trust will have a perpetual existence. There is no guarantee that the Board will eliminate the Dissolution Date following the completion of an Eligible Tender Offer so that the Trust will have a perpetual existence. The Manager may have a conflict of interest in recommending to the Board that the Dissolution Date be eliminated and the Trust have a perpetual existence. The Trust is not required to conduct additional tender offers following an Eligible Tender Offer and conversion to perpetual existence. Therefore, remaining common shareholders may not have another opportunity to participate in a tender offer. Shares of closed-end management investment companies frequently trade at a discount from their NAV, and as a result remaining common shareholders may only be able to sell their shares at a discount to NAV.

Although it is anticipated that the Trust will have distributed substantially all of its net assets to shareholders as soon as practicable after the Dissolution Date, securities for which no market exists or securities trading at depressed prices, if any, may be placed in a liquidating trust. Securities placed in a liquidating trust may be held for an indefinite period of time, potentially several years or longer, until they can be sold or pay out all of their cash flows. During such time, the shareholders will continue to be exposed to the risks associated with the Trust and the value of their interest in the liquidating trust will fluctuate with the value of the liquidating trust’s remaining assets. Additionally, the tax

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treatment of the liquidating trust’s assets may differ from the tax treatment applicable to such assets when held by the Trust. To the extent the costs associated with a liquidating trust exceed the value of the remaining securities, the liquidating trust trustees may determine to dispose of the remaining securities in a manner of their choosing. The Trust cannot predict the amount, if any, of securities that will be required to be placed in a liquidating trust or how long it will take to sell or otherwise dispose of such securities.

Non-Diversification Risk: The Trust is a non-diversified fund. Because the Trust may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.

Investment and Market Discount Risk: An investment in the Trust’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Trust’s common shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common shares are designed for long-term investors and the Trust should not be treated as a trading vehicle. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Trust’s net asset value could decrease as a result of its investment activities. At any point in time an investment in the Trust’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Trust. During periods in which the Trust may use leverage, the Trust’s investment, market discount and certain other risks will be magnified.

Equity Securities Risk: Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Debt Securities Risk: Debt securities, such as bonds, involve interest rate risk, such as credit risk, interest rate risk, extension risk, and prepayment risk, each of which are described in further detail below:

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Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Trust’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

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Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

The Trust may be subject to a greater risk of rising interest rates due to the recent period of historically low interest rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Trust’s investments would be expected to decrease by 10%. (Duration is a measure of the price sensitivity of a debt security or portfolio of debt securities to relative changes in interest rates.) The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Trust’s investments will not affect interest income derived from instruments already owned by the Trust, but will be reflected in the Trust’s net asset value. The Trust may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Trust management

To the extent the Trust invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Trust) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Trust to the extent that it invests in floating rate debt securities.

These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Trust to sell assets at inopportune times or at a loss or depressed value and could hurt the Trust’s performance.

•	Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

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Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Trust may have to invest the proceeds in securities with lower yields.

Risks Associated with the Trust’s Options Strategy: The ability of the Trust to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns is partially dependent on the successful implementation of its options strategy. There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

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Risks of Writing Options — As the writer of a covered call option, the Trust forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. In other words, as the Trust writes covered calls over more of its portfolio, the Trust’s ability to benefit from capital appreciation becomes more limited.

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Investment Objectives, Policies and Risks (continued)

If the Trust writes call options on individual securities or index call options that include securities, in each case, that are not in the Trust’s portfolio or that are not in the same proportion as securities in the Trust’s portfolio, the Trust will experience loss, which theoretically could be unlimited, if the value of the individual security, index or basket of securities appreciates above the exercise price of the index option written by the Trust.

When the Trust writes put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Trust could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Trust received when it wrote the option. While the Trust’s potential gain in writing a put option is limited to the premium received from the purchaser of the put option, the Trust risks a loss equal to the entire exercise price of the option minus the put premium.

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Exchange-Listed Options Risks — There can be no assurance that a liquid market will exist when the Trust seeks to close out an exchange-listed option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the “OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options).

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Over-the-Counter Options Risk — The Trust may write (sell) unlisted OTC options. OTC options differ from exchange-listed options in that they are two-party contracts, with exercise price, premium and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-listed options. The OTC options written by the Trust will not be issued, guaranteed or cleared by the OCC. In addition, the Trust’s ability to terminate OTC options may be more limited than with exchange-traded options. Banks, broker-dealers or other financial institutions participating in such transactions may fail to settle a transaction in accordance with the terms of the option as written. In the event of default or insolvency of the counterparty, the Trust may be unable to liquidate an OTC option position.

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Index Options Risk — The Trust may sell index put and call options from time to time. The purchaser of an index put option has the right to any depreciation in the value of the index below the exercise price of the option on or before the expiration date. The purchaser of an index call option has the right to any appreciation in the value of the index over the exercise price of the option on or before the expiration date. Because the exercise of index options is settled in cash, sellers of index call options, such as the Trust, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Trust will lose money if it is required to pay the purchaser of an index option the difference between the cash value of the index on which the option was written and the exercise price and such difference is greater than the premium received by the Trust for writing the option.

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Limitation on Options Writing Risk — The number of call options the Trust can write is limited by the total assets the Trust holds and is further limited by the fact that all options represent 100 share lots of the underlying common stock. Furthermore, the Trust’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded.

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Tax Risk — Income on options on individual stocks will generally not be recognized by the Trust for tax purposes until an option is exercised, lapses or is subject to a “closing transaction” (as defined by applicable regulations) pursuant to which the Trust’s obligations with respect to the option are otherwise terminated. If the option lapses without exercise or is otherwise subject to a closing transaction, the premiums received by the Trust from the writing of such options will generally be characterized as short-term capital gain. If an option written by the Trust is exercised, the Trust may recognize taxable gain depending on the exercise price of the option, the option premium, and the tax basis of the security underlying the option. The character of any gain on the sale of the underlying security as short-term or long-term capital gain will depend on the holding period of the Trust in the underlying security. In general, distributions received by shareholders of the Trust that are attributable to short-term capital gains recognized by the Trust from its options writing activities will be taxed to such shareholders as ordinary income and will not be eligible for the reduced tax rate applicable to qualified dividend income.

Index options will generally be “marked-to-market” for U.S. federal income tax purposes. As a result, the Trust will generally recognize gain or loss on the last day of each taxable year equal to the difference between the value of the index option on that date and the adjusted basis of the index option. The adjusted basis of the index option will consequently be increased by such gain or decreased by such loss. Any gain or loss with respect to index options will be treated as short-term capital gain or loss to the extent of 40% of such gain or loss and long-term capital gain or loss to the extent of 60% of such gain or loss. Because the mark-to-market rules may cause the Trust to recognize gain in advance of the receipt of cash, the Trust may be required to dispose of investments in order to meet its distribution requirements.

ESG Investing Risk (ECAT): The Trust intends to screen out particular issuers pursuant to certain criteria established by the Manager, and to incorporate ESG criteria in selecting Trust investments pursuant to a methodology determined by the Manager. This may affect the Trust’s exposure to certain issuers and the Trust may forego certain investment opportunities. The Trust’s results may be lower than other funds that do not seek to invest in issuers based on ESG criteria, or that use a different methodology to screen out issuers or evaluate ESG criteria. The Trust seeks to identify issuers that it believes are better positioned to manage ESG risks and opportunities related to their businesses and to avoid certain companies and industries with ESG related risks, but investors may differ in their views of what constitutes positive or negative ESG criteria. As a result, the Trust may invest in issuers that do not reflect the beliefs and values of any particular investor. In evaluating a security or issuer based on ESG criteria, the Manager is dependent upon certain information and data from third party providers of ESG research, which may be incomplete, inaccurate or unavailable. As a result, there is a risk that the Manager may incorrectly assess a security or issuer. There is also a risk that the Manager may not apply the relevant ESG criteria correctly or that the Trust could have indirect exposure to issuers who do not meet the relevant ESG criteria used by the Trust. Neither the Trust nor the Manager make any representation or warranty, express or implied, with respect to the fairness, correctness, accuracy, reasonableness or completeness of such ESG assessment. There may be limitations with respect to availability of ESG data in certain sectors, as well as limited availability of investments with positive ESG assessments in certain sectors. The Manager’s evaluation of ESG criteria is subjective and may change over time.

The Trust’s ESG screening criteria is measured at the time of investment and is dependent upon information and data that may change over time. If a particular portfolio holding no longer meets the applicable screening criteria subsequent to the time of investment, the Trust will generally look to sell the holding in a reasonable amount of time. The Trust

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Investment Objectives, Policies and Risks (continued)

may be forced to sell investments at an inopportune time or at a time when those investments may be difficult to sell. In addition, the Trust may incur expenses in an effort to dispose of such investments.

The Trust may not include all instruments in its ESG-related assessments, and may place weight on other factors when selecting investments. In addition, the Trust may not be successful in its objectives related to ESG characteristics. There is no guarantee that these objectives will be achieved, and such assessments are at the Manager’s discretion.

Risks Associated with Private Company Investments: Private companies are generally not subject to Securities and Exchange Commission (“SEC”) reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the Manager may not have timely or accurate information about the business, financial condition and results of operations of the private companies in which the Trust invests. There is risk that the Trust may invest on the basis of incomplete or inaccurate information, which may adversely affect the Trust’s investment performance. Private companies in which the Trust may invest may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render such private companies more vulnerable to competitors’ actions and market conditions, as well as general economic downturns.

These companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. These companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity. In addition, the Trust’s investment also may be structured as pay-in-kind securities with minimal or no cash interest or dividends until the company meets certain growth and liquidity objectives.

Typically, investments in private companies are in restricted securities that are not traded in public markets and subject to substantial holding periods, so that the Trust may not be able to resell some of its holdings for extended periods, which may be several years. There can be no assurance that the Trust will be able to realize the value of private company investments in a timely manner.

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Late-Stage Private Companies Risk — Investments in late-stage private companies involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that may result in significant decreases in the value of these investments. The Trust may not be able to sell such investments when the Manager deems it appropriate to do so because they are not publicly traded. As such, these investments are generally considered to be illiquid until a company’s public offering (which may never occur) and are often subject to additional contractual restrictions on resale following any public offering that may prevent the Trust from selling its shares of these companies for a period of time. See “Illiquid Investments Risk.” Market conditions, developments within a company, investor perception or regulatory decisions may adversely affect a late-stage private company and delay or prevent such a company from ultimately offering its securities to the public. If a company does issue shares in an IPO, IPOs are risky and volatile and may cause the value of the Trust’s investment to decrease significantly.

Illiquid Investments Risk: The Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Trust may not be able to readily dispose of such investments at prices that approximate those at which the Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Trust’s net asset value and ability to make dividend distributions. The financial markets in general, and certain segments of the mortgage-related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Initial Public Offerings (“IPOs”) Risk: The Trust may invest in shares of companies through IPOs. Securities issued in IPOs have no trading history, and information about the companies may be available for limited periods of time. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO.

Leverage Risk: The Trust’s use of leverage may increase or decrease from time to time in its discretion and the Trust may, in the future, determine not to use leverage.

The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares. The Trust cannot assure you that the use of leverage will result in a higher yield on the common shares. Any leveraging strategy the Trust employs may not be successful.

Leverage involves risks and special considerations for common shareholders, including:

•	the likelihood of greater volatility of net asset value, market price and dividend rate of the common shares than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates or dividend rates on any leverage that the Trust must pay will reduce the return to the common shareholders;

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the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Trust were not leveraged, which may result in a greater decline in the market price of the common shares;

•	leverage may increase operating costs, which may reduce total return.

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Investment Objectives, Policies and Risks (continued)

Any decline in the net asset value of the Trust’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Trust’s portfolio declines, leverage will result in a greater decrease in net asset value to the holders of common shares than if the Trust were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares.

Investment Style Risk: Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed better during periods of economic recovery. Therefore, these investment styles may over time go in and out of favor. At times when the investment style used by the Trust is out of favor, the Trust may underperform other equity funds that use different investment styles.

Dividend Paying Equity Securities Risk: Dividends on common equity securities that the Trust may hold are not fixed but are declared at the discretion of an issuer’s board of directors. Companies that have historically paid dividends on their securities are not required to continue to pay dividends on such securities. There is no guarantee that the issuers of the common equity securities in which the Trust invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future. Dividend producing equity securities, in particular those whose market price is closely related to their yield, may exhibit greater sensitivity to interest rate changes. The Trust’s investments in dividend producing equity securities may also limit its potential for appreciation during a broad market advance.

The prices of dividend producing equity securities can be highly volatile. Investors should not assume that the Trust’s investments in these securities will necessarily reduce the volatility of the Trust’s NAV or provide “protection,” compared to other types of equity securities, when markets perform poorly.

Small and Mid-Capitalization Company Risk: Companies with small or mid-size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

Preferred Securities Risk: Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.

Convertible Securities Risk: The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest, principal or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock, including the potential for increased volatility in the price of the convertible security.

Warrants Risk: If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Trust will lose any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Municipal Securities Risks: Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Budgetary constraints of local, state, and federal governments upon which the issuers may be relying for funding may also impact municipal securities. These risks include:

•	General Obligation Bonds Risks — Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

•	Revenue Bonds Risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

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Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment.

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Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

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Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Trust may lose money.

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Municipal Lease Obligations Risks{em_dash;1In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

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Tax-Exempt Status Risk — The Trust and its investment manager will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal bonds and payments under derivative securities. Neither the Trust nor its investment manager will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect and subject the Trust and its shareholders to substantial tax liabilities.

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Investment Objectives, Policies and Risks (continued)

High Yield Bonds Risk: Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Trust.

Corporate Loans Risk: Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the Secured Overnight Financing Rate (“SOFR”), the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. The market for corporate loans may be subject to irregular trading activity and wide bid/ask spreads. In addition, transactions in corporate loans may settle on a delayed basis. As a result, the proceeds from the sale of corporate loans may not be readily available to make additional investments or to meet the Trust’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Trust may hold additional cash, sell investments or temporarily borrow from banks and other lenders. The corporate loans in which the Trust invests are usually rated below investment grade.

Risks of Loan Assignments and Participations: As the purchaser of an assignment, the Trust typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the Trust may not be able unilaterally to enforce all rights and remedies under the loan and with regard to any associated collateral. Because assignments may be arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Trust as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. In addition, if the loan is foreclosed, the Trust could become part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The Trust may be required to pass along to a purchaser that buys a loan from the Trust by way of assignment a portion of any fees to which the Trust is entitled under the loan. In connection with purchasing participations, the Trust generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Trust may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Trust will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Trust may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Distressed Securities Risk: Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Trust will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. The Trust may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Trust may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

Unrated Securities Risk: Because the Trust may purchase securities that are not rated by any rating organization, the Manager may, after assessing their credit quality, internally assign ratings to certain of those securities in categories similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Trust might have difficulty selling them promptly at an acceptable price. To the extent that the Trust invests in unrated securities, the Trust’s ability to achieve its investment objectives will be more dependent on the Manager’s credit analysis than would be the case when the Trust invests in rated securities.

Mortgage- and Asset-Backed Securities Risks: Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

U.S. Government Obligations Risk: Certain securities in which the Trust may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States. In addition, circumstances could arise that could prevent the timely payment of interest or principal on U.S. Government obligations, such as reaching the legislative “debt ceiling.” Such non-payment could result in losses to the Trust and substantial negative consequences for the U.S. economy and the global financial system.

Sovereign Debt Risk: Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

Foreign Securities Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Trust will lose money. These risks include:

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The Trust generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

•	Changes in foreign currency exchange rates can affect the value of the Trust’s portfolio.

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The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

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The governments of certain countries, or the U.S. Government with respect to certain countries, may prohibit or impose substantial restrictions through capital controls and/or sanctions on foreign investments in the capital markets or certain industries in those countries, which may prohibit or restrict the ability to own or transfer currency, securities, derivatives or other assets.

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Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

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The Trust’s claims to recover foreign withholding taxes may not be successful, and if the likelihood of recovery of foreign withholding taxes materially decreases, due to, for example, a change in tax regulation or approach in the foreign country, accruals in the Trust’s net asset value for such refunds may be written down partially or in full, which will adversely affect the Trust’s net asset value.

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The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Trust’s investments.

Emerging Markets Risk: Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

Foreign Currency Transactions Risk: The Trust may invest in forward foreign currency exchange contracts. Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow the Trust to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Commodities Related Investments Risk: Exposure to the commodities markets may subject the Trust to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in inflation, interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

Repurchase Agreements and Purchase and Sale Contracts Risk: If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Trust may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Trust may lose money.

Reverse Repurchase Agreements Risk: Reverse repurchase agreements involve the sale of securities held by the Trust with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Trust could lose money if it is unable to recover the securities and the value of the collateral held by the Trust, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Trust. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.

Dollar Rolls Risk: Dollar rolls involve the risk that the market value of the securities that the Trust is committed to buy may decline below the price of the securities the Trust has sold. These transactions may involve leverage.

Structured Securities Risk: Because structured securities of the type in which the Trust may invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments, index or reference obligation and will also be subject to counterparty risk. The Trust may have the right to receive payments only from the structured security, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. In addition to the general risks associated with debt securities discussed herein, structured securities carry additional risks, including, but not limited to: the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; and the possibility that the structured securities are subordinate to other classes. The Trust is permitted to invest in a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Structured securities are based upon the movement of one or more factors, including currency exchange rates, interest rates, reference bonds and stock indices, and changes in interest rates and impact of these factors may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured security to be reduced to zero. Certain issuers of such structured securities may be deemed to be “investment companies” as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”). As a result, the Trust’s investment in such securities may be limited by certain investment restrictions contained in the Investment Company Act.

Investment Companies and ETFs Risk: Subject to the limitations set forth in the Investment Company Act and the rules thereunder, the Trust may acquire shares in other investment companies and in ETFs, some of which may be affiliated investment companies. The market value of the shares of other investment companies and ETFs may differ from their net asset value. As an investor in investment companies and ETFs, the Trust would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses (to the extent not offset by the Manager through waivers). As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies and ETFs (to the extent not offset by the Manager through waivers).

The securities of other investment companies and ETFs in which the Trust may invest may be leveraged. As a result, the Trust may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies and ETFs that use leverage may expose the Trust to higher volatility in the market value of such securities and the possibility that the Trust’s long-term returns on such securities (and, indirectly, the long-term returns of shares of the Trust) will be diminished.

As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. To the extent the Trust is held by an affiliated fund, the ability of the Trust itself to hold other investment companies may be limited

I N V E S T M E N T O B J E C T I V E S , P O L I C I E S A N D R I S K S	105

Investment Objectives, Policies and Risks (continued)

Derivatives Risk: The Trust’s use of derivatives may increase its costs, reduce the Trust’s returns and/or increase volatility. Derivatives involve significant risks, including:

•

Leverage Risk — The Trust’s use of derivatives can magnify the Trust’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.

•

Market Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The Trust could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, the Manager may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Trust’s derivatives positions to lose value.

•

Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will be unable or unwilling to fulfill its contractual obligation, and the related risks of having concentrated exposure to such a counterparty.

•

Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Trust to sell or otherwise close a derivatives position could expose the Trust to losses and could make derivatives more difficult for the Trust to value accurately.

•	Operational Risk — The use of derivatives includes the risk of potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.

•	Legal Risk — The risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

•

Volatility and Correlation Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Trust’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

•

Valuation Risk — Valuation for derivatives may not be readily available in the market. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

•

Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Trust’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.

•

Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Trust realizes from its investments.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Trust may lose money and there may be a delay in recovering the loaned securities. The Trust could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Trust.

Subsidiary Risk: By investing in the Subsidiary, the Trust is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Trust and are subject to the same risks that apply to similar investments if held directly by the Trust (see “Commodities Related Investments Risk” above). There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act, and, unless otherwise noted, is not subject to all the investor protections of the Investment Company Act. However, the Trust wholly owns and controls the Subsidiary, and the Trust and the Subsidiary are both managed by the Manager, making it unlikely that the Subsidiary will take action contrary to the interests of the Trust and its shareholders. The Board has oversight responsibility for the investment activities of the Trust, including its investment in the Subsidiary, and the Trust’s role as sole shareholder of the Subsidiary. The Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Trust. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Trust and/or the Subsidiary to operate as described and could adversely affect the Trust.

Variable and Floating Rate Instrument Risk: Variable and floating rate securities provide for periodic adjustment in the interest rate paid on the securities. These securities may be subject to greater illiquidity risk than other fixed-income securities, meaning the absence of an active market for these securities could make it difficult for the Trust to dispose of them at any given time.

Risk of Investing in the United States: Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Trust has exposure.

Market Risk and Selection Risk: Market risk is the risk that one or more markets in which the Trust invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Trust and its investments. Selection risk is the risk that the securities selected by Trust management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

An outbreak of an infectious coronavirus (COVID-19) that was first detected in December 2019 developed into a global pandemic that has resulted in numerous disruptions in the market and has had significant economic impact leaving general concern and uncertainty. Although vaccines have been developed and approved for use by various

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Investment Objectives, Policies and Risks (continued)

governments, the duration of the pandemic and its effects cannot be predicted with certainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general ways that cannot necessarily be foreseen at the present time.

Shareholder Activism Risk: Shareholder activism involving closed-end funds has recently been increasing. Shareholder activism can take many forms, including engaging in public campaigns to demand that the Trust consider significant transactions such as a tender offer, merger or liquidation or to attempt to influence the Trust’s corporate governance and/or management, commencing proxy contests to attempt to elect the activists’ representatives or others to the Trust’s Board of Trustees, or to seek other actions such as a termination of the Trust’s investment advisory contract with its current investment manager or commencing litigation. If the Trust becomes the subject of shareholder activism, then management and the Board may be required to divert significant resources and attention to respond to the activist and the Trust may incur substantial costs defending against such activism if management and the Board determine that the activist’s demands are not in the best interest of the Trust. Further, the Trust’s share price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any shareholder activism.

I N V E S T M E N T O B J E C T I V E S , P O L I C I E S A N D R I S K S	107

Automatic Dividend Reinvestment Plan

Pursuant to BCAT and ECAT’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After BCAT and ECAT declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trusts (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value (“NAV”) per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in BCAT and ECAT that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share sold fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at computershare.com/blackrock, or in writing to Computershare, P.O. Box 43006, Providence, RI 02940-3078, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 150 Royall Street, Suite 101, Canton, MA 02021.

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Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

R. Glenn Hubbard 1958	Chair of the Board (Since 2022) Trustee (Since 2007)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	69 RICs consisting of 102 Portfolios	ADP (data and information services) from 2004 to 2020; Metropolitan Life Insurance Company (insurance); TotalEnergies SE (multi-energy)

W. Carl Kester(d) 1951	Vice Chair of the Board (Since 2022) Trustee (Since 2007)	Baker Foundation Professor and George Fisher Baker Jr. Professor of Business Administration, Emeritus, Harvard Business School since 2022; George Fisher Baker Jr. Professor of Business Administration, Harvard Business School from 2008 to 2022; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	71 RICs consisting of 104 Portfolios	None

Cynthia L. Egan 1955	Trustee (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	71 RICs consisting of 104 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair); Huntsman Corporation (Lead Independent Director and non- Executive Vice Chair of the Board) (chemical products)

Frank J. Fabozzi(d) 1948	Trustee (Since 2007)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) from 2011 to 2022; Professor of Practice, Johns Hopkins University since 2021; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year; Adjunct Professor of Finance, Carnegie Mellon University in fall 2020 semester.	71 RICs consisting of 104 Portfolios	None

Lorenzo A. Flores 1964	Trustee (Since 2021)	Vice Chairman, Kioxia, Inc. since 2019; Chief Financial Officer, Xilinx, Inc. from 2016 to 2019; Corporate Controller, Xilinx, Inc. from 2008 to 2016.	69 RICs consisting of 102 Portfolios	None

Stayce D. Harris 1959	Trustee (Since 2021)	Lieutenant General, Inspector General of the United States Air Force from 2017 to 2019; Lieutenant General, Assistant Vice Chief of Staff and Director, Air Staff, United States Air Force from 2016 to 2017; Major General, Commander, 22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia from 2014 to 2016; Pilot, United Airlines from 1990 to 2020.	69 RICs consisting of 102 Portfolios	KULR Technology Group, Inc. in 2021; The Boeing Company (airplane manufacturer)

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	109

Trustee and Officer Information (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

J. Phillip Holloman 1955	Trustee (Since 2021)	President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	69 RICs consisting of 102 Portfolios	PulteGroup, Inc. (home construction); Rockwell Automation Inc. (industrial automation); Vestis Corporation (uniforms and facilities services)

Catherine A. Lynch(d) 1961	Trustee (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	71 RICs consisting of 104 Portfolios	PennyMac Mortgage Investment Trust

Non-Management Interested Trustee(a)(f)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Arthur P. Steinmetz 1958	Trustee (Since 2023)	Consultant, Posit PBC (enterprise data science) since 2020; Director, ScotiaBank (U.S.) from 2020 to 2023; Chairman, Chief Executive Officer and President of OppenheimerFunds, Inc. from 2015, 2014 and 2013, respectively to 2019; Trustee, President and Principal Executive Officer of 104 OppenheimerFunds funds from 2014 to 2019; Portfolio manager of various OppenheimerFunds fixed income mutual funds from 1986 to 2014.	70 RICs consisting of 103 Portfolios	Trustee of 104 OppenheimerFunds funds from 2014 to 2019

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Trustee and Officer Information (continued)

Interested Trustees(a)(e)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	97 RICs consisting of 268 Portfolios	None

John M. Perlowski(d) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	99 RICs consisting of 270 Portfolios	None
(a)	The address of each Trustee is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)

Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; and W. Carl Kester, 1995.

(d)	Dr. Fabozzi, Ms. Egan, Dr. Kester, Ms. Lynch, Mr. Steinmetz and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.
(e)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Corporation based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

(f)

Mr. Steinmetz is currently classified as a non-management interested Trustee based on his former directorship at another company that is not an affiliate of BlackRock, Inc. Mr. Steinmetz does not currently serve as an officer or employee of BlackRock, Inc. or its affiliates or own any securities of BlackRock, Inc. It is anticipated that Mr. Steinmetz will become an Independent Trustee effective January 19, 2024.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	111

Trustee and Officer Information (continued)

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years

Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Aaron Wasserman 1974	Chief Compliance Officer (Since 2023)	Managing Director of BlackRock, Inc. since 2018; Chief Compliance Officer of the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex since 2023; Deputy Chief Compliance Officer for the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex from 2014 to 2023.

Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a)	The address of each Officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)	Officers of the Trust serve at the pleasure of the Board.

Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer of the Trusts.

Effective December 31, 2023, Frank Fabozzi retired as Trustee of the Trusts.

Effective January 19, 2024, Arthur Steinmetz became an Independent Trustee of the Trusts.

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Additional Information

Proxy Results

The Annual Meeting of Shareholders of BCAT was held on July 11, 2023 for shareholders of record on May 12, 2023, to elect trustee nominees for BCAT. There were no broker non-votes with regard to BCAT.

Shareholders elected the Class I Trustees as follows:

	Cynthia L. Egan		Lorenzo A. Flores		Stayce D. Harris		Catherine A. Lynch

Fund Name	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld

BCAT	90,910,739	4,295,906	88,748,704	6,457,941	90,959,602	4,247,043	88,915,271	6,291,374

For the Trust listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Robert Fairbairn, J. Phillip Holloman, R. Glenn Hubbard, John M. Perlowski, Frank J. Fabozzi and W. Carl Kester.

The Annual Meeting of Shareholders of ECAT (the “Meeting”) was called for July 10, 2023 for shareholders of record on May 12, 2023 to consider and vote on a proposal to elect four Class I Trustees. The Board of Trustees of ECAT (the “Board”) nominated four nominees who currently serve as Class I Trustees. A hedge fund managed by Saba Capital Management, L.P. (“Saba”) also nominated four nominees. The Meeting was adjourned to July 25, 2023 and further adjourned to August 7, 2023 to seek additional shareholder participation. A quorum of shareholders required to conduct business at the Meeting was not obtained.

The ballots and proxies received by First Coast Results, Inc., the independent Inspector of Election of the Meeting, reflected votes with respect to the nominees as follows:

Board Nominees/Incumbent Trustees

	Cynthia L. Egan			Lorenzo A. Flores			Stayce D. Harris

Fund Name	Votes For	Votes Against	Abstain	Votes For	Votes Against	Abstain	Votes For	Votes Against	Abstain

ECAT	19,647,693	1,426,869	414,490	19,578,563	1,476,063	434,426	19,568,775	1,467,554	452,723

	Catherine A. Lynch

Fund Name	Votes For	Votes Against	Abstain

ECAT	19,618,201	1,421,536	449,315
Saba Nominees(a)
	Ravi Bhasin			Ilya Gurevich			Richard Thiemann

Fund Name	Votes For	Votes Against	Abstain	Votes For	Votes Against	Abstain	Votes For	Votes Against	Abstain

ECAT	0	0	0	0	0	0	0	0	0

	Emmanuel Werthenschlag

Fund Name	Votes For	Votes Against	Abstain

ECAT	0	0	0

(a)

Saba did not submit for voting any shares held directly or for other shareholders who authorized Saba via proxy to vote on their behalf. A quorum of shareholders required to conduct business at the Meeting was not obtained

Because a quorum was not obtained to conduct business at the Meeting, each incumbent Class I Trustee listed above will continue to serve on the Board of ECAT as a “holdover” Trustee until his or her successor has been duly elected and qualified.

The Trustees of ECAT whose term of office continued after the Meeting because they were not up for election are Frank J. Fabozzi, Robert Fairbairn, J. Phillip Holloman, R. Glenn Hubbard, W. Carl Kester and John M. Perlowski.

Trust Certification

The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Environmental, Social and Governance (“ESG”) Integration

Although the Trusts do not seek to implement a specific sustainability objective, strategy or process unless otherwise disclosed, Trust management will consider ESG factors as part of the investment process for the Trusts. Trust management views ESG integration as the practice of incorporating financially material ESG data or information into investment processes with the objective of enhancing risk-adjusted returns. These ESG considerations will vary depending on the Trusts’ particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. The ESG characteristics utilized in the Trusts’ investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers

A D D I T I O N A L I N F O R M A T I O N	113

Additional Information (continued)

Environmental, Social and Governance (“ESG”) Integration (continued)

that are eligible for investment. Certain of these considerations may affect the Trusts’ exposure to certain companies or industries. While Trust management views ESG considerations as having the potential to contribute to the Trusts’ long-term performance, there is no guarantee that such results will be achieved.

Dividend Policy

Each Trust’s policy is to make monthly distributions to shareholders. In order to provide shareholders with a more stable level of dividend distributions, each Trust employs a managed distribution plan (the “Plan”), the goal of which is to provide shareholders with consistent and predictable cash flows by setting distribution rates based on expected long-term returns of each Trust.

The distributions paid by each Trust for any particular month may be more or less than the amount of net investment income earned by each Trust during such month. Furthermore, the final tax characterization of distributions is determined after the year-end of a Trust and is reported in each Trust’s annual report to shareholders. Distributions can be characterized as ordinary income, capital gains and/or return of capital. Each Trust’s taxable net investment income and net realized capital gains (“taxable income”) may not be sufficient to support the level of distributions paid. To the extent that distributions exceed the Trust’s current and accumulated earnings and profits, the excess may be treated as a non-taxable return of capital.

A return of capital is a return of a portion of an investor’s original investment. A return of capital is not expected to be taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent disposition by the shareholder of his or her shares. It is possible that a substantial portion of the distributions paid during a calendar year may ultimately be classified as return of capital for U.S. federal income tax purposes when the final determination of the source and character of the distributions is made.

Such distributions, under certain circumstances, may exceed a Trust’s total return performance. When total distributions exceed total return performance for the period, the difference reduces the Trust’s total assets and net asset value (“NAV”) per share and, therefore, could have the effect of increasing the Trust’s expense ratio and reducing the amount of assets the Trust has available for long term investment.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

The following information is a summary of certain changes since December 31, 2022. This information may not reflect all of the changes that have occurred since you purchased the relevant Trust.

Except if noted otherwise herein, there were no changes to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders. Except if noted otherwise herein, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Trust may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

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Additional Information (continued)

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Trusts’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Trust makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities and information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Trust and Service Providers

Investment Adviser	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC	Deloitte & Touche LLP
Wilmington, DE 19809	Boston, MA 02116

Sub-Adviser	Legal Counsel
BlackRock (Singapore) Limited	Willkie Farr & Gallagher LLP
079912 Singapore	New York, NY 10019

Accounting Agent and Custodian	Address of the Trusts
State Street Bank and Trust Company	100 Bellevue Parkway
Boston, MA 02114	Wilmington, DE 19809

Transfer Agent
Computershare Trust Company, N.A.
Canton, MA 02021

A D D I T I O N A L I N F O R M A T I O N	115

Glossary of Terms Used in this Report

Currency Abbreviation

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

CNH	Chinese Yuan

CNY	Chinese Yuan

DKK	Danish Krone

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

IDR	Indonesian Rupiah

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Peso

NOK	Norwegian Krone

SEK	Swedish Krona

THB	Thai Baht

USD	United States Dollar

ZAR	South African Rand

Portfolio Abbreviation

ABS	Asset-Backed Security

ADR	American Depositary Receipt

BZDIOVER	Overnight Brazil Interbank Deposit (CETIP)

CLO	Collateralized Loan Obligation

CMT	Constant Maturity Treasury

CR	Custodian Receipt

DAC	Designated Activity Company

ESTR	Euro Short Term Rate

ETF	Exchange-Traded Fund

EURIBOR	Euro Interbank Offered Rate

FREMF	Freddie Mac Multifamily Securities

GMTN	Global Medium-Term Note

GO	General Obligation Bonds

LIBOR	London Interbank Offered Rate

MSCI	Morgan Stanley Capital International

MTA	Month Treasury Average

MXIBTIIE	Mexico Interbank TIIE 28-Day

PIK	Payment-in-Kind

RB	Revenue Bond

S&P	Standard & Poor’s

SAB	Special Assessment Bonds

SCA	Societe en Commandite par Actions

SOFR	Secured Overnight Financing Rate

SONIA	Sterling Overnight Interbank Average Rate

SPDR	Standard & Poor’s Depository Receipt

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Want to know more?

blackrock.com | 800-882-0052

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

BCAT-12/23-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi

Lorenzo A. Flores

Catherine A. Lynch

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock ESG Capital Allocation Trust	$77,928	$74,970	$0	$0	$32,464	$21,600	$407	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC ( the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,154,000	$2,098,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,154,000 and $2,098,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,”

“Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock ESG Capital Allocation Trust	$32,871	$21,600

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,154,000	$2,098,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrant

(a)

The following individuals are members of the registrant’s separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Frank J. Fabozzi
Lorenzo A. Flores
J. Phillip Holloman
Catherine A. Lynch

(b)	Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL, a copy of the Fund’s Global Corporate Governance  & Engagement Principles are attached as Exhibit 99.GLOBAL.CORP.GOV and a copy of the Fund’s Corporate Governance and Proxy Voting Guidelines for U.S. Securities are attached as Exhibit 99.US.CORP.GOV . Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Rick Rieder, Managing Director at BlackRock, David Clayton, CFA, JD, Managing Director at BlackRock, Russ Koesterich, CFA, JD, Managing Director at BlackRock and Kate Moore, Managing Director at BlackRock. Messrs. Rieder, Clayton and Koesterich and Ms. Moore are the Fund’s portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Messrs. Rieder, Clayton and Koesterich and Ms. Moore have been members of the Fund’s portfolio management team since 2021.

Portfolio Manager	Biography

Rick Rieder	Global Chief Investment Officer of Fixed Income, Co-head of BlackRock’s Global Fixed Income platform, member of Global Operating Committee and Chairman of the BlackRock firmwide Investment Council. Managing Director of BlackRock, Inc. since 2009. President and Chief Executive Officer of R3 Capital Partners from

2008 to 2009; Managing Director of Lehman Brothers from 1994 to 2008.
David Clayton, CFA, JD	Managing Director of BlackRock, Inc. since 2012; Director of BlackRock, Inc. from 2010 to 2011.
Russ Koesterich, CFA, JD	Managing Director of BlackRock, Inc. since 2009.
Kate Moore	Managing Director of BlackRock since 2016; Chief Investment Strategist at J.P. Morgan from 2013 to 2016; Senior Global Equity Strategist at BofA Merrill Lynch Global Research from 2009 to 2013.

(a)(2) As of December 31, 2023:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Rick Rieder	267	41	18	0	7	2
	$103.8 Billion	$37.97 Billion	$3.97 Billion	$0	$415.2 Million	$236.9 Million
David Clayton, CFA, JD	10	9	32	0	0	0
	$29.87 Billion	$18.65 Billion	$2.07 Million	$0	$0	$0
Russ Koesterich, CFA, JD	10	9	32	0	0	0
	$29.87 Billion	$18.65 Billion	$2.07 Million	$0	$0	$0
Kate Moore	0	2	0	0	0	0
	$0	$262.1 Million	$0	$0	$0	$0

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Rieder, Clayton and Koesterich and Ms. Moore may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Rieder, Clayton and Koesterich and Ms. Moore may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of December 31, 2023:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of December 31, 2023.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance is generally assessed over trailing 1-,3-, and 5-year periods relative to benchmarks plus an alpha target as well as against peer groups. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: S&P 500 Index, FTSE World ex-US Index, ICE BofA Current 5-Year Treasury Index and FTSE Non-US Dollar World Government Bond Index.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($330,000 for 2023). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of December 31, 2023.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Rick Rieder	$50,001 - $100,000
David Clayton, CFA, JD	$100,001 - $500,000
Russ Koesterich, CFA, JD	None
Kate Moore	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Period	(a) Total Number of Shares Purchased[1]	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs[1]	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs[1]
July 1-31, 2023	0	$-	0	4,619,300
August 1-31, 2023	0	$-	0	4,619,300
September 1-30, 2023	489,120	$14.8510	489,120	4,130,180
October 1-31, 2023	0	$-	0	4,130,180
November 1-30, 2023	0	$-	0	4,130,180
December 1-31, 2023	0	$-	0	5,094,656
Total:	489,120	14.8510	489,120	5,094,656

1 On September 8, 2022, the Fund announced a continuation of its open market share repurchase program. Commencing on December 1, 2022, the Fund may repurchase through November 30, 2023, up to 5% of its common shares outstanding as of the close of business on November 30, 2022, subject to certain conditions. On November 15, 2023, the Fund announced a further continuation of its open market share repurchase program. Commencing on December 1, 2023, the Fund may repurchase through November 30, 2024, up to 5% of its common shares outstanding as of the close of business on November 30, 2023, subject to certain conditions.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies –

(a) The following table shows the dollar amounts of income, and dollar amounts of fees and/or compensation paid, relating to the Fund’s securities lending activities during the fiscal year ended December 31, 2023.

	BlackRock ESG Capital Allocation Trust
(1)	Gross income from securities lending activities			$258,030
(2)	Fees and/or compensation for securities lending activities and related services
	(a)	Securities lending income paid to BIM for services as securities lending agent	$7,700
	(b)	Collateral management expenses (including fees deducted from a polled cash collateral vehicle) not included in (a)	$1,982
	(c)	Administrative fees not included in (a)	$0
	(d)	Indemnification fees not included in (a)	$0
	(e)	Rebate (paid to borrowers)	$210,630
	(f)	Other fees not included in (a)	$0
(3)	Aggregate fees/compensation for securities lending activities			$220,312
(4)	Net income from securities lending activities			$ 37,718

(b) BlackRock Investment Management, LLC (“BIM”) serves as securities lending agent for the Fund and in that role administers the Fund’s securities lending program pursuant to the terms of a securities lending agency agreement entered into between the Fund and BIM.

Item 13 –	Recovery of Erroneously Awarded Compensation – Not Applicable

Item 14 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

(c) Notices to the registrant’s common shareholders in accordance with the order under Section  6(c) of the 1940 Act granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act, dated May 9, 20091

1 The Fund has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year, and as frequently as distributions are specified by or in accordance with the terms of its outstanding preferred stock. This relief is conditioned, in part, on an undertaking by the Fund to make the disclosures to the holders of the Fund’s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The Fund is likewise obligated to file with the SEC the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock ESG Capital Allocation Term Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock ESG Capital Allocation Term Trust

Date: February 23, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock ESG Capital Allocation Term Trust

Date: February 23, 2024

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock ESG Capital Allocation Term Trust

Date: February 23, 2024